AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 19, 2000
                                                 REGISTRATION NO. 333-58681
    -----------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-2


[x]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[x]   PRE-EFFECTIVE AMENDMENT NO. 5
[ ]   POST-EFFECTIVE AMENDMENT NO. _____


                        EAST COAST VENTURE CAPITAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                241 FIFTH AVENUE
                                    SUITE 302
                             NEW YORK, NY 10016-8703
                                 (212) 686-1515

   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         ZINDEL ZELMANOVITCH, PRESIDENT
                        EAST COAST VENTURE CAPITAL, INC.
                                241 FIFTH AVENUE
                                    SUITE 302
                             NEW YORK, NY 10016-8703
                                 (212) 686-1515

            (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                   COPIES TO:

STUART NEUHAUSER, ESQ.                          LAWRENCE G. NUSBAUM, ESQ.
BERLACK, ISRAELS & LIBERMAN LLP                 GUSRAE KAPLAN & BRUNO
120 WEST 45TH STREET                            120 WALL STREET
NEW YORK, NY  10036                             NEW YORK, NY 10005
(212) 704-0100                                  (212) 269-1400
(212) 704-0196 (FAX)                            (212) 809-5449 (FAX)

      APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: AS SOON AS REASONABLY PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box: | X |


                         CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------

                                           Proposed     Proposed
    Title of Each                          Maximum       Maximum
       Class of           Amount to        Offering     Aggregate        Amount of
   Securities to be          be           Price per     Offering       Registration
      Registered          Registered      Security(1)    Price              Fee
-----------------------------------------------------------------------------------

Units, each              1,023,500(2)       $4.10      $4,196,350        $1,166.59
consisting of one
Share of Common
Stock, $.01  par
value per Share,
and one Warrant

Common Stock             1,023,500          -----         -----            -----

Warrants                 1,023,500          -----         -----            -----

Common Stock             1,023,500          $5.50      $5,629,250        $1,564.93
underlying
Warrants

Underwriters'             89,000            $.01          $890             $.25
Unit Purchase
Option

Units in                  89,000           $6.56        $583,840          $162.31
Underwriters'
Purchase Option

Common Stock in           89,000            -----         -----            -----
Underwriters'
Unit Purchase
Option

Warrants in               89,000            -----         -----            -----
Underwriters'
Unit Purchase
Option

Common Stock              89,000           $8.80        $792,000          $220.18
underlying
Warrants in
Underwriters'
Unit Purchase
Option

Total                                                 $11,202,330      $3,114.26(3)
Registration and
Fee


(1) Estimated solely for purposes of calculating registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended (the "Act"). Pursuant to Rule 416 under the Act, this Registration Statement covers such additional indeterminate number of shares of Common Stock as may be issued by reason of adjustments in the number of shares of Common Stock pursuant to anti-dilution provisions contained in the Warrant Agreement governing the Warrants and the Underwriters' Unit Purchase Option. Because such additional shares of Common Stock will, if issued, be issued for no additional consideration, no registration fee is required.


(2)   Includes 133,500 Units included in the Representative's Over-Allotment
Option.


(3)   $4,637.77 previously paid.

      IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
      [x]   WHEN DECLARED EFFECTIVE PURSUANT TO SECTION 8(C).

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                        EAST COAST VENTURE CAPITAL, INC.

                              CROSS REFERENCE SHEET
                          BETWEEN ITEMS IN REGISTRATION
                   STATEMENT ON FORM N-2 AND THE PROSPECTUS

  ITEM IN FORM N-2                  CAPTION OR LOCATION IN PROSPECTUS

1.    Outside Front Cover              Outside Front Cover

2.    Inside Front and Outside Back    Inside Front and Outside
      Cover Page                       Back Cover Page

3.    Fee Table and Synopsis           Prospectus Summary; Fees and
                                       Expenses

4.    Financial Highlights             Selected Financial Data

5.    Plan of Distribution             Outside Front Cover;
                                       Underwriting

6.    Selling Shareholders             Not Applicable

7.    Use of Proceeds                  Use of Proceeds

8.    General Description of           Outside Front Cover; Registrant
                                       Prospectus Summary; Risk
                                       Factors; Business

9.    Management                       Management; Custodian; Transfer
                                       Agent/Warrant Agent

10.   Capital Stock,  Long-Term Debt   Prospectus Summary;
      and Other Securities             Capitalization;
                                       Description of Securities

11.   Defaults and Arrears in Senior   Not Applicable
      Securities

12.   Legal Proceedings                Business

13.   Table of Contents of  the        Not Applicable
      Statement of Additional
      Information

14.   Cover Page                       Not Applicable

15.   Table of Contents                Outside Front Cover Page

16.   General Information and          Prospectus Summary;
      History                          Business

17.   Investment Objectives and        Business
      Policies
                                       iv

18.   Management                       Management

19.   Control Persons and Principal    Principal Stockholders
      Holders of Securities

20.   Investment  Advisory  and        Transfer Agent/Warrant
      other Services                   Agent; Custodian; Experts

21.   Brokerage  Allocation            Not Applicable
      and Other Practices

22.   Tax Status                       Business; Tax
                                       Considerations

23.   Financial Statements             Financial Statements

      Pursuant to General Instruction on Form N-2, all information required to be set forth in Part B: Statement of Additional Information has been included in Part A: The Prospectus. The items required to be set forth in Part C are set forth in Part C.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH AN OFFER, SOLICITATION OF SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY STATE.


                                     SUBJECT TO COMPLETION, DATED APRIL 19, 2000


                        EAST COAST VENTURE CAPITAL, INC.


                                  890,000 UNITS

      East Coast Venture Capital, Inc., a Delaware corporation (the "Company") is offering (the "Offering") 890,000 units (the "Units") at a price of $4.10 per Unit. Each Unit consists of one share of Common Stock, par value $.01 per share ("Common Stock") and one redeemable common stock purchase warrant ("Warrants", and collectively with the Units and Common Stock, the "Securities").


      The Company is a Specialized Small Business Investment Company ("SSBIC") licensed by the United States Small Business Administration ("SBA") and is also a non-diversified, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's business is to provide loan and/or equity financing to small and medium sized businesses or persons who qualify under SBA regulations as socially or economically disadvantaged persons or to entities which are at least 50% owned by such persons. The Company's investment objective is to achieve a high level of current income from the collection of interest on loans and long term growth through the appreciation in value of the Company's equity interests in the companies in which it will invest.

      This Prospectus concisely sets forth the information about the Company that a prospective investor ought to know before investing, and it should be retained for future reference. Additional information about the Company has been filed with the Securities and Exchange Commission ("SEC" or "Commission") and is available upon written or oral request. The information required by the Statement of Additional Information is included in this Prospectus.

      AN INVESTMENT IN THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND SUBSTANTIAL IMMEDIATE DILUTION OF APPROXIMATELY 72%. AN INVESTMENT IN THESE SECURITIES SHOULD BE CONSIDERED ONLY BY PERSONS CAPABLE OF SUSTAINING THE LOSS OF THEIR ENTIRE INVESTMENT. SEE "RISK FACTORS" WHICH BEGIN ON PAGE ___ AND "DILUTION".

      SHARES OF CLOSED-END INVESTMENT COMPANIES HAVE IN THE PAST EXHIBITED A TENDENCY TO TRADE AT DISCOUNTS FROM THEIR UNDERLYING NET ASSET VALUES AND PUBLIC OFFERING PRICES. THE RISK OF LOSS ASSOCIATED WITH THIS TENDENCY MAY BE GREATER FOR INVESTORS WHO EXPECT TO SELL THE SECURITIES OFFERED HEREBY SOON AFTER THE OFFERING COMMENCES.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

(FRONT  COVER CONTINUED)

--------------------------------------------------------------------------------
                                       Discounts and     Proceeds to
                    Price to Public   Commissions (1)   the Company (2)
--------------------------------------------------------------------------------
Per
Unit................     $4.10             $.41            $3.69
--------------------------------------------------------------------------------
Total (3)...........   $3,649,000         $364,900       $3,284,100
--------------------------------------------------------------------------------

(1) The value of each share of Common Stock and Warrant included in a Unit is $4.00 and $.10, respectively. Does not include additional underwriting compensation to be paid by the Company to the Underwriters in the form of (a) subject to the approval of the SEC, warrants to purchase up to 89,000 Units exercisable over a four year period commencing one year from the date of this Prospectus at an exercise price of $6.56 per Unit (the "Underwriters' Unit Purchase Option"), or, at the Underwriters' election, a cash payment of $12,812 as consideration for waiving such warrants or if SEC approval is not granted,
(b) a non-accountable expense allowance (the "Non-Accountable Expense Allowance") equal to three percent (3%) of the aggregate public offering price of the Units, $109,470 ($125,891 assuming exercise in full of the Over-Allotment Option, as defined below) and (c) consulting fees of $108,000 payable to First Liberty Investment Group, Inc., the representative (the "Representative") in full at the closing of the Offering. The Company has agreed to indemnify the Underwriters against certain liabilities arising under the Securities Act of 1933, as amended. See "Underwriting."

(2) Before deducting expenses of this offering payable by the Company estimated to be $467,470, including the Representative's Non-Accountable Expense Allowance of $109,470 and the $108,000 financial consulting fee referred to above. After deducting such expenses, the net proceeds to the Company will be approximately $2,816,630. See "Use of Proceeds."


(3) The Company has granted the Representative an option to purchase up to 133,500 Units at any time before 30 days from the date hereof solely for covering over-allotments (the "Over-Allotment Option"). If the Over-Allotment Option is exercised in full (and the estimated expenses of the Offering are $483,891) the total price to the public will be $4,196,350 and the total discounts and commissions will be $419,635. The net proceeds to the Company after deducting such discounts and commissions and expenses would be $3,292,824. See "Use of Proceeds."


      The Common Stock and Warrants are detachable and may trade separately immediately upon issuance. Each Warrant entitles the holder to purchase one share of Common Stock, at an exercise price of $5.50, subject to adjustment, from the earlier of (i) 24 months from the date of this Prospectus or (ii) 12 months from the date of this Prospectus, with the consent of the Representative of the several underwriters of this Offering (the "Underwriters"), until , 2005. The Warrants may be redeemed by the Company from the earlier of (i) 24 months from the date of this Prospectus or (ii) 12 months from the date of this Prospectus, with the consent of the Representative, on not less than 30 days notice at $.05 per Warrant, provided the average closing price of the Common Stock exceeds $7.50 per share for 20 consecutive trading days ending within 15 days prior to the notice. See "Description of Securities." Prior to this Offering, there has been no public market for the Securities and there can be no assurance that any such market will develop. For information regarding the factors considered in determining the initial public offering prices of the Securities and the exercise price of the Warrants, see "Underwriting." The Company has applied to have the Units, Common Stock and Warrants approved for quotation on the Nasdaq SmallCap Market ("Nasdaq") under the symbols ""ECVCU", "ECVC" and "ECVCW", respectively. No assurances are made that an active trading market will develop even if the Securities are accepted for quotation or that the Company will maintain certain minimum criteria established by Nasdaq for continued quotation.

                      FIRST LIBERTY INVESTMENT GROUP, INC.

               The date of this Prospectus is ____________, 2000.

      An investment in an SSBIC may afford an investor certain favorable tax benefits, including the ability to defer the recognition of capital gain realized on the sale of a publicly traded security, subject to certain limitations, if the investor uses the proceeds from the sale of such publicly traded security within 60 days to purchase common stock in an SSBIC. In addition, subject to certain conditions, certain financial institutions may be able to satisfy their requirements under the Community Reinvestment Act through the purchase of shares of the Company's Common Stock. See "Federal Regulation -- Community Reinvestment Act of 1977" and "Tax Considerations".

      THE SECURITIES ARE BEING OFFERED SUBJECT TO PRIOR SALE, WHEN, AS AND IF DELIVERED TO AND ACCEPTED BY THE UNDERWRITERS, AND SUBJECT TO CERTAIN OTHER CONDITIONS. THE UNDERWRITERS RESERVE THE RIGHT TO WITHDRAW, CANCEL OR MODIFY SUCH OFFERS WITHOUT NOTICE AND TO REJECT ORDERS IN WHOLE OR IN PART. IT IS EXPECTED THAT DELIVERY OF THE SECURITIES WILL BE MADE ON OR ABOUT ___________, 2000.

      CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE PRICE OF THE SECURITIES, INCLUDING OVER-ALLOTMENT, STABILIZING AND SHORT-COVERING TRANSACTIONS AND THE IMPOSITION OF PENALTY BIDS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                              AVAILABLE INFORMATION

      The Company has filed with the SEC a Registration Statement on Form N-2 under the Securities Act of 1933, as amended (the "Securities Act") with respect to the Securities offered hereby. This Prospectus does not contain all of the information set forth in the Registration Statement. For further information with respect to the Company and the Securities, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

      The Company has filed a registration statement under the Securities Exchange Act of 1934, as amended. By doing so it has become subject to the informational requirements of such Act, and in accordance therewith it will file reports and other information with the Commission.

      Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

                               PROSPECTUS SUMMARY

      This summary is qualified in its entirety by the more detailed information, financial statements and notes thereto appearing elsewhere in this Prospectus. In addition, unless otherwise indicated to the contrary, all information appearing herein does not give effect to the exercise of (i) the Over-Allotment Option; (ii) the Warrants (including the Warrants included in the Over-Allotment Option); (iii) the Underwriters' Unit Purchase Option; (iv) options that may be granted pursuant to the Company's Stock Option Plan; and (v) options to purchase up to 30,150 shares of Common Stock. See "Management-Stock Option Plan," "Description of Securities" and "Underwriting." All per share data and information relating to the number of shares of the Company's Common Stock outstanding have been adjusted to give effect to a 21-for-1 stock split on September 29, 1997.

      This Prospectus contains forward-looking statements that involve risks and uncertainties. The Company's actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause these possible differences include, but are not limited to, those discussed in the "Risk Factor" section of this Prospectus.

THE COMPANY


      The Company is a Small Business Investment Company ("SBIC") that operates as a Specialized Small Business Investment Company ("SSBIC") under the Small Business Investment Act of 1958, as amended (the "1958 Act"), and is regulated and financed in part by the Small Business Administration ("SBA"). The Company is a non-diversified investment company that has elected to be regulated as a business development company ("Business Development Company"), a type of closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). In operating its business as a SSBIC and Business Development Company, the Company intends to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. However, it may not qualify as a RIC before the fiscal year beginning August 1, 1999 or even after that date. See "Business - Regulation as a Business Development Company" and "Tax Considerations." Prior to this Offering, Veritas Financial Corp. owned approximately 65% of the shares of Common Stock outstanding and following the Offering, it will own approximately 56% of such shares. See "Principal Stockholders", "Management" and "Risk-Factors - Control by Principal Stockholder."


      As an SSBIC, the Company provides loan and/or equity financing to small and medium sized businesses at least 50% owned by persons who qualify under SBA regulations as socially or economically disadvantaged. The Company's investment objective is to achieve a high level of current income from the collection of interest on loans and long term growth through the appreciation in value of its equity interests in the companies in which it will invest. Equity interests may be acquired by the Company as a condition to a loan financing or, in the alternative, the Company may elect to make financing available to a client by directly purchasing an equity interest in such client rather than making a loan. The Company has to date made one equity investment in a business which was not accompanied by a loan. See "Business-Loan Portfolio; Valuation."


      As of January 31, 2000, the Company had outstanding 54 loans, of which 6 loans, representing approximately 11% of the Company loans receivable, were to finance taxicab medallions, taxicabs and related assets; 8 loans, representing approximately 31% of the Company's assets, were to auto repair shops and gas stations; 24 loans, representing approximately 35% of the Company's assets, were to laundromats and dry cleaners and the balance of its loans, representing approximately 23% of the Company's assets, were to various small businesses such as retail stores, gourmet food shops and restaurants. Taxi loans, are collateralized by taxicabs medallions and related assets. The loans to other small business concerns are collateralized by their assets. The Company intends to reduce the percentage of its assets that relate to New York City taxicab financing by diversifying its loan portfolio and reducing its concentration in such area and by making equity investments in small and medium sized businesses.

      The Company's business strategy focuses on the following:

      o Capitalize on SSBIC Status to Obtain Leverage. The Company intends to capitalize on its SSBIC status by using its leverageable capital and obtaining additional funds to increase its lending through the issuance of subordinated debentures to the SBA.

      o Capitalize on Underserved Market Using Specific Lending Criteria. Generally, the Company has and will in the future continue to make loans and/or equity investments to small and medium sized businesses that meet the Company's lending and equity investment criteria. The Company believes that such businesses, because of their size, are not aggressively targeted by larger traditional lending institutions and offer a significant potential market for the Company.


      o Increase Equity Portfolio. The Company intends to substantially increase its percentage of straight equity investments including those to low or moderate income ("LMI") businesses in certain rural and urban areas that have not participated fully in the U.S.'s current economic expansion. See "Business - Specialized Small Business Investment Companies". The Company intend to emphasize growth companies with strong future capital gains potential. In addition, the Company intends to increase its percentage of loans that will include the issuance to the Company of equity securities which, as discussed above, may lead to long term growth through the appreciation in value of such equity interests.

      o Increase Loan Portfolio. The Company intends to increase its loan portfolio with the proceeds of the Offering and with additional funds, such as SBA financing, to increase its interest income.

      o Broaden Referral Sources to Increase Loans and/or Equity Portfolio. The Company intends to expand its business by increasing its marketing efforts through loan referral sources to identify prospects to the Company for financing opportunities.


      o Identify Potential Acquisitions. The Company intends to increase its loan and/or equity portfolios through acquisitions of other SBICs and SSBICs or their respective portfolios, either with cash or with the issuance of Common Stock.

      o Internet Strategy. The Company has developed a strategy to utilize the Internet to expand its core business, add value to its portfolio companies and enhance the liquidity of its assets. The Company intends to operate a financial portal web site targeted at middle market businesses. Management expects that the strategy will refer financing leads to the Company.

      As an SSBIC, the Company has certain benefits not available in other lending institutions. An investment in an SSBIC, such as a purchase of the Company's Common Stock, may afford certain investors favorable tax benefits, including the ability to defer recognizing capital gain from the sale of publicly traded securities, subject to certain limitations, if the investor uses the proceeds from such sale within 60 days to purchase common stock in an SSBIC. See "Tax Considerations." In addition, subject to certain conditions, certain financial institutions may be able to satisfy their requirements under the Community Reinvestment Act of 1977 by buying shares of the Company's Common Stock. See "Federal Regulation-Community Reinvestment Act." In October 1996, legislation was enacted which eliminated the authority of the SBA to issue new SSBIC licenses. The Company believes that, on the date of this Prospectus, it will be only one of two publicly traded SSBICs. See "Business-Specialized Small Business Investment Companies; Benefits" and "Management - Conflicts of Interest."

      The Company was incorporated in Delaware on June 24, 1998 as the successor (by merger on June 26, 1998) to East Coast Venture Capital, Inc., a New York corporation ("East Coast - NY"), which was incorporated on June 14, 1983. Prior to 1995, the Company was a registered investment company under the 1940 Act, but since 1995, it has not operated as a registered investment company or, until October 7, 1998 as a business development company. The Company's executive offices are located at 241 Fifth Avenue, Suite 302, New York, NY 10016-8703, and its telephone number at such address is (212) 686-1515.

                                  THE OFFERING


Securities offered by the Company........    890,000 Units, each Unit consisting
                                             of one share of Common Stock, par
                                             value $.01, and one Warrant. The
                                             Common Stock and Warrants are
                                             detachable and may trade separately
                                             immediately upon issuance. See
                                             "Description of Securities."


Common Stock Outstanding Prior
to Completion of the Offering............    5,701,545 shares


Common Stock to be Outstanding
After Completion of the Offering.........    6,591,545 shares


Warrants Outstanding Prior
to Completion of the Offering............    0


Warrants to be Outstanding
After Completion of the Offering.........    890,000


Terms of  Warrants.......................    Each Warrant entitles the holder to
                                             purchase one share of the Company's
                                             Common Stock at a price of $5.50,
                                             subject to adjustment, for a period
                                             commencing the earlier of (i) 24
                                             months from the date of this
                                             Prospectus or (ii) 12 months from
                                             the date of this Prospectus, with
                                             the consent of the Representative,
                                             and ending five years from the date
                                             of this Prospectus. The Warrants
                                             are redeemable by the Company
                                             commencing the earlier of (i) 24
                                             months from the date of this
                                             Prospectus or (ii) 12 months from
                                             the date of this Prospectus, with
                                             the consent of the Representative,
                                             on not less than 30 days' notice at
                                             $.05 per Warrant, if the average
                                             closing price of the Common Stock
                                             exceeds $7.50 per share for 20
                                             consecutive trading days ending
                                             within 15 days prior to the notice.
                                             See "Description of Securities."

Proposed Nasdaq SmallCap Market              Units --- ECVCU
 Symbols...................................  Common Stock --- ECVC
                                             Warrants --- ECVCW

Risk Factors...............................  The Securities are subject to a high degree of risk resulting from,
                                             among other matters, earlier losses
                                             and negligible net income during
                                             the past five years, uncertainties
                                             of SBA financing, loan payment
                                             defaults, illiquidity of potential
                                             equity investments, limitations on
                                             taxicab medallion financing, loan
                                             repayments by borrowers and
                                             competition. The Securities are
                                             also subject to substantial
                                             dilution inasmuch as present
                                             stockholders acquired their equity
                                             interest in the Company
                                             substantially below the per share
                                             Offering Price. See "Risk Factors"
                                             and "Dilution."


Use of Proceeds............................  The net proceeds of this Offering, estimated at $2,816,630, will be
                                             used to make loans and/or equity
                                             investments to small and medium
                                             sized businesses to increase the
                                             Company's loan and equity
                                             portfolios that meet the Company's
                                             lending and investment criteria.
                                             See "Use of Proceeds."

                                FEES AND EXPENSES

      The purpose of the following table is to assist an investor in understanding the various costs and expenses that a purchaser of the Shares in the Offering (assuming $.10 is attributed to the Warrant contained in the Unit) will bear directly or indirectly.


       SHAREHOLDER TRANSACTION EXPENSES
           Sales load (as a percentage of the initial public offering price) .............       15.9%(1)

      ANNUAL EXPENSES (as a percentage of net assets attributable to the Common Stock)(2)
           Management Fees (3) ...........................................................       1.91%
           Interest payments on borrowed funds (4) .......................................       3.84%
           Other expenses (estimated) (5) ................................................        .86%
      TOTAL ANNUAL EXPENSES ..............................................................       6.89%

(1) Represents a 10% underwriting discount, which is a one-time fee paid by the Company to the Underwriters in connection with the Offering, a 3% non-accountable expense allowance and $108,000 of consulting fees paid to the Representative. Does not reflect other non-cash compensation to the Underwriters. See "Underwriting."

(2)    Assumes a net asset value of $7,542,947, upon completion of the Offering.


(3) The Company's estimated operating expenses for the fiscal year ending July 31, 2000, consisting primarily of management fees and expenses. The management fee is a fixed fee and the percentage may fluctuate based on the average assets of the Company at any fiscal year end.

(4) Interest expense consists of amounts paid to the SBA on subordinated debentures issued by the Company to the SBA based on a weighted average interest rate of 7.66% per annum on outstanding debentures. Such debentures are used by the Company as funds to lend and/or make equity investments.

(5) Includes investment origination expenses, rent, other administrative and similar day-to-day operating expenses, and estimated accounting, legal, shareholder relations, transfer agent, stock record and miscellaneous expenses for the fiscal year ending July 31, 2000.

EXAMPLE

       The following example projects the amount of cumulative expenses that would be incurred over various future periods with respect to a $1,000 investment in the Company. These amounts assume no additional leverage and reflect a 15.1% sales load (the underwriting discount paid by the Company in connection with the Offering) and payment of the annual expenses as estimated in the table above.

                                              1 Year  3 Years  5 Years  10 Years
                                              ------  -------  -------  --------
A purchaser of the Shares would pay the
   following expenses on a $1,000 invest-
      ment, assuming a  5.0% annual return.    $190     $236     $394     $789

      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE COMPANY, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes (as required by the Commission) a 5.0% annual return; however, the Company's performance will vary and may result in a return greater or less than 5.0%. Although, the example also assumes (as required) that the investor has reinvested all dividends and distributions at net asset value, no such plan has been adopted.

                          SUMMARY FINANCIAL INFORMATION

                                             FISCAL YEARS ENDED JULY 31,                                    SIX MONTHS ENDED
                                                     (AUDITED)                                                 JANUARY 31
                                                                                                           1999           2000
                                                                                                           ----           ----
                              -------------------------------------------------------------------------------------------------
          BALANCE SHEET DATA:      1995          1996            1997           1998          1999
                                   ----          ----            ----           ----          ----
ASSETS:
Loans and equity
investments                   $ 2,851,793    $ 4,248,120    $ 4,198,446    $ 4,213,095    $ 4,312,046    $ 4,570,264    $ 4,052,509
Less: reserve for
loan losses                      (148,158)      (148,158)      (148,158)      (148,158)      (179,980)      (148,158)      (179,980)
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------
Loans at fair value             2,703,635      4,099,962      4,050,288      4,064,937      4,132,066      4,422,106      3,872,529
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------
Current assets                  1,098,182        552,480        651,939      2,241,793      4.581.429      1,994,624      4,863,753
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------
Total Assets                  $ 3,801,817    $ 4,652,442    $ 4,702,227    $ 6,306,730    $ 8,713,495    $ 6,416,730    $ 8,736,282
                              ===========    ===========    ===========    ===========    ===========    ===========    ===========

LIABILITIES:
SBA subordinated
debentures                    $ 2,000,000    $ 2,700,000    $ 2,740,000    $ 3,780,000    $ 3,780,000    $ 3,780,000    $ 3,780,000
Other current
liabilities                       148,260        282,793        288,551        337,981        239,229        486,392        229,965
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------
Total Liabilities               2,148,260      2,982,793      3,028,551      4,117,981      4,019,229      4,266,372      4,009,965
                             -----------    -----------    -----------    -----------    -----------    -----------    -----------
3% Preferred Stock (1)               --             --             --             --             --             --             --
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------
Retained earnings
(deficit)                        (373,323)      (369,231)      (365,204)      (344,046)      (338,529)      (382,457)      (306,478)
Restricted capital (2)            648,000        394,200        264,600        135,000          5,400        102,600           --
Common stock and
   additional
   paid-in capital              1,378,880      1,644,680      1,774,280      2,397,795      5,027,395      2,430,195      5,032,795
                              -----------    -----------    -----------    -----------    -----------    -----------    -----------
Total stockholders'
   equity                     $ 1,653,557    $ 1,669,649    $ 1,673,676    $ 2,188,749    $ 4,694,266    $ 2,150,338      4,726,317
                              ===========    ===========    ===========    ===========    ===========    ===========    ===========
Shares of common stock
outstanding (4)                 5,316,045      5,400,045      5,701,545      5,701,545      5,701,545      5,701,545      5,701,545
                              ===========    ===========    ===========    ===========    ===========    ===========    ===========

Net assets per share of
   Common Stock
   outstanding
   (excluding
   Preferred Stock) (4)       $      0.31    $      0.31    $      0.31    $      0.38    $      0.82    $      0.37    $      0.83
                              ===========    ===========    ===========    ===========    ===========    ===========    ===========

---------------
(1) On April 14, 1995, the Company repurchased at a discount, all 1,000,000 shares of the Company's 3% Preferred Stock from the SBA for a purchase price of $.35 per share, or an aggregate of $350,000. The repurchase price was at a substantial discount to the original sale price of the 3% Preferred Stock, which was sold to the SBA at par value of $1.00 per share. See "Business - Specialized Small Business Investment Companies."

(2) Represents the unamortized portion of the gain realized from the repurchase, at a discount, of all 1,000,000 shares of the Company's 3% Preferred Stock from the SBA on April 14, 1994. In the event of the liquidation of the Company, the SBA would have the right to receive the amount attributed to restricted capital before any distribution to holders of Common Stock. The balance of $5,400 was fully amortized as of October 31, 1999 and was included as additional paid-in capital. See "Business - Specialized Small Business Investment Companies."

(3) All per share date and information relating to the number of shares of the Company's Common Stock outstanding have been adjusted to give effect to a twenty-one for one stock split.

(4) Computed on the basis of total assets less total liabilities. Additionally, the entire gain realized on the repurchase of the 3% Preferred Stock is included in the computation of the net assets per share. Such gain is amortized monthly, with the amount of the amortization transferred to additional paid in capital. In the event of the liquidation of the Company, the SBA would have the right to receive the amount attributed to restricted capital before any distribution to holders of Common Stock. See "Business - Specialized Small Business Investment Companies."

BALANCE SHEET DATA  (PRO FORMA)


                                                                                      AS OF JANUARY 31, 2000
                                                                                      ----------------------
                                                                                   ACTUAL         AS ADJUSTED(1)
                                                                                   ------         --------------

TOTAL ASSETS                                                                      $8,736,282       $11,552,912
SBA DEBENTURES                                                                    $3,780,000        $3,780,000
OTHER LIABILITIES                                                                  $ 229,965         $ 229,965
TOTAL LIABILITIES                                                                 $4,009,965        $4,009,965
SHAREHOLDERS EQUITY (NET ASSET VALUE)                                             $4,726,317        $7,542,917
SHAREHOLDERS EQUITY (NET ASSET VALUE) per share                                      $   .83          $   1.14

(1) As adjusted to give effect to the sale of 890,000 Units offered by the Company and application of the estimated net proceeds from such sale of approximately $2,816,630.



                                                  FISCAL YEARS ENDED JULY 31,                                      SIX MONTHS ENDING
                                                           (AUDITED)                                                   January 31
STATEMENT OF OPERATIONS:
                                ----------------------------------------------------------------------------------------------------
                                     1995           1996           1997          1998          1999           1999          2000
                                     ----           ----           ----          ----          ----           ----          ----

Total Revenue                   $   191,740    $   314,270    $   360,981    $   433,652   $   403,975    $   198,915    $  287,476
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------

Interest Expense                    168,684        186,346        196,200        219,349       257,300        136,439       140,275
Other Expense                       179,695        119,056        152,267        184,274       192,661         90,315       103,746
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------

Total Expense                       348,379        305,402        348,467        403,623       449,961        226,754       244,021
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------
Investment income
(loss) before taxes and
loan loss reserve                  (156,639)         8,868         12,514         30,029       (45,986)       (27,839)       43,455
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------

Unrealized
(Appreciation)                      (26,246)          --             --             --          67,699    -        --    -       --
depreciation in value           -----------    -----------    -----------    -----------   -----------    -----------    -----------
of investments (1)

Provision for income
taxes
(State and Federal) (2)              (7,304)        (4,776)        (8,487)         8,871       (16,196)       (10,572)      (11,404)
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------
Net Income                         (190,189)   $     4,092    $     4,027    $    21,158   $     5,517    $   (38,411)   $   32,051
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------

Dividends on preferred stock       --------      --------        --------       --------      --------      --------        --------
to SBA paid or restricted (3)   -----------    -----------    -----------    -----------   -----------    -----------    -----------
Net income (loss)
available to  Common            $  (190,189)   $     4,092    $     4,027    $    21,158   $     5,517    $   (38,411)   $   32,051
Stock                           -----------    -----------    -----------    -----------   -----------    -----------    -----------

Earnings (loss) per
share of Common Stock
after
payment or accrual of
preferred stock                 $     (0.04)   $      0.00    $      0.00    $      0.00   $      --      $      --      $      --
dividend (4)                    -----------    -----------    -----------    -----------   -----------    -----------    -----------

Dividends per share of
 Common Stock (4 and 5)         $      --      $      --      $      --      $      --     $      --      $      (.01)   $     (.01)
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------

Dividends paid (4 and 5)        $      --      $      --      $      --      $      --     $      --      $      (.01)   $      .01
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------
Weighted average shares
of Common
Stock outstanding (6)             5,316,045      5,400,045      5,400,045      5,626,170     5,701,545      5,701,545      5,701,545
                                -----------    -----------    -----------    -----------   -----------    -----------    -----------

--------------

(1) See Financial Statements for information on annual provisions for loan loss reserves under the caption "Unrealized Depreciation on Loans Receivable."

(2) The Company, since the fiscal year ended July 31, 1988, has elected and qualified to be taxed as a regulated investment company, and therefore, substantially all taxable income has been distributed to shareholders. Effective August 1, 1994, the Company filed an application with the SEC for an order pursuant to SEC 8(f) of the Investment Company Act of 1940 to terminate its status as a regulated investment company. Accordingly, the Company lost its ability to avoid corporate taxes to the extent dividends are paid. Commencing August 1, 1994, the Company was required to pay all corporate taxes according to the Company's net taxable income. See "Tax Considerations" and Note 2 of Notes to the Financial Statements. However, the Company intends to be regulated as a BDC under the 1940 Act and intends to qualify as a RIC for federal income tax purposes. See "Business-Regulation as a Business Development Company."


(3) These dividends are calculated on the basis of the number of shares of preferred stock outstanding at the end of each period presented. Preferred stock dividends represent amounts which must be paid to the SBA as dividends on the preferred stock prior to any distribution to the holders of Common Stock. This balance represents the undistributed portion of the 3% preferred stock dividend. The Company was not liable for any cumulative preferred dividends as of January 31, 2000.


(4) All per share data and information relating to the number of shares of the Company's Common Stock outstanding have been adjusted to give effect to the twenty-one for one stock split.

(5)      The Company has not paid any dividends during the periods represented.

(6) Calculated on the basis of the weighted average number of shares outstanding during each period. The average number of shares has been calculated on a month-end average basis. Does not include any exercise of outstanding options or warrants.

                                SENIOR SECURITIES

                   TOTAL                   INVOLUNTARY     AVERAGE
                OUTSTANDING                LIQUIDATING  MARKET VALUE
               EXCLUSIVE OF      ASSET      PREFERENCE    PER UNIT
  YEAR ENDED     TREASURY      COVERAGE    PER UNIT(3)   (EXCLUDING
               SECURITIES(1)  PER-UNIT(2)                   BANK
                                                          LOANS)(4)
================================================================================
July 31, 1990   $3,000,000       $1.36        $4.08      $1,000,000

July 31, 1991   $3,000,000       $1.38        $4.15      $1,000,000

July 31, 1992   $3,000,000       $1.36        $4.07      $1,000.000

July 31, 1993   $3,000,000       $1.36        $4.07      $1,000,000

July 31, 1994   $3,000,000       $1.34        $4.01      $1,000,000

July 31, 1995   $3,000,000       $1.27        $3.80      $1,000,000

July 31, 1996   $2,700,000       $1.72         ----         ----

July 31, 1997   $2,700,000       $1.74         ----         ----

July 31, 1998   $3,780,000       $1.67         ----         ----

July 31, 1999   $3,780,000       $2.30         ----         ----

(1) Represents SBA Subordinated Debentures of $2,000,000 from July 31, 1990 through July 31, 1995, $2,700,000 from July 31, 1996 through July 31, 1997 and $3,780,000 from July 31, 1998 to July 31, 1999. Additionally, during the periods July 31, 1990 through July 31, 1995 the Company had 1,000,000 shares of 3 percent cumulative preferred stock $1 par value aggregating $1,000,000. The Company repurchased its Preferred Stock from the SBA. Accordingly, the Company did not have any outstanding preferred stock from July 31, 1996 through July 31, 1999.

(2)   Represents total assets divided by total outstanding senior securities.

(3)   Represents total assets divided by total preferred stock outstanding.

(4)   Represents the stated value of the preferred stock outstanding.

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL

                       CONDITION AND RESULTS OF OPERATIONS

      This discussion is intended to assist investors in their analysis of the financial condition and results of operations of the Company. The information contained in this section should be read in conjunction with the summary financial information and the financial statements and notes thereto appearing in this Prospectus.

HISTORY OF THE COMPANY.


      East Coast - NY was formed as a New York corporation on September 14, 1983 for the purpose of operating as a SSBIC. On June 24, 1998, the Company was incorporated as a Delaware corporation and on June 26, 1998 East Coast - NY merged with and into the Company in accordance with Section 351 of the Internal Revenue Code. Pursuant to Section 351, the reincorporation is a tax free reorganization of the Company. East Coast - NY was granted a license to operate as a SSBIC by the SBA on July 14, 1986. From the time it was licensed through January 31, 2000, the Company made loans to small business concerns in the aggregate principal amount of $14,042,239 of which $4,052,509 was outstanding as of January 31, 2000. From inception, the Company was originally capitalized by its initial stockholders in the amount of $1,011,238. On June 30, 1995, the Company raised an additional $367,642 through the sale of 93,040 shares of its Common Stock. Substantially all of the proceeds were used to repurchase the 1,000,000 shares of its $1 preferred stock from the SBA. The net proceeds allowed the Company to obtain additional leverage with the SBA. On October 11, 1995, the Company sold 3,000 shares of its common stock for an aggregate of $12,000. On October 31, 1997, the Company completed a private placement through the sale of 301,500 shares of the Company's Common Stock at $2 per share. The net proceeds received by the Company was $493,915. On July 28, 1999, the Company sold 1,596,433 treasury shares which were previously outstanding and contributed to the Company for an aggregate price of $2,500,000. The total private capital raised by the Company since inception aggregated approximately $4,384,795.


GENERAL

      The Company's principal activity is the origination and servicing of small and medium sized business loans. The earnings of the Company depend primarily on its level of net interest income, which is the difference between interest earned on interest-earning assets consisting of small and medium size business loans, and the interest paid on interest-bearing liabilities consisting of subordinated debentures issued to the SBA. Net interest income is a function of the net interest rate spread, which is the difference between the average yield earned on interest-earning assets and the average interest rate paid on interest-bearing liabilities, as well as the average balance of interest-earning assets as compared to interest-bearing liabilities. Unrealized depreciation on loans and investments is recorded when the Company adjusts the value of a loan to reflect management's estimate of the fair value, as approved by the Board of Directors. See Note 2 of "Notes to the Financial Statements" for a description of the Company and Valuation Policy.

RESULTS OF OPERATIONS

Fiscal years ended July 31, 1999, 1998 and 1997

      Interest Income. The Company's gross interest income decreased 6.84% from $433,052 for the fiscal year ended July 31, 1998 to $403,975 for the fiscal year ended July 31, 1999. The Company's gross interest income increased 20.13% from $360,981 for the fiscal year ended July 31, 1997 to $433,652 for the fiscal year ended July 31, 1998 and had an increase of 63.91% to $314,270 for the fiscal year ended July 31, 1996. The increases during the fiscal periods ended July 31,

1997 and 1998 were mainly attributable to increases in the loan collections and an increase in the loan portfolio from $2,851,793 at July 31,1995 to $4,312,046 at July 31, 1999. However, the decrease in loan interest income during the fiscal year ended July 31, 1999 was mainly attributed to loan delinquency (24.56% of loan portfolio). However, the Company is in the process of collecting on its delinquencies.

      Interest Expense. Interest expense increased from $196,200 for the fiscal year ended July 31, 1997 to $219,349 for the fiscal year ended July 31, 1998 and to $257,300 during the fiscal year ended July 31, 1999. These increases were chiefly attributable to increased costs of SBA subordinated debentures, as well as additional borrowing from the SBA. The subordinated debentures increased from $2,740,000 at July 31, 1997 to $3,780,000 at July 31, 1999.

      Operating Expenses. The Company's operating expenses consist of management fees, professional fees, consulting fees and various collections costs. Operating expenses increased by $8,387 (4.55% of total operating expenses) during the fiscal period ended July 31, 1999. These increases were mainly attributable to an increase in professional fees paid. The Company is contingently liable to management for unpaid fees aggregating $84,000. See "Management-Management Agreement." The Company has agreed to repay such fees one year from the date of this Prospectus. See "Certain Relationships and Related Party Transactions."

      Unrealized Depreciation of Loans. The Company values its loan portfolio periodically to determine the fair value. The Company currently has $179,980 unrealized depreciation on its loan portfolio. The Company had a total of 8 loans aggregating $1,059,374 (24.56% of loan portfolio) which were delinquent with unpaid accrued interest of $757,087. Based upon recent appraisals, the Company anticipates that a substantial portion of the principal amount of such loans would be collected upon foreclosure of such loans, if necessary. There can be no assurances, however, that the collateral securing such loans will be adequate in the event of foreclosure. See "Risk Factors - Risk of Payment of Default; Current Delinquent Loans" and "Loan Foreclosures" and "Business-Loan Portfolio; Valuation."


Six Months Ended January 31, 2000 and 1999

      Investment Income. Gross interest income from loans decreased by $26,146 (14.54%) during the six months ended January 31, 2000 due to loan delinquency as well as a decrease in the loan portfolio of $552,755 (12.34%) from the comparable period ending January 31, 1999.

      Interest Expense. Interest Expense increased during the six months period ended January 31, 2000 by $3,836. The increase was mainly due to increased debenture costs.

      Operating Expenses. Operating expenses during the six months ended January 31, 2000 remained relatively stable.

      Net Income. For the six months ended January 31, 2000 and 1999, the Company had net income of $32,051 as compared to a loss of $38,411 in 1999.

LIQUIDITY AND CAPITAL RESOURCES

      To date, the Company has funded its operations through capital contributions by its principal stockholders, private sales of its securities and the issuance to the SBA of its subordinated debentures, in order to make loans, increase its leverageable capital and pay its operating expenses.


      The Company's potential sources of liquidity are credit facilities with banks, fixed rate, long-term subordinated SBA debentures that are issued to the SBA and loan amortization and prepayments. Upon qualification as a RIC, of which no assurances can be given, the Company will distribute at least 90% of its investment company taxable income; consequently, the Company will primarily rely upon external sources of funds to finance growth. At January 31, 2000, 100% of the Company's $3,780,000 of debt consisted of debentures with fixed rates of interest with a weighted average of 7.66%. Upon completion of the Offering, the Company will be eligible to seek additional SBA funding as well as credit lines with bank facilities.


      Loan amortization and prepayments also provide a source of funding for the Company. Prepayments on loans are influenced significantly by general interest rates, economic conditions and competition.

      The Company believes that the net proceeds of this Offering, anticipated borrowings from the SBA, bank credit facilities which will be applied for, and cash flow from operations (after distributions to stockholders) will be adequate to fund the continuing growth of the Company's loan portfolio. In addition, in order to provide the funds necessary for the Company's expansion strategy, the Company expects to incur, from time to time, additional short- and long-term bank and (to the extent permitted) SBA loans. There can be no assurance that such additional financing will be available on terms acceptable to the Company.

      In October 1997, the Company completed a private placement of a total of 301,500 shares of Common Stock and received net profits of approximately $493,915. On July 28, 1999, the Company sold 1,596,433 shares of its treasury stock (which was previously outstanding and contributed to the Company) for an aggregate price of $2,500,000. The net proceeds received allowed the Company to obtain additional leverage with the SBA. See "Description of Securities - Prior Financing."


      After the completion of this Offering, the Company will have approximately $7,542,917 of private capital, which will enable the Company to borrow an additional $18,848,900, subject to the availability of funds from the SBA. See "Risk Factors - Need For SBA Financing; SBA Financing Not Assured" and "Business."


      The Company estimates that it will take at least 12 months and possibly up to 18 months for the net proceeds of the Offering to be substantially fully loaned or invested, depending on the availability of appropriate opportunities and other market conditions. After all funds are fully loaned or invested, the Company will need additional capital to make additional loans and equity investments. See "Risk Factors - Need for Additional Financing; Risk of Unavailability of Funds" and "Use of Proceeds."

                                    LEVERAGE


      At January 31, 2000, the Company had borrowed $3,780,000 million under subordinated SBA debentures that have fixed rates of interest payable semi-annually, all of which have a ten-year term. These debentures have maturities ranging from December 1, 2005 to March 1, 2008, and rates of interest varying from 6.54% to 9.07% per annum. The debentures are subordinated to other debt and do not have any restriction with respect to the payment of dividends. The Company may not obtain any credit lines in excess of two times its private capital without the approval of the SBA.


      At January 31, 2000, the weighted average annual rate of interest on all of the Company's borrowings was 7.66%. Based upon that rate, the Company must achieve annual returns on investments of at least 2.58% to cover annual interest payments on its subordinated SBA debentures described above. The following table illustrates the effect of leverage to a stockholder assuming the Company's cost of funds at January 31, 2000 as described above and various annual rates of return, net of expenses. The calculations set forth in the table are hypothetical and actual returns may be greater or less than those appearing below:



Assumed return on investments (net of expenses)(1)...   -10%   -5%    0%   5%   10%

Corresponding net income to common stockholders(1)      -25%   -16%  -8%   1%   10%

(1) Assumes (i) $11,552,912 in average assets, (ii) an average cost of funds of 7.66%, (iii) $3,780,000 in average debt outstanding and (iv) $7,542,947 of average stockholders equity.

                                  RISK FACTORS

      The success of any investment depends upon many factors including opportunity, general economic conditions, experience and competence of management. Such factors which have been present in ventures that have been successful may not apply to the investment offered by this Prospectus.

      A prospective investor in the Securities offered herein should carefully consider the adverse factors described below, any of which could have a negative effect on the Company and cause the value of the Company's Securities to be greatly diminished.


      RECENT NET LOSSES; RETAINED DEFICIT. For each of the three fiscal years ended July 31, 1993, 1994 and 1995, the Company operated at a loss. For the fiscal years ended July 31, 1995, 1994 and 1993, the Company incurred net losses of approximately $190,000, $63,000 and $23,000, respectively. During the fiscal years ended July 31, 1996, July 31, 1997, July 31, 1998 and July 31, 1999, the Company had net income of approximately $4,000, $4,027, $21,158 and $5,517, respectively. The current retained deficit as of January 31, 2000 ($306,478) will reduce the Company's leverageable capital by $306,478, thereby reducing the amount of debentures that the Company will be eligible to apply for with the SBA. See "Risk Factor -- Need for SBA Financing; SBA Financing Not Assured" and "Rank and Leverage".

      NEED FOR SBA FINANCING; SBA FINANCING NOT ASSURED. The SBA makes available to both SBICs and SSBICs financing in the form of a guarantee of a licensee's securities, typically unsubsidized debentures. The Company intends to raise additional funds for investment through the issuance of such securities to the SBA. Such funding is based upon the Company's capital, net of organizational expenses ("Leverageable Capital"). The sale of the Units in the Offering will increase the Company's Leverageable Capital. As a consequence, and in accordance with the 1958 Act, thereafter the Company will be eligible to issue additional subordinated debentures to the SBA in the approximate principal amount of $18,848,900. Upon the completion of this Offering, the Company intends to apply for all or substantially all of the SBA subordinated debenture leverage for which it would be eligible. Although the Company has obtained SBA financing benefits in the past, there can be no assurance when or that the Company will be able to obtain all or any portion of the financing benefits permitted under the 1958 Act. See "Business-Specialized Small Business Investment Companies." In addition, the Company is subject to many restrictions and regulations promulgated by the SBA and with which it must comply to be eligible to receive funding and carry on its existing business. See "Federal Regulation."


      The funds available to SSBICs from the SBA are limited and are subject to the SBA's receipt of annual appropriations from Congress. While the Company awaits the SBA's response to its applications to be made for additional financing based upon the net increase in capital from this Offering, it will experience a lower rate of return than would otherwise occur if such financing were obtainable by the Company immediately upon closing of this Offering. See "Risk Factors-Leverage." In addition, the Company will likely experience some delay between the receipt of any financing from the SBA and the actual investment of such funds. See "Capitalization" and "Business- Specialized Small Business Investment Companies."

      RANK AND LEVERAGE. Debentures issued to or guaranteed by the SBA have a fixed dollar claim on the Company's assets and income prior to that of the Common Stock. If income earned by the Company on a loan is less than the interest payable on such Debentures, the net asset value of the Common Stock and the income per share of Common Stock will decline more sharply than a loan funded by the holders of Common Stock. Although funds obtained through the issuance of subordinated debentures enhance profit opportunities, the risk of losses is increased by the use of debt. This effect is referred to herein as "leverage."

      RISK OF PAYMENT DEFAULT; CURRENT DELINQUENT LOANS. The Company intends generally to make four to seven year term loans at relatively high interest rates (not to exceed 19%, the current maximum rate permitted by the SBA). These loans will be made to small and medium sized companies that may have limited financial resources and may be unable to obtain financing from traditional sources. These loans generally will be secured by the assets of the borrower. A borrower's ability to repay its loan may be adversely affected by numerous factors, including the failure to meet its business plan, a downturn in its industry or negative economic conditions. A deterioration in a borrower's financial condition and prospects usually will be accompanied by a deterioration in the value of any collateral for the loan and reduce the likelihood of realizing on any guarantees from the borrower's management. Although the Company often will seek to be the senior, secured lender to a borrower, the Company will not always be the senior lender, and the Company's interest in any collateral for a loan may be subordinate to another lender's security interest. As of January 31, 2000, the Company had 54 loans totaling $3,927,509 with accrued interest of $186,703 on such loans. Of such loans, 8 loans aggregating $1,059,374 (26.97% of loan portfolio) were delinquent. See "Business-Loan Portfolio; Valuation." Although the Company anticipates that a substantial portion of the delinquent loans would be collected upon foreclosure, there can be no assurance, however, that the collateral securing such loans will be adequate in the event of foreclosure.

      LOAN FORECLOSURES. As of January 31, 2000, the Company's provision for loan losses was $179,980 (4.3% of the loan portfolio that is currently delinquent), and related solely to non-taxi related loans. Although the Company believes that the collateral securing such loans and its provision for loan losses is adequate, in the event of a foreclosure, the Company may not be able to recoup all or a portion of a loan. Further, costs associated with foreclosure proceedings may also reduce the Company's recovery. See "Business-Loan Portfolio; Valuation."


      RISK ASSOCIATED WITH LOANS TO AND INVESTMENTS IN SMALL AND MEDIUM SIZED PRIVATELY-OWNED BUSINESSES. The Company's portfolio consists of loans to and securities issued by small and medium sized, privately-owned businesses. There is generally no publicly available information about such companies, and the Company must rely on its own employees and agents to obtain information to make its investment decisions. Typically, small and medium sized businesses depend on the talents and efforts of one or two persons or a small group of persons, and the death, disability or resignation of one or more of these persons could have a material adverse impact on the related company. In addition, such businesses frequently have smaller product lines and market shares than their competition, may be more vulnerable to economic downturns and often need substantial additional capital to expand or compete. Such businesses may also experience substantial variations in operating results. Accordingly, investment in small and medium sized business should be considered speculative.

      LONG-TERM CHARACTER OF INVESTMENTS. The Company expects to take at least 12 months and possibly 18 months to fully invest or lend the net proceeds from the Offering. See "Use of Proceeds." Since the Company generally intends to make four to seven year term loans and to hold its loans and related equity investments until the loans mature, realization events, if any, may not occur for a long time. Similarly, the Company's equity investments may take many years to appreciate, and are subject to normal risks associated with minority equity investments in small businesses. See "Business-Strategy."

      ILLIQUIDITY. Liquidity refers to the sale of a debt or equity security in a timely manner at a price that reflects the value of that security. The Company anticipates that most of its equity and loan investments will consist of securities acquired directly from their issuers in private transactions. The securities will usually be subject to restrictions on resale or otherwise illiquid because there will usually be no trading market for such securities. The illiquidity of most of the Company's portfolio securities will adversely affect its ability to dispose of them in a timely manner and at a fair price when it might be necessary or advantageous to liquidate portfolio securities. Absent readily ascertainable market value, the valuation of securities in the Company's portfolio is determined in good faith by its Board of Directors. The estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

      NEED FOR ADDITIONAL FINANCING; RISK OF UNAVAILABILITY OF FUNDS. The net proceeds of the Offering will be used primarily to make loans and/or equity financings to small and medium sized businesses. See "Use of Proceeds." After the Offering proceeds are invested, the Company will be required to obtain additional capital to continue to make loans and investments to increase its loan and equity portfolios. As the Company can only increase its value by increasing its loan and equity portfolios, such additional capital is necessary to continue the planned growth of the Company. In order to maintain its planned status as a "regulated investment company" ("RIC"), which the Company anticipates to qualify in fiscal year 2001, the Company will distribute to its stockholders 90% of its investment company taxable income. See "Dividends and Distributions". Accordingly, such income will not be available to fund the Company's loans and investments. The unavailability of funds from commercial banks or other sources on terms favorable to the Company could have a material adverse effect on it. See "Tax Considerations."


      LIMITATIONS ON TAXICAB MEDALLION FINANCING. As of January 31, 2000, approximately 11.47% of the amounts loaned by the Company were loans to finance the purchase or continued ownership of New York City taxicab medallions. This percentage may fluctuate dependent on the prepayments of the Company's loans. The Company is required by the SBA to limit its loans for New York City taxicab medallion to 25% of its total assets and cannot exceed such limitation without approval from the SBA. In light of the Company's investment objectives, the Company intends to reduce such percentage over the next few years. See "Business."


      SBA INDUSTRY REVIEW. In 1994, the SBA studied the New York City taxi industry to review SBIC practices and financial issues associated with a significant concentration of SSBIC and SBIC investments in the taxi medallion industry. The study suggested that, given general SBA funding limitations, the SBA should continue its general policy to avoid the concentration of funding in one industry or geographic location. In addition, the study raised concerns as to whether certain investor-owned taxicab businesses which are managed by third-party management companies are passive businesses ineligible for SBA funding under applicable regulations.

      To date, the SBA has not issued new rules specifically related to the taxi industry. SBA regulations promulgated in January 1996, however, restate the SBA's general prohibition against financing a "passive business" - essentially a concern that is not engaged in a regular and continuous business operation or where its employees do not carry on the majority of day -to-day operations. Although the Company believes that it can address any SBA concern with regard to financing the taxi industry, any change in SBA policies with regard to such financings potentially could adversely affect the Company's ability to obtain funds from the SBA and/or make financings to the taxi medallion industry. Accordingly, the Company intends to commit funds (loans and/or equity) to small and medium sized businesses in other industries. See "Business-Specialized Small Business Investment Companies."

      POSSIBLE PREPAYMENT BY BORROWERS AND LIMITATIONS ON RATE OF INTEREST. Loans by the Company typically allow borrowers to prepay loans, subject to prepayment penalties. A borrower is likely to prepay its loan when its interest rate is greater than prevailing interest rates. If borrowers elect to prepay loans, the Company might not be able to reinvest such funds at rates equal to those previously obtained. If the Company's costs remain the same, any reduction in interest rates would reduce its profits. Furthermore, the maximum rate of interest that may be charged by the Company is subject to certain restrictions by the SBA and the usury laws of applicable states. See "Business-General."

      POTENTIAL EFFECTS OF CHANGES IN INTEREST RATES DUE TO ECONOMIC Factors. The operating results of the Company are substantially dependent on its net interest income, which is the difference between the interest income earned on its interest-earning assets and the interest expense paid on its interest-bearing liabilities. Like most lending institutions, the Company's earnings are affected by changes in market interest rates and other economic factors beyond its control. The Company's net interest income generally would be adversely affected by material and prolonged increases in interest rates. Although the Company believes that interest rates generally have been steady for a number of years, no assurances can be given that interest rates in the future will follow the same pattern.

      MANAGEMENT HAS BROAD DISCRETION IN CHOOSING BUSINESSES TO LOAN AND MAKE EQUITY INVESTMENTS IN WITH OFFERING PROCEEDS. The Company's Board of Directors has discretion to allocate the proceeds of this Offering as well as proceeds received upon exercise of the Warrants, inasmuch as they have authority to approve or disapprove financing opportunities in their discretion , subject to the limitations imposed by the 1958 Act and SBA regulations thereunder. As a result, investors are reliant on the ability of current and future management of the Company to make loans and/or equity investments to suitable businesses. See "Use of Proceeds" and "Federal Regulation."

      INDUSTRY AND GEOGRAPHICAL CONCENTRATION; LOANS TO OTHER INDUSTRY Groups. The Company has made, and intends to continue to make loans to finance small businesses, particularly to auto repair shops, gas stations, restaurants, gourmet food shops, retail stores, laundromats and dry cleaners, and the purchase or continued ownership of taxicab medallions. Almost all of the Company's loans have been made to individuals or entities in the Northeast. If there is significant downturn in the economy or in the economy of the taxi-related industry group (which comprises approximately 11.35% of the Company's outstanding loans) or in the Northeast or all three, the profitability of the Company will be adversely affected. Other industry specific concerns (e.g. environmental risks applicable to gas stations, laundromats and dry cleaners) could have a material adverse effect on the Company. See "Business."


      DISPROPORTIONATE RISK; DILUTION OF 72.09%. The present stockholders of the Company acquired their equity interest in the Company substantially below the per share Offering price. Accordingly, the purchasers of the Units in this Offering will suffer immediate substantial dilution of their investments, to the extent that the net tangible book value per share of Common Stock upon completion of this Offering will be $1.14, representing a dilution of $2.86 per share (72.09%) from the $4.10 offering price of the Units (attributing $.10 to the Warrants contained in the Units). See "Dilution."


      COMPETITION. Banks, credit unions, finance companies and other SBICs and SSBICs, many with greater resources than the Company, compete with the Company in financing small businesses. Some of the Company's competitors are subject to different and in some cases less stringent regulation than the Company. As a result, there can be no assurance that the Company can compete successfully in the future. See "Business-Competition."

      VALUATION OF LOANS AND INVESTMENTS; LACK OF READY MARKET TO VALUE INVESTMENT PORTFOLIO. The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses deemed adequate to absorb such losses. However, because of the inherent uncertainty of valuation, real values might be significantly lower than values determined by the Board of Directors. If the real value of such loans are significantly less than the value attributed by the Board of Directors, such occurrence could have a material adverse effect on the Company. See Notes 2 and 10 of Notes to the Financial Statements.

      RELIANCE ON MANAGEMENT. The viability of the Company will largely depend on the efforts of Zindel Zelmanovitch, its President and a Director, and Jeanette Berney, its Treasurer and a Director. The death or incapacity of either of them would materially adversely affect the Company and there can be no assurance that qualified replacements could be found. Although, the Company intends, after the Offering, to obtain key man life insurance on the life of Mr. Zelmanovitch in the amount of $1,000,000, the proceeds of such insurance might not be adequate to compensate it for the loss of his services. The Company does not have any employment agreements or non-compete agreements with any of its officers including Mr. Zelmanovitch and Mrs. Berney. The Company has no independent investment advisor and its loan and other investment decisions are made by its officers subject to its investment policies and objectives and oversight by its Board of Directors. Historically, the Company has relied on Mr. Zelmanovitch to identify new financing opportunities.


      Investors in this Offering are also advised that one of the directors, Frederick Schulman, was an officer of a company that was involved in a bankruptcy and in connection therewith, Mr. Schulman filed for personal bankruptcy as well. See "Management".


      CONFLICTS OF INTEREST. Mr. Zelmanovitch, President, director and a principal stockholder of the Company is also an officer, director and principal stockholder of Freshstart Venture Capital Corp. ("Freshstart"), an SSBIC. Freshstart is also in the business of financing small businesses. Any conflicts of interest that arise with respect to the foregoing will be resolved in accordance with the Company's Code of Ethics. Conflicts also may arise as to the allocation of Mr. Zelmanovitch's time. The Company's Board of Directors believes Mr. Zelmanovitch will be able to allocate such time as is required for the Company's operations. For a discussion of the agreement between the Company, Freshstart and Mr. Zelmanovitch, see "Management - Conflicts of Interest" and "Certain Relationships and Related Transactions."

      LACK OF CORRELATION AMONG NET ASSET VALUE, OFFERING PRICE AND MARKET PRICE. The market value of the Common Stock (if a public market ever develops) may bear little or no relation to the market or the value of the Company's portfolio or the resulting net asset value per share. A market for the Common Stock may not develop at any price. As a result, a holder of shares of Common Stock may reap a gain or suffer a loss in the market value of his shares of Common Stock that bears little or no relation to any gains or losses in the market or the value of the Company's portfolio. The public offering price of the Units and the exercise price of the Warrants were arbitrarily determined by the Company and the Representative and bear no relationship to the assets, book value or net worth of the Company or any other recognized criteria of value; they should not be regarded as an indication of the present or future value of the Company. If the Common Stock offered hereby trade at a price below the new asset value and/or the offering price, purchasers of shares in this Offering who wish to sell them may not be able to do so without sustaining a loss. See "Underwriting."

      DISCOUNT TRADING OF SHARES OF CLOSED-END INVESTMENT COMPANIES. Shares of many closed-end investment companies tend to trade at discounts from their underlying net asset values and their initial public offering prices. The Shares offered hereby may follow that pattern. The risk of loss associated with this tendency of closed-end investment companies may be greater for investors expecting to sell the Shares offered hereby soon after the Offering commences.

      MANAGEMENT OF GROWTH. The Company intends to use the net proceeds of the Offering (approximately $2,816,630) and all proceeds received by the SBA from the purchase by the SBA of the Company's subordinated debentures (up to an additional $18,848,900) to make loans and/or equity investments in small and medium sized businesses. As a result, the Company intends to expand its current operations. The ability of the Company to successfully loan and/or invest such funds and successfully expand its operations will be dependent upon the ability to manage the growth of the Company, which is subject to risks and uncertainties in businesses that undergo expansion. No assurances can be given that the Company will be able to manage such growth.

      CONTROL BY PRINCIPAL STOCKHOLDER. Upon completion of this Offering, Veritas Financial Corp. ("Veritas") will own a sufficient number of the Company's issued and outstanding shares of Common Stock (approximately 56% or approximately 55% if the Over-Allotment Option is exercised in full) enabling it to nominate and cause the election of the entire Board of Directors, control the appointment of its officers and manage the day-to-day affairs of the Company. Mr. Zelmanovitch, Mrs. Berney and her husband, and Mr. Appel, officers and/or directors of the Company are all officers, directors and/or principal stockholders of Veritas. Current management of the Company owns approximately 45% of the outstanding capital stock of Veritas, and will own, directly and indirectly (through their ownership in Veritas), approximately 50% of the Company's Common Stock after the Offering. Accordingly, management of the Company will have a significant voting position in the Company to enable them to exercise control. See "Principal Stockholders."


      TAX STATUS. The Company intends to qualify and elect to be treated, as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC and obtain certain tax benefits available to a RIC, the Company must meet certain income distribution, asset diversification, and other requirements. In any year in which the Company so qualifies, it generally will not be subject to federal income tax on its net investment income and net short-term capital gains distributed to its shareholders. If the Company fails to qualify as a RIC and its income were fully taxable, the amount of income available for distribution to the Company's shareholders would be substantially reduced. The Company will be unable to qualify as a RIC prior to its taxable year ending July 31, 2000; consequently, it will be fully taxable for its taxable year ending July 31, 1999. Although the Company intends to comply with the necessary income distribution and asset diversification requirements, it may not be able to do so. Even if the Company qualifies as a RIC, it may be subject to a 4% excise tax, and to federal taxes based on income, if it fails to make certain distributions in a timely manner. See "Tax Considerations" and "Dividends and Distributions."

      BUSINESS STRATEGY OF USE OF THE INTERNET. The Company has begun to implement a business strategy that will use the Internet as a financial portal for middle market companies. There can be no assurance that the implementation of this strategy will be successful or that it will be completed. Although the Company implemented, and will continue to implement, security measures, its Internet technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from Internet users. The misappropriation of proprietary information could expose the Company to a risk of loss or litigation. Furthermore, until more comprehensive security technologies are developed, the security and privacy concerns of existing and Internet users may inhibit the growth of the Internet commerce, which would adversely affect the Company's business strategy. Many of the Company's competitors who are or may be implementing a similar business strategy, have greater resources than the Company and are more experienced in the Internet platform. Thus, Company's implementation of its Internet strategy may not be successful. See "Business - Strategy".

      ANTI-TAKEOVER PROVISIONS. Subject to the prior approval of the SBA, the Company's Certificate of Incorporation permits its Directors to designate the terms of and issue additional shares of preferred stock. These provisions might render it more difficult, and therefore discourage, an unsolicited takeover proposal such as a proxy contest or the removal of incumbent management, even if such actions would be in the best interest of the Company's stockholders. Pursuant to the terms of the Underwriting Agreement between the Company and the Underwriter, the Company may not issue any preferred stock for a period of 24 months from the date of this Prospectus, other than in certain circumstances, without the consent of the Representative. See "Description of Securities."

      UNCERTAINTY OF IDENTIFYING ACQUISITIONS. One of the Company's strategies to maximize its growth is to increase its loan and/or equity portfolios through acquisition of other SBICs or SSBICs or their respective portfolios. The Company has not entered into any negotiations to acquire any such target companies or portfolios. The Company can make no assurances that it will be able to acquire any companies or portfolios. In addition, the Company's shareholders may not have the opportunity to review the financial statements of any of the companies or portfolios that may be acquired or have the opportunity to vote on any proposed acquisitions since Delaware law does not require such review and approval. As a result, investors are reliant on the ability of current and future management of the Company to successfully identify acquisitions.

      REDEMPTION OF REDEEMABLE WARRANTS. The Warrants may be redeemed by the Company commencing the earlier of (i) 24 months from the date of this Prospectus or (ii) 12 months from the date of this Prospectus, with the consent of the Representative, at a price of $.05 per Warrant, if the closing bid price for the Common Stock equals or exceeds $7.50 per share for any 20 trading days ending no earlier than the 15th trading day prior to the date of the notice of redemption. If the Warrants are called for redemption by the Company, Warrantholders will have 30 days to exercise their rights to purchase shares of Common Stock. If holders of the Warrants do not exercise them before they are redeemed, the holders thereof would lose the benefit of the difference between the market price of the underlying Common Stock and the exercise price of such Warrants, as well as any possible future price appreciation in the Common Stock. If the Warrants are exercised, existing stockholders may be diluted and the market price of the Common Stock may be adversely affected. A Warrantholder who fails to exercise the Warrants before they are redeemed will receive only $.05 per Warrant. Redemption of the Warrants could force the holders to exercise the Warrants when it may be disadvantageous to do so or sell the Warrants at the market value of the Warrants at the time of redemption. If a current prospectus is not in effect, the Company will not call the warrants for redemption. See "Risk Factors -- Current Prospectus and State Blue Sky Registration Required to Exercise Warrants" and "Description of Securities -- Warrants".

      CURRENT PROSPECTUS AND STATE BLUE SKY REGISTRATION REQUIRED TO EXERCISE WARRANTS. Holders of Warrants may exercise them only if a current prospectus relating to the underlying shares is then in effect and only if such shares are qualified for sale under securities laws of the states where such holders reside. The Company may not be able to keep this Prospectus covering such shares current; it may decide not to seek or may not be able to obtain qualification of the issuance of its Common Stock in all of the states where the holders of Warrants may reside. In such events, the Warrants may be deprived of any value. See "Description of Securities -- Warrants".

      RESTRICTIONS ON MARKETMAKING ACTIVITIES DURING WARRANT SOLICITATION. To the extent that the Underwriters solicit the exercise of Warrants, they may be prohibited by Regulation M under the Exchange Act from engaging in marketmaking activities during such solicitation and for up to five days preceding such solicitation. As a result, the Underwriters will be unable to continue to provide a market for the Company's Securities during certain periods while the

Warrants are exercisable. The Underwriters are not obligated to act as marketmakers. See "Underwriting".

      NASDAQ LISTING AND CONTINUED LISTING REQUIREMENTS. The Company's Units, Common Stock and Warrants are expected to be listed on the date of this Prospectus on the Nasdaq SmallCap Market, Inc. ("Nasdaq"). For continued listing on Nasdaq, a company, among other things, must have at least $2,000,000 in net tangible assets, 500,000 shares in the public float with a market value of $1,000,000 and a minimum bid price of $1.00 per share. If the Company cannot satisfy the requirements for continued quotation on Nasdaq, trading, if any, in the Securities offered hereby would be conducted in the over-the-counter market in what are commonly referred to as the "pink sheets" or on the NASD OTC Electronic Bulletin Board. As a result, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the Securities, and the liquidity of the Company's Securities will be adversely affected.

      "PENNY STOCK" REGULATIONS; RISK OF LOW-PRICED SECURITIES. The SEC has regulations which generally define "penny stock" to be an equity security that has a market price (as defined in the regulations) of less than $5.00 per share, subject to certain exceptions. On the date of this Prospectus, the Securities will initially be exempt from the definition of "penny stock". If, however, the Securities are removed from Nasdaq, they may be subject to the SEC's rules that impose additional sales practice requirements on broker-dealers effecting transactions in penny stocks. In most instances, unless the purchaser is (i) an institutional accredited investor, (ii) the issuer, (iii) a director, officer, general partner or beneficial owner of more than 5% of any class of equity security of the issuer of the penny stock that is the subject of the transaction, or (iv) an established customer of the broker-dealer, the broker-dealer must make a special suitability determination for the purchaser of such securities and have received the purchaser's prior written consent to the transaction. Additionally, for any transaction involving a penny stock, the SEC's rules require, among other things, the delivery, prior to the transaction, of a disclosure schedule prepared by the SEC relating to the penny stock market and the risks associated therewith. The broker-dealer also must disclose the commissions payable to both the broker-dealer and its registered representative and current quotations for the securities. Among other requirements, monthly statements must be sent to the purchaser of the penny stock disclosing recent price information for the penny stock held in the purchaser's account and information on the limited market in penny stocks. Consequently, the penny stock rules may restrict the ability of broker-dealers to sell the Common Stock or Class A Warrants and may affect the ability of purchasers in this Offering to sell the Common Stock in the secondary market.

      NO PRIOR PUBLIC MARKET; POTENTIAL LIMITED TRADING MARKET; POSSIBLE VOLATILITY OF STOCK PRICE. Prior to this Offering, there has been no public market for the Securities and there can be no assurance that an active trading market in the Company's Securities will ever develop or be maintained. In the absence of such a market, an investor may find it difficult to sell the Securities offered hereby. The initial public offering price of the Units and the exercise price of the Warrants were determined by negotiation between the Company and the Representative, and may not be indicative of the market price for such securities in the future, and does not necessarily bear any relationship to the Company's assets, book value, net worth or results of operations of the Company or any other established criteria of value. In addition, the stock market in recent years has experienced extreme price and volume fluctuations that have particularly affected the market prices of many smaller companies.

      RESTRICTED SHARES OF COMMON STOCK ELIGIBLE FOR FUTURE SALE. Immediately prior to the sale of the Units hereunder, 5,701,545 shares of Common Stock of the Company were issued and outstanding, all of which are "restricted securities" and may be sold only in compliance with Rule 144 under the Securities Act. Rule 144 provides, in essence, that a person holding restricted securities for a period of one year after payment therefor may sell, in brokers' transactions or to market makers, an amount not exceeding 1% of the outstanding class of securities being sold, or the average weekly reported volume of trading of the class of securities being sold over a four-week period, whichever is greater, during any three-month period. (Persons who are not affiliates of the Company and have held restricted securities for at least two years are not subject to the volume or transaction limitations.) Such sales could have a material adverse effect on the market price for the Common Stock. The Company's officers, directors and holders of 3,803,612 shares of Common Stock have agreed not to sell or transfer any shares of Common Stock for 12 months from the date of this Prospectus, without the prior written consent of the Representative. Holders of the remaining 1,897,933 shares of Common Stock have unconditionally agreed not to sell or transfer any shares of Common Stock for 12 months from the date of this Prospectus. See "Underwriting."


      UNDERWRITERS' UNIT PURCHASE OPTION. Subject to SEC approval, the Company will sell to the Underwriters, for nominal consideration, a warrant to purchase an aggregate of 89,000 Units, each Unit consisting of one share of the Company's Common Stock and one Warrant (the "Underwriters' Unit Purchase Option"). The Underwriters' Unit Purchase Option will be exercisable commencing one year after the date of this Prospectus and ending four years after such date, at an exercise price of $6.56 per Unit, subject to certain adjustments. The holders of the Underwriters' Unit Purchase Option will have the opportunity to profit from a rise in the market price of the Company's securities, without assuming the risk of ownership. The Company may find it more difficult to raise additional capital while the Underwriters' Unit Purchase Option is outstanding. At any time when the holders thereof might be expected to exercise them, the Company would probably be able to obtain additional capital on terms more favorable than those provided by the Underwriters' Unit Purchase Option. See "Description of Securities - Prior Financing" and "Underwriting."

      ONGOING INFLUENCE OF THE REPRESENTATIVE. Pursuant to the provisions of the Underwriting Agreement and the Financial Consulting Agreement, the Representative is entitled to the following: (1) to select a person to serve as a member of the Company's Board of Directors, subject to SBA approval, for a period of 3 years following the closing of this Offering; (2) to serve as the Company's non-exclusive financial consultant for a period of two years following the effective date of this Offering; (3) the right of first refusal for a period of 3 years after the closing of the Offering to serve as managing underwriter or placement agent for any public or private offering of the Company's securities or to serve as the Company's investment bankers with respect to certain transactions, and (4) subject to SEC approval, the right to purchase a total of 89,000 Units at $6.56 per Unit for a four-year period beginning one year from the effective date of this Prospectus. These arrangements may result in the Representative asserting undue influence on the Company. See "Underwriting".

      ADDITIONAL AUTHORIZED SHARES AVAILABLE FOR ISSUANCE MAY ADVERSELY AFFECT THE MARKET. The Company is authorized to issue 10,000,000 shares of its Common Stock. After the sale of the Units offered hereby, 6,591,545 shares of Common Stock will be issued and outstanding, excluding the 890,000 shares of the Company's Common Stock underlying the Warrants included in the Units in this Offering, the 178,000 shares of Common Stock underlying the Underwriters' Unit Purchase Option (subject to SEC approval), the 267,000 shares underlying the Representative's Over-Allotment Option and 30,150 shares of Common Stock underlying other options. After reserving a total of 1,365,150 shares of Common Stock for issuance upon the exercise of all the warrants and options to purchase Common Stock, the Company will have 2,043,305 shares of authorized but unissued capital stock available for issuance without further shareholder approval. In addition, the Company is authorized, subject to SBA approval, to issue 1,000,000 shares of preferred stock. Pursuant to the terms of the Underwriting Agreement, the Company may not issue any securities including, but not limited to, shares of its preferred stock, other than in certain circumstances, for a period of 24 months from the date of this Prospectus, without the prior written consent of the Representative. See "Description of Securities." The sale of a significant number of these shares in the public market may adversely affect prevailing market prices of the Company's securities following this offering. See "Underwriting."

      NO COMMON STOCK DIVIDENDS. The Company has not paid any dividends on its Common Stock since 1990. Assuming the Company qualifies as a RIC under the Code, it must distribute to its shareholders not less than 90% of its investment company taxable income each year to maintain such qualification. See "Tax Considerations." If it qualifies as a RIC, beginning with its fiscal year ending July 31, 2000, the Company intends to make regular quarterly cash distributions to holders of the Common Stock of at least 90% of its investment company taxable income in each tax year. Dividends will be payable by the Company at the discretion of the Board of Directors and will depend on the actual cash flow of the Company, its financial condition, capital requirements, the distribution requirements of the Code and such other factors as the Board of Directors may deem relevant. Applicable law, including the SBA regulations, as well as contracts or loan documents to which the Company is a party, may limit the payment or amount of dividends and other distributions by the Company. The Company may not achieve results permitting any, or any specified level of, dividends. Until it qualifies as a RIC, the Company intends to apply any earnings to expand and develop its business. See "Dividends and Distributions."

      FORWARD-LOOKING INFORMATION MAY PROVE INACCURATE. This Prospectus contains forward-looking statements and information that are based on management's beliefs as well as assumptions made by, and information currently available to, management. When used in this Prospectus, words such as "anticipate," "believe," "estimate," "except," and, depending on the context, "will" and similar expressions, are intended to identify forward-looking statements. Such statements reflect the Company's current views as to future events and are subject to certain risks, uncertainties and assumptions, including the risk factors described above. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. The Company does not intend to update these forward-looking statements and information.

                                 USE OF PROCEEDS


      Upon completion of the Offering, the Company expects to receive net proceeds of approximately $2,816,630 ($3,292,824 if the Over-Allotment Option is exercised in full), after deducting the underwriting discount, the non-accountable expense allowance and other expenses of the Offering.

      The net proceeds to be received by the Company will be used primarily to make loan and/or equity financings to small and medium sized businesses. The sale of the Common Stock also will increase the Company's Leverageable Capital and may permit the Company, under current SBA regulations, based upon approximate net proceeds of $2,816,630, to issue additional subordinated debentures to the SBA in the approximate principal amount of $18,848,900. However, the Leverage Capital must be reduced by $306,478, which represents the cumulative losses of the Company. Accordingly, the amount of subordinated debentures that the Company may issue may also be reduced by such amount. While the Company believes it will be eligible for such SBA financing following the completion of this offering, there can be no assurances as to the amount and timing of the receipt of such financing. Any proceeds from the issuance of subordinated debentures will be invested for the same purposes as the proceeds of this Offering. The Company estimates that it will take at least 12 months and possibly up to 18 months for the net proceeds of the Offering to be substantially fully loaned or invested, depending on the availability of appropriate opportunities and other market conditions. After such funds are fully loaned or invested, the Company will need additional capital to make additional loans and equity investments. No assurance can be made that the Company will successfully obtain such additional capital. The failure to obtain additional capital on acceptable terms would limit the ability of the Company to continue its planned growth. See "Risk Factors - Need For Additional Financing; Risk of Unavailability of Funds."


      The foregoing represents the Company's anticipated allocation of the net proceeds of this Offering based upon the Company's current business plan and estimates regarding its anticipated allocation. Actual allocation may vary, and the Company may find it necessary or advisable to use the net proceeds for other purposes. Until used, such net proceeds will be invested in direct obligations of or obligations guaranteed as to principal and interest by, the United States, certificates of deposit and deposit accounts, to the extent permitted by SBA regulations, with maturities of 120 days or less. The Company will not invest in interest only or principal only securities. If suitable investments cannot be made before the end of such 120 day period, the Company will continue to make similar short-term investments until it finds suitable investments or loan opportunities.

                                 CAPITALIZATION


      The following table sets forth the capitalization of the Company as of January 31, 2000 and as adjusted to give effect to the sale of the 890,000 Units.

                                                                                      January 31, 2000
                                                                                      ----------------
                                                                                Actual             As Adjusted
                                                                            ------------          ------------

Long-Term Debt - SBA Subordinated Debentures (1)(2)(3)                      $  3,780,000          $  3,780,000
                                                                            ------------          ------------

4% Preferred Stock, $1.00 par value; 2,000,000 shares authorized; No                  --                    --
                                                                            ------------          ------------

Common Stock; 10,000,000 shares authorized;
   5,701,545 and 6,591,545 shares issued and
   outstanding, respectively (5)                                            $     57,015          $     65,915

Additional paid-in capital (5)(6)                                           $  4,975,780          $  7,783,510
                                                                            ------------          ------------
Restricted Capital (7)                                                      $         --          $         --
                                                                            ------------          ------------
Total Capitalization (8)                                                    $  4,726,317          $  7,542,947
                                                                            ------------          ------------
Net assets per share of Common Stock (5)(8)                                 $        .82          $       1.14



(1) The interest rate on SBA subordinated debentures is determined by statute and depends upon factors existing at the time of issuance and interest is payable semi-annual. The debentures are subordinated to other debt and do not have any restrictions with respect to the payment of dividends. The Company may not obtain any credit lines in excess of two times its private capital without the approval of the SBA.

  Principal Amount


  Outstanding as of                           Date of    Interest
    July 31, 1999                            Maturity     Rate
--------------------------------------------------------------------------------

       $1,040,000     .  . . . . . . . . . . 6/01/07     8.07%
        2,040,000*    .  . . . . . . . . . .  3/1/08     7.32%
          700,000**   .  . . . . . . . . . . 12/01/05    6.54%
      -----------
      $3,780,000

* Effective April 4, 1998, the Company refinanced $1,000,000 debentures with a $2,040,000 unsubsidized debenture with a fixed interest rate of 7.32%. Such subsidized debenture matures on March 1, 2008.

** Interest rate increases to 6.54% in December, 2000.

(2) The table as adjusted does not give effect to the potential sale of subordinated debentures to the SBA. There can be no assurance, however, as to the amount, if any, of subordinated debentures which the SBA will actually purchase. See "Risk Factors - SBA Financing Not Assured."

(3) Upon completion of the offering, based upon approximate net proceeds to the Company of $2,816,630, under current SBA regulations, the Company would be eligible to issue an additional $18,848,900 of unsubsidized subordinated debentures.

(4) As of January 31, 2000, the Company had no shares of 4% Preferred Stock issued to the SBA.


(5) All per share data and information relating to the number of shares of the Company's Common Stock outstanding have been adjusted to give effect to twenty-one for one stock split.


(6) Included the amortized portion of the restricted capital realized from the gain on the repurchase of the Company's 3% Preferred Stock from the SBA, $648,000 through January 31, 2000. Such amount was realized in equal increments as additional paid-in capital over a period from the repurchase date, April 14, 1994. Such gain, however, may not be used to obtain SBA leverage. See "Business
- Specialized Small Business Investment Companies."

(7) Represents the unamortized portion of the gain realized from the repurchase, at a discount, of all 1,000,000 shares of the Company's 3% Preferred Stock from the SBA on April 14, 1995. In the event of the liquidation of the Company, the SBA would have the right to receive the amount attributed to restricted capital before any distribution to holders of Common Stock As of January 31, 2000, the restricted capital was fully amortized. Accordingly, the Company was not liable to the SBA for any portion of the Restricted Capital Account. See "Business - Specialized Small Business Investment Companies."


(8) Computed on the basis of total assets less total liabilities, 4% Preferred Stock outstanding and excluding retained earnings available for distributions. Does not include the exercise of any outstanding options or warrants.

                           DIVIDENDS AND DISTRIBUTIONS

      Holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors of the Company. The Company has neither declared nor paid any dividends on its Common Stock since 1990. Assuming the Company qualifies for treatment as a RIC under the Code, it is required to distribute to its shareholders not less than 90% of its investment company taxable income each year in order to maintain such qualification. See "Tax Considerations." If it qualifies as such regulated investment company, beginning with its fiscal year ending July 31, 2000, the Company intends to make regular quarterly cash distributions to holders of the Common Stock at a rate that is expected to result in the distribution of at least 90% of the Company's investment company taxable income in each tax year. Dividends will be payable by the Company at the discretion of the Board of Directors and will depend on the actual cash flow of the Company, its financial condition, capital requirements, the distribution requirements of the Code and such other factors as the Board of Directors may deem relevant. Applicable law, including the SBA regulations, as well as contracts or loan documents to which the Company is a party, may limit the payment or amount of dividends and other distributions payable by the Company. The Company expects that such distributions will be payable approximately 30 days after such declaration. However, there can be no assurance that the Company will achieve results permitting any, or any specified level of, dividends. Until as it qualifies as a RIC, the Company intends to apply any earnings to expand and develop its business.

                                    DILUTION


      Prior to this Offering, 5,701,545 shares of the Company's Common Stock were issued and outstanding. As of January 31, 2000 the net tangible book value of the Company was $4,726,317. The net tangible book value per share of the Company, immediately prior to this offering is, therefore, $.83. Net tangible book value per share represents the amount of the Company's tangible assets (total assets less total liabilities and intangible assets) divided by the number of shares of Common Stock outstanding.

      After giving effect to the sale of the Units (attributing $.10 to the Warrants contained therein) offered hereby and after receipt of the estimated net proceeds therefrom, without giving any effect to the exercise of the Representative's Over-Allotment Option, the pro forma net tangible book value of the Company would be $1.14 per share. Investors in this Offering, therefore, will sustain an immediate dilution of $2.86 per share (72.09%) of Common Stock purchased. Dilution represents the difference between the offering price of the shares and the net tangible book value per share immediately after completion of the Offering. The following table illustrates this dilution:

Offering price per share (includes
   $.10 allocated to Warrants) ................................            $4.10
Net tangible book value per share
   before the Offering ........................................              .83
Increase per share attributable
   to the Offering.............................................               31
Net tangible book value per share
   after the Offering .........................................             1.14
Dilution per share to new investors ...........................         $   2.86


      The following table sets forth the percentage of equity to be purchased by investors in this Offering compared to the percentage of equity to be owned by the existing shareholders (at an assumed value of $4.00 per share), and the amounts paid for the shares of Common Stock by the investors in this Offering as compared to the total consideration paid by the existing stockholders. This does not take into effect the exercise of Warrants or the Representative's Over-Allotment Option.

                                                      Shares Purchased               Total Consideration
                                                   -----------------------        ------------------------
                                                   Number          Percent        Amount           Percent
                                                   ------          -------        ------           -------

Existing Stockholders                              5,701,545       86.50%         $4,384,795           55%
Investors in this Offering                           890,000       13.50%         $3,560,000           45%
                                                   ----------      ------          ---------           ---

Total                                              6,591,545         100%         $7,944,795          100%
                                                   =========         ====          =========          ====

                                    BUSINESS

THE COMPANY

      The Company is a Small Business Investment Company ("SBIC") that operates as a Specialized Small Business Investment Company ("SSBIC") under the Small Business Investment Act of 1958, as amended (the "1958 Act"), and is regulated and financed in part by the Small Business Administration ("SBA"). The Company is a non-diversified investment company that has elected to be regulated as a business development company ("Business Development Company"), a type of closed-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). In operating its business as a SSBIC and Business Development Company, the Company intends to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. However, it may not qualify as a RIC before the fiscal year beginning August 1, 1999 or even after that date. See "Business - Regulation as a Business Development Company" and "Tax Considerations."

      As an SSBIC, the Company provides loan and/or equity financing to small and medium sized businesses at least 50% owned by persons who qualify under SBA regulations as socially or economically disadvantaged. The Company's investment objective is to achieve a high level of current income from the collection of interest on loans and long term growth through the appreciation in value of the Company's equity interests in the companies in which it will invest.


      As of January 31, 2000, there were 54 loans outstanding. 6 of its loans, representing approximately 11% of the Company loans receivable, were to finance taxicab medallions, taxicabs and related assets; 8 of its loans, representing approximately 31% of the Company's assets, were to auto repair shops and gas stations; 24 of its loans, representing approximately 35% of the Company's assets, were to laundromats and dry cleaners and the balance of its loans, representing approximately 23% of the Company's assets, were to various small businesses such as retail stores, gourmet food shops and restaurants. Taxi loans, are collateralized by taxicabs medallions and related assets. The loans to other small business concerns are collateralized by their assets. The Company intends to reduce the percentage of its assets that relate to taxicab financing.


      The Company's strategies for effecting its goal of maximizing its growth of its net assets with net income includes capitalizing on its SSBIC status to obtain leverage, capitalizing on an underserved market, increasing its loan portfolio, increasing its equity portfolio, broadening referral sources to increase its loan and/or equity portfolios, and identifying potential acquisitions.

      As an SSBIC, the Company has certain benefits not available in other lending institutions. An investment in an SSBIC, such as a purchase of the Company's Common Stock, may afford certain investors favorable tax benefits, including the ability to defer recognizing capital gain from the sale of publicly traded securities, subject to certain limitations, if the investor uses the proceeds from such sale within 60 days to purchase common stock in an SSBIC. See "Tax Considerations." In addition, subject to certain conditions, certain financial institutions may be able to satisfy their requirements under the Community Reinvestment Act of 1977 by buying shares of the Company's Common Stock. See "Federal Regulation-Community Reinvestment Act." In October 1996, legislation was enacted which eliminated the authority of the SBA to issue new SSBIC licenses. The Company believes that, on the date of this Prospectus, it will be only one of two publicly traded SSBICs. See "Business-Specialized Small Business Investment Companies; Benefits."

STRATEGY

      The Company's strategies for effecting its goal of maximizing its growth of its net assets with net income includes the following:


      Capitalize on SSBIC Status to Obtain Leverage. The Company intends to capitalize on its SSBIC status by using its Leverageable Capital and obtaining additional funds to increase its lending through the issuance of subordinated debentures to the SBA. The sale of the Units in the Offering will increase the Company's Leverageable Capital. The Company will be eligible to issue additional subordinated debentures to the SBA in the amount of $18,848,900. Upon the completion of the Offering, the Company intends to apply for all or substantially all of the SBA subordinated debenture leverage for which it will be eligible.


      Capitalize on Underserved Market Using Specific Criteria. The Company believes that the market for commercial loans to small and medium sized businesses is undeserved for a number of reasons. First, traditional lenders, such as commercial banks and savings and loans, generally are burdened with an overhead and administrative structure and operate in a regulatory environment that hinders them from lending effectively to these businesses. Second, consolidation in the banking industry during the past decade decreased the number of banks willing to lend to small and medium sized businesses, as the larger acquiring banks sought to limit both the credit exposure and monitoring costs associated with loans to these businesses. Third, the banking industry has experienced structural and regulatory changes that have greatly affected the ability of traditional financial institutions to make funds available for loans to small and medium sized businesses.

      The Company believes that it is well positioned to provide financing to small and medium sized businesses. The Company is not burdened with the capital and other regulatory requirements of the banking and savings and loan industries and has relatively low overhead and administrative expenses. Moreover, the Company's strategy of making equity investments in its borrowers is intended to closely align the interests of the Company and its borrowers, thereby reducing transaction costs, conveying the Company's commitment to its borrowers and enhancing the Company's attractiveness as a financing source. The Company believes that it has the experience and expertise to serve as a financing source for small and medium sized businesses.

      The Company will target small and medium sized businesses that meet certain criteria, including the potential for growth, adequate assets for loan collateral, an experienced management team with a significant equity ownership interest in the business, profitable or near profitable operations and potential opportunities for the Company to realize appreciation and gain liquidity in its equity position. Liquidity can be achieved through a sale of the business, a public offering by the business, a private sale of the Company's loan or equity interests or exercising the Company's rights to require the business to buy back the Company's warrants or stock. No assurance can be given that the Company will be able to make such investments or that it will be successful in doing so.

      Increase Loan Portfolio. The Company intends to increase its loan portfolio with the proceeds of the Offering, and with additional funds, such as SBA financing, to increase its interest income. The earnings of the Company depend primarily on its level of net interest income, which is the difference between interest earned on interest-bearing assets consisting of small and medium size business loans, and the interest paid on interest-bearing liabilities consisting of subordinated debentures issued to the SBA. The Company will be in a position to increase its net interest income with an increase in its loan portfolio.

      Increase Equity Portfolio. The Company's loans typically will range from $50,000 to $300,000, mature in four to seven years, and require monthly interest payments at relatively high fixed rates. The Company will focus on making loans accompanied by warrants or stock ownership. The warrants will typically have a nominal exercise price while the loans generally will be collateralized by a security interest in assets of the borrower. The Company expects to make both senior and subordinated loans. From time to time, a company in which the Company has invested may request additional financing, providing additional lending or investing opportunities for the Company. Requests for additional financing will be considered under the criteria established for acquisition of investments, and debt and equity securities issued in such follow-on financing are expected to have characteristics comparable to those issued in the original financing. Follow-on investments generally will not be made merely to enhance the quality of the earlier investment or to preserve the Company's proportionate ownership interest. In some situations, the Company's failure or inability to make a follow-on investment may be detrimental to the operations or survival of the portfolio company involved and thus jeopardize the Company's original investment in that company.

      The Company's equity interests in privately-owned small and medium sized businesses will be made with the intention of disposing of such interests within four to seven years. If a financing is successful, not only will the loan have been repaid with interest, but the Company will be in a position to realize a gain on the accompanying equity interests. The opportunity to realize such gain may occur if the business is sold to new owners or the business makes a public offering. In most cases, the Company will not have the right to require that a business undergo an initial public offering by registering securities under the Securities Act, but the Company generally will have the right to sell its equity interest in any subsequent public offering by the business. Even when public offerings occur, underwriters frequently insist that large holders of equity securities retain all or a substantial portion of their position, at least for a period of time, even if they have the right to participate in the offering. Moreover, the Company may decide not to sell an equity position even when it has the right and the opportunity to do so. Thus, although the Company expects to dispose of an equity interest after a certain time, situations may arise in which it may hold equity securities for a longer period. The Company will endeavor to obtain the right to require the business to purchase the warrants or stock held by the Company ("Put Rights"). When no public offering is available the Company may use its Put Rights to dispose of its equity interest in a business, although the Company's ability to exercise Put Rights may be limited or nonexistent if a business is illiquid. Similarly, it is anticipated that he Company will endeavor to obtain the right to require that the business purchase the Company's warrants or stock if there is an offer for the business ("Co-Sale Rights"). The Co-Sale Rights may allow the Company to sell its equity interests back to the business at the price offered by the potential acquirer.


      The Company also intends to substantially increase its percentage of straight equity investments including those to LMI businesses in certain rural and urban areas that have not participated fully in the U.S.'s current economic expansion. The Company intends to emphasize growth companies with strong future capital gains potential. See "Specialized Small Business Investment Companies" below.


      Broaden Referral Sources to Increase Loan and/or Equity Portfolio. The Company has no independent investment advisor. Its loan and other investment decisions are made by its officers, subject to its investment policies and objectives and oversight by its Board of Directors. Historically, the Company has relied on its President to identify new financing opportunities. The Company intends to expand its marketing efforts through loan referral sources to identify small and medium sized businesses. The Company recently entered into such an arrangement with First Bank Americano ("FBA") which will refer prospects to the Company for financing opportunities. Prior to such arrangement, the Company made an equity investment in FBA. FBA is a New Jersey chartered bank located in Elizabeth, New Jersey. FBA engages in the business of commercial and retail banking, and most of its loans are generated in New Jersey. See "Business

- Loan Portfolio; Valuation." The Company intends to enter into similar referral arrangements with other financial institutions, but it may not be able to do so.

      Identify Potential Acquisitions. The Company intends to increase its loan and/or equity portfolios through acquisitions of other SBICs or SSBICs or their respective portfolios, either with cash or the issuance of Common Stock. The acquisition of other portfolios is intended to increase the Company's interest income and realize gain on equity investments. The Company has no specific plans, arrangements, understandings or commitments with respect to any such acquisitions at the present time, and it is uncertain at to when or if any acquisition will be made.


      Internet Strategy. The Company believes that the internet is a significant medium for information and business commerce. The Company has been active in developing an Internet web site that provides background and promotional information about the Company and refers financing leads to the Company. The Company has developed a strategy to utilize the Internet to expand its core business, add value to its portfolio companies and enhance the liquidity of its assets and thereby add value to its stockholders. The Company intends to operate a financial portal web site that middle market businesses can utilize to learn about corporate finance, value their company, build financial models, develop financing memorandums, find professionals to assist in the financing process, find sources of capital and research financing terms, criteria and the availability of a variety of financing options. This site will also allow businesses to complete applications online and submit them to the Company for consideration. The Company intends to have this site operational by the third quarter of 2000. The Company expects this site to generate additional opportunities to provide financing to middle market companies as well as opportunities to refer potential financing transactions that do not meet the Company's investment criteria to other lenders and finance companies. See Risk Factors - "Business Strategy of Use of Internet".


NATURE OF LOANS

      The Company's Loans. Loans made by the Company are subject to certain restrictions imposed by the SBA as to the maximum interest rate that may be charged and with respect to their terms (currently, no more than 20 years). Generally, the Company's loans have been made to small business concerns, are secured by related assets and are personally guaranteed by the owners of the company owning the small business. In addition, the Company's loan documentation provides that its liens on the collateral furnished by its borrowers must be enforceable in the event of a default by such borrowers. The Company will not lend to, or otherwise invest more than, the lesser of (i) 10% of its total assets, or (ii) 30% of its paid-in capital attributable to its Common Stock, in any one small business concern. The Company has not made, and is prohibited by applicable SBA regulations from making, loans to officers or directors of the Company or to any person owning or controlling, directly or indirectly, 10% or more of the Company's Common Stock. Under prior SBA regulations the maximum rate of interest which the Company could charge on loans could not exceed the higher of either the Company's weighted average cost of qualified borrowings, as determined pursuant to SBA regulations without regard to subsidized interest rates, plus, in either case, seven percentage points, rounded off to the next lower eighth of one percent; provided however, that if the then current debenture rate was 8% per annum or lower, the Company was permitted to charge up to 15% per annum. The maximum rate of interest per annum allowed to be charged by the Company to its borrowers for loans originated during January 1997 was 19% for a loan and 14% for a convertible debt security. The new regulations now allow an SBIC to use its own weighted average cost of borrowing as the basis for determining the maximum rate that it may charge for loans or debt securities. However, the ability of the Company to charge such a rate is limited by competition. The rates of interest on loans in the Company's portfolio ranged from 9% to 15.90% at January 31, 2000. For the month of January 31, 2000, the average annual weighted interest rate per loan outstanding was 11.9%. In fiscal years ended July 31, 1995, 1994 and 1993, the Company incurred net losses of $190,189, $63,446 and $23,293, respectively. During the fiscal years ended July 31, 1996, 1997, 1998 and 1999 the Company operated at profits of $4,000, $4,027,
$21,158 and $5,517 respectively. The cumulative net operating losses sustained will be offset against the Company's taxable income during the fiscal years ended July 31, 1998 and 1999, providing that such taxable income will be generated. Additionally, the current retained deficit will reduce the Company's severageable capital by $306,478. See "Risk Factors -- Recent Operating Losses".


      Borrowings. The Company may borrow money and issue promissory notes and other obligations, subject to SBA regulatory limitations.

      Limitations of Business Activities. The Company has not purchased, and does not intend to purchase, commodities or commodity contracts and it has not engaged, nor does it intend to engage, in the business of underwriting the securities of other issuers. In addition, the Company does not intend to purchase a controlling interest in any small business except as may be necessary in the event of a foreclosure on the security for a particular loan. The Company does not intend to engage in the purchase or sale of real estate or in investments in the securities of other investment companies.

      The Company currently has no intention of performing advisory services for other businesses, although as a Business Development Company it has agreed to offer its portfolio companies, if requested, significant management assistance. The Company will negotiate fees for such services which may include the issuance to the Company of an equity position in such other business. See "Regulation as a Business Development Company".

SELECTION OF LOAN AND INVESTMENT OPPORTUNITIES

      The Company has identified certain characteristics that it believes are important to profitable small and medium sized business lending. The criteria listed below will provide a general guidepost for the Company's lending and investment decisions, although not all of such criteria may be followed in each instance:

      Growth. In addition to generating sufficient cash flow to service its debt, a potential borrower generally will be required to establish its ability to grow its cash flow. Anticipated growth will be a key factor in determining the value ascribed to the warrants and equity interests acquired by the Company in connection with its loans.

      Liquidation Value of Assets. Although the Company does not intend to operate as an asset-based lender, liquidation value of the assets collateralizing the Company's loans will be an important factor in each credit decision. Emphasis will be placed both on tangible assets (accounts receivable, inventory, plant, property and equipment) as well as intangible assets such as customers lists, networks, databases and recurring revenue streams.

      Experienced Management Team. The Company will generally require that each borrower have or promptly obtain a management team that is experienced and properly incentivized through a significant ownership interest in the borrower. The Company generally will require that a borrower have management who have demonstrated the ability to accomplish the borrower's objectives and implement its business plan.

      Profitable or Near Profitable Operations. The Company will focus on borrowers that are profitable or near profitable at the operating level. The Company does not intend typically to lend to or invest in start-up or other early stage companies.

      Exit Strategy. Prior to making an investment, the Company will analyze the potential for the borrower to experience a liquidity event that will allow the Company to realize value for its equity position. Liquidity events include, among other things, an initial public offering, a private sale of the Company's financial interest, a sale of the borrower, or a purchase by the borrower or one of its stockholders of the Company's equity position in the borrower.

      There can be no assurance that the Company will be able to find investment opportunities that meet the foregoing criteria or otherwise to make loans to or other investments in portfolio companies that meet such criteria on terms favorable to the Company.

SPECIALIZED SMALL BUSINESS INVESTMENT COMPANIES

      General. As an SSBIC, the Company is eligible to apply for certain financing from the SBA on favorable terms, and the Company and its shareholders are eligible for certain tax benefits, both described below. The SBA has discretion in determining whether financing will be available to an SSBIC and the type and amount of such financing. Therefore, there can be no assurance as to the nature, amount or timing of SBA financing that may actually be obtained by the Company. See "Risk Factors-SBA Financing Not Assured." Furthermore, there are certain restrictions and requirements to which the Company is subject by virtue of its being an SSBIC. See "Federal Regulation-Regulation under the Small Business Investment Act of 1958."


      Background. SBICs and SSBICs are privately owned and managed investment companies licensed by the SBA. The 1958 Act requires each licensee to have a minimum level of private investor capital and to be operated by experienced management. Under present law for companies which were incorporated prior to October 1, 1996, an SBIC must have at least $2.5 million in private capital and an SSBIC must have not less than $1.5 million. January 31, 2000, the Company had private capital of $5,032,795 (including the gain realized from the repurchase of the 3% cumulative preferred stock, see "Benefits" below). As noted below, SBICs and SSBICs are mandated by the 1958 Act to make investments in small businesses and, in return, are eligible to apply for favorable financing from the SBA called "leverage." SBICs were created under the 1958 Act as a vehicle for providing equity capital, long- term loan funds and management assistance to small businesses. In general, the SBA considers a business to be "small", and therefore eligible to receive loans from an SBIC, only if (i) its net worth does not exceed $18,000,000 and if the average of its net annual income after taxes for the preceding two years was not more than $6,000,000 or (ii) it meets the size standard for the industry in which it is primarily engaged, pursuant to SBA regulations. In addition, SBICs are required to allocate a portion of their portfolio to the financing of any concern that (i) together with its affiliate does not have net worth in excess of $6 million and does not have an average net income after taxes for the preceding two years in excess of $2 million or (ii) meets the size standard for the industry in which it is primarily engaged. SBICs are licensed, regulated and sometimes financed in part by the SBA. SSBICs are SBICs which specialize in providing equity funds, long-term loans and management to small business concerns at least 50 % owned and managed by individuals from groups in the United States that are socially or economically disadvantaged, including certain designated ethnic minorities, Vietnam War era veterans, and other groups which fall within SBA guidelines relating to social or economic disadvantage.


      Benefits. The principal benefits to the Company as a result of its being licensed as an SSBIC are as follows:

1. Prior to October 1, 1996 the SBA was authorized to purchase shares of non-voting preferred stock from an SSBIC for cash up to an amount equal to the SSBIC's aggregate stockholders' equity net of organizational expenses, excluding any preferred stock issued to the SBA (the "Leverageable Capital"). Prior to November 1989, such shares of preferred stock had a 3% annual cumulative dividend. Subsequent to November 1989, all new preferred stock issued by an SSBIC was required to have a 4% annual cumulative dividend and to be redeemed by the SSBIC within 15 years from the date of any such issuance.

      In 1987, the Company issued 1,000,000 shares of its 3% Preferred Stock to the SBA. The Company and the SBA entered into a repurchase agreement, dated August 15, 1994 (the "Repurchase Agreement"). Pursuant to the Repurchase Agreement, the Company repurchased all 1,000,000 shares of its 3% Preferred Stock from the SBA for a purchase price of $0.35 per share, or an aggregate of $350,000. The repurchase price was at a substantial discount to the original sale price of the 3% Preferred Stock which was sold to the SBA at par value or $1.00 per share. As a condition to the repurchase, the Company granted the SBA a liquidating interest in a newly created restricted capital surplus account ("Restricted Surplus Account"). The Restricted Surplus Account is equal to the amount of the repurchase discount. The initial value of the liquidating interest was $650,000, the amount of the repurchase discount on the date of repurchase, and is being amortized over a 60-month period on a straight-line basis. As of July 31, 1998, the liquidating interest was $135,000. Should the Company be in default under the Repurchase Agreement, at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest will expire on the later of (i) 60 months from the date of the Repurchase Agreement, or (ii) if an event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the expiration of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders. For financial reporting purposes, the Company's balance sheet shows a restricted capital account equal to the value of the SBA's liquidating interest, less $2,000 of expenses incurred in connection with the repurchase. As the liquidating interest declines, the restricted capital account is reduced and additional paid-in capital is increased. The amount of gain from the repurchase of the 3% Preferred Stock may not be used for obtaining SBA leverage. In accordance with the Repurchase Agreement for the 3% Preferred Stock, as of October 31, 1999, the Company was not liable for any unpaid 3% cumulative preferred dividends.

2. The term of SBA Debentures may be up to 15 years, but is typically 10 years. The SBA will purchase or guarantee such debentures only after an SSBIC has demonstrated a need for such debentures as evidenced by the SSBIC's investment activity and its lack of sufficient additional funds available for investments. An SSBIC that has invested at least 50% of its Leverageable Capital and the proceeds of its SBA Debentures is presumed to lack sufficient funds available for investment. Generally, SBA Debentures will bear interest at a fixed rate which is based on the rate which is set by the underwriters of the pooled debentures sold through the SBIC Funding Corp. Prior to October 1, 1996, the SBA was authorized during the first five years of the initial term of the debentures, to subsidize an SSBIC's annual interest rate by paying 300 basis points (3%) of the interest due on such debentures. After maturity, these debentures may be refinanced by the SBA as a new unsubsidized debenture with a 10-year term. Currently, the Company has $3,780,000 in subordinated debentures outstanding with a weighted average interest rate of 6.83% per annum.

      The SBA also makes available to both SBIC's and SSBIC's financing in the form of a guaranty of unsubsidized debentures. These debentures have terms of up to 15 years, but typically 10 years. The debentures are sold through the SBIC

Funding Corp. and carry a fixed interest rate based on prevailing market rates. To the Company's knowledge, for Federal Fiscal Year 2000 (October 1, 1999 through September 30, 2000), the SBA received Congressional appropriations resulting in program levels of (a) $800 million be used, in the SBA's sole discretion, for the purchase or guarantee of SBIC and SSBIC debentures, of which $87.8 million has been or will be committed or utilized and (b) $1.3 billion for the purchase or guarantee of SBIC or SSBIC participating securities, of which $282 million has been or will be committed or utilized.

      In September, 1999 the SBA adopted final regulations on low or moderate income ("LMI") investments. The SBA is encouraging SBICs and SSBICs to invest in the rural and urban areas that have not participated fully in the U.S.'s current economic expansion. These underserved areas, called LMI Zones, are identified in the SBA regulations. Under the regulations, if an SBIC or SSBIC makes a qualifying investment in a company that is located in an LMI Zone or that has 35% of its employees from LMI Zones, it will have greater latitude in assuming temporary control of the company, excluding royalty payments from its cost of money calculation, and setting the minimum term of its investment.

      As a further incentive for SBICs and SSBICs to make LMI investments, the SBA created a "zero-coupon" form of debenture leverage with which to fund them. This new debenture would be issued at a discount equal to the value of the debt service charges that normally would have been paid over the first five to seven years of the debenture's term. This "zero coupon" feature eliminates the need for the SBIC or SSBIC to make any interest payments on its leverage during the initial five to seven years, although it would still have to pay SBA's one percent add-on fee on a current basis. Thereafter, the SBIC or SSBIC would pay interest semi-annually on the face amount, which is due at maturity.


      With respect to debentures guaranteed by the SBA after July 1, 1991, the SBA's claim against an SSBIC is subordinated, in the event of such SSBIC's insolvency, only in favor of present and future indebtedness outstanding to lenders and only to the extent that the aggregate amount of such indebtedness does not exceed the lesser of 200% of such SSBIC's paid-in capital and paid-in surplus (as adjusted pursuant to SBA regulations), or $10,000,000. However, the SBA may agree to a subordination in favor of one or more loans from certain other lenders, in its sole discretion. As of the date of this Prospectus, the Company has an aggregate of $3,780,000 of subordinated debentures outstanding. Such debentures currently bear interest at rates ranging from 3.54% to 8.50% per annum. As a result of this Offering, assuming approximate net proceeds to the Company of $2,816,630, the SBA would be permitted under its regulations to purchase, or guarantee, up to an additional $18,848,900 of unsubsidized subordinated debentures issued by the Company. Following completion of this Offering, the Company will seek to issue and sell subordinated debentures up to the maximum amount and extent permitted by applicable SBA regulations, although there can be no assurance as to when and/or if the Company's applications for the sale of such debentures will be accepted by the SBA. See "Risk Factors-SBA Industry Review" and "Risk Factors- SBA Financing Not Assured."


3. The tax benefits to a company licensed as an SSBIC and to its shareholders are discussed below under the heading "Tax Considerations."

4. Legislation was enacted on October 1, 1996 which eliminated most distinctions between SBICs and SSBICs and eliminated the authority to issue new SSBIC licenses. Under a consolidated program, all new applicants will be licensed as SBICs. The legislation raises the minimum capital requirements for new applicants and increased certain user fees charged to licensees in connection with the receipt of leverage. The legislation exempts from the increased capital requirements all SSBICs and certain SBICs existing at the date of the legislation's enactment. The user fees are fees that are charged to licensees in connection with the purchase or guaranty by the SBA of debentures or participating securities. The legislation specifies that the user fee will equal 3% of the principal amount purchased or guaranteed by the SBA plus 1% annually of the principal amount on the debentures. The legislation also limits the securities that can be purchased or guaranteed by the SBA to debentures without a federal interest rate subsidy and to participating equity securities. The Company believes that it will be, on the date of this Prospectus, one of two publicly traded SSBICs. Inasmuch as additional SSBIC licenses will not be issued, the Company will be in a unique position to offer investors the benefit to defer recognizing capital gain (as more fully described in the section entitled "Tax Considerations"). In addition, certain financial institutions may be able to satisfy their requirements under the Community Reinvestment Act of 1977 by buying shares of the Company's Common Stock.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

      The Company is a closed-end, non diversified investment company that has elected to be regulated as a Business Development Company under the 1940 Act and, as such, is subject to regulation under that Act. Among other things, the 1940 Act contains prohibitions and restrictions relating to transactions between the Company and its affiliates, principal underwriters and affiliates of those affiliates or underwriters and requires the majority of the Company's directors be persons other than "interested persons," as defined in the 1940 Act. In addition, the 1940 Act prohibits the Company from changing the nature of its business so as to cease to be, or to withdraw its election as, a Business Development Company unless so authorized by the holders of a majority of its outstanding voting securities.

      A Business Development Company is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to the shares offered hereby (collectively, "Senior Securities" as defined in the 1940
Act) if the asset coverage, as defined in 1940 Act, of any Senior Security is at least 200% immediately after each such issuance and certain other conditions are met. On the other hand, because the Company is an SSBIC, the only asset coverage requirement applicable to it would give the holders of its Senior Securities constituting indebtedness, the right to elect a majority of the Board of Directors, if on the last business day of each of 12 consecutive calendar months, the Company failed to maintain at least 100% asset coverage. Also, while Senior Securities constituting preferred stock are outstanding (other than preferred stock issued to or guaranteed by the SBA), provision must be made to prohibit any distributions to shareholders or the repurchase of such securities or shares unless the applicable asset coverage ratios are met at the time of the distribution or repurchase of such securities or shares unless the applicable asset coverage ratios are met at the time of the distribution or repurchase. The Company may also borrow amounts up to 5% of the value of its total assets for temporary purposes. Pursuant to the terms of the Underwriting Agreement between the Company and the Underwriter, the Company may not issue preferred stock for a period of 24 months from the date of this Prospectus, other than in certain circumstances, without the prior written consent of the Underwriter.

      Under the 1940 Act, a Business Development Company may not acquire any asset, other than assets of the type listed in Section 55(a) of the 1940 Act ("Qualifying Assets") unless, when the acquisition is made, such Qualifying Assets represent at least 70% of its total assets. The principal categories of Qualifying Assets relevant to the business of the Company are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined, in pertinent part, in the 1940 Act as any issuer which:

      (a) is organized under the law of, and has its principal place of business in, the United States;

      (b) is not an investment company, other than another SBIC that is wholly owned by the Business Development Company; and

      (c) does not have any class of securities with respect to which margin credit may be extended under federal law.

(2) Securities of any eligible portfolio company which is controlled by the Business Development Company.

(3) Securities received in exchange for or distributed on or with respect to securities described in item (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

(4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

      In addition, a Business Development Company must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in items (1) or (2) above and, in order to count the securities as Qualifying Assets for the purpose of the 70% test, the Business Development Company must either control the issuer of the securities or make available to the issuer of the securities significant managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby a Business Development Company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company; or in the case of an SBIC (such as the Company), making loans to a portfolio company.

FUNDAMENTAL AND OTHER INVESTMENT POLICIES

      The Company's investment objective is to achieve a high level of current income from the collection of interest on loans and long-term growth through the appreciation in value of the Company's equity interests in the companies in which it will invest.

Fundamental Policies

      In making investments and managing its portfolio, the Company will adhere to the following fundamental policies, which may not be changed without the approval of (i) the holders of 50% or more of the Company's outstanding voting securities, or (ii) the holders of 67% or more of the Company's outstanding voting securities present at a meeting of securityholders at which holders of 50% or more of such securities are present in person or by proxy:

      1. The Company will conduct its business so as to retain its status as an SSBIC and as a Business Development Company, and to qualify as a RIC. The Company will not be able to qualify as a RIC prior to the fiscal year beginning August 1, 1999 and there can be no assurance that, after such date, the Company will qualify as a RIC. See "Risk Factors-Tax Status." In order to retain its status as an SSBIC, the Company must limit its investments to eligible concerns and meet the minimum financing obligations applicable to smaller concerns. In order to retain its status as a Business Development Company, the Company may not acquire assets (other than non-investment assets necessary and appropriate to its operations as a Business Development Company) if, after giving effects to such acquisition, the value of its Qualifying Assets is less than 70% of the value of its total assets. In order to qualify as a RIC the Company will be required, among other things, to diversify its holdings as described under "Tax Considerations."

      2. The Company may not borrow money except through the issuance of SBA Debentures and through one or more bank lines of credit.

      3. The Company may issue preferred stock with such terms as the Board of Directors may determine subject to the requirement of the 1940 Act and the 1958 Act.

      4. The Company will not (i) act as an underwriter of securities (except to the extent it may be deemed to be an "underwriter" as defined in the Securities Act of securities purchased by it in private transactions), (ii) purchase or sell real estate or interests in real estate investment trusts (except that the Company may acquire real estate which collateralizes its loans or guaranties of its loans upon defaults of such loans and may dispose of such real estate as and when market conditions permit), (iii) sell securities short,
(iv) purchase securities on margin (except to the extent that the Company may be deemed to do so as a result of its acquisition of securities in connection with loans made to portfolio companies which are funded with borrowed money), or (v) purchase or sell commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loans or investments).

      5. The Company may write or buy put or call options in connection with loan to, and other investments in, portfolio companies, or rights to require the issuer of such securities to repurchase such loans and other investments under certain circumstances.

      6. The Company has no policy with respect to concentration of investments in a particular company, industry or groups of industries, except that it will not concentrate investments in any industry in excess of 50% of the Company's private capital and it will not lend money to, or invest in, any company if such loan or investment is in excess 30% of the Company's private capital, without SBA approval.

      7. The Company may make straight loans and loans with equity features to the extent permitted under the 1958 Act and the 1940 Act.

Other Investment Policies

      The Company's investment policies described below are not fundamental policies, and may be changed, subject to the 1958 Act and the SBA Regulations, by the Company's Board of Directors without shareholder approval:

      1. Except for subsidiaries organized by the Company to hold assets acquired in foreclosures of defaulted loans, the Company will not acquire (i) 50% or more of the outstanding voting securities of any issuer held by fewer than 50 shareholders, (ii) 25% or more of the outstanding voting securities of any issuer having 50 or more shareholders, or (iii) 20% or more of the outstanding voting securities of any issuer having 50 or more shareholders if, as a result of such acquisition, the Company would hold a number of voting securities equal to or greater than the largest other holding of such securities.

      2. The Company will not invest in companies for the purpose of controlling the management of such companies.

      3. The Company will not invest in finance companies, foreign companies, passive businesses or real estate companies, except as permitted by the SBA.

      4. The Company has no policy with respect to portfolio turnover. Moreover, because borrowers have certain prepayment rights, the Company cannot control or predict the frequency of portfolio turnover. During the past two years, the Company experienced no significant changes in its turnover rate, and in the near term it does not expect to experience any significant increases in turnover rate.

      5. Pending the investment of its funds in eligible concerns (including smaller concerns) or as otherwise permitted by the SBA, the Company may invest its funds in direct obligations of, or obligations guaranteed as to principal and interest by, the United States which mature in 120 days or less, or certificates of deposit or deposit accounts issued by a qualified federally insured institution which mature in 120 days or less. The Company will not invest in interest only or principal only securities.

LOAN PORTFOLIO; VALUATION


The following table sets forth classification of the Company's outstanding loans as of January 31, 2000:

               NUMBER                                           PERCENTAGE
                 OF                                   BALANCE        OF
TYPE OF LOAN   LOANS  INTEREST RATE  MATURITY DATE  OUTSTANDING  PORTFOLIO
--------------------------------------------------------------------------------
Manufacturing    1            15.00%     5 years  $   60,324       1.51%
--------------------------------------------------------------------------------
Services         2   13.63% - 15.25%   2-5 years      11,607        .29%
--------------------------------------------------------------------------------
Retail           5   11.25% - 15.00%  3-10 years     310,540       7.76%
--------------------------------------------------------------------------------
Service Stations 4    9.50% - 15.00%   3-7 years     906,582      22.47%
--------------------------------------------------------------------------------
Construction     1            12.50%     5 years     150,668       3.75%
--------------------------------------------------------------------------------
Restaurants      7   13.00% - 15.00%   5-7 years     338,910       9.37%
--------------------------------------------------------------------------------
Laundromat      12   10.00% - 15.90%  5-10 years     751,740      19.35%
--------------------------------------------------------------------------------
NYC Taxi
Medallion        6    9.00%-  14.00%     7 years     450,609      11.35%
--------------------------------------------------------------------------------
Dry Cleaners    12   10.00% - 15.90%  5-10 years     628,427      16.28%
--------------------------------------------------------------------------------
Repair Shops     4    9.50% - 15.00%  5-10 years     318,102       7.87%
--------------------------------------------------------------------------------
      TOTAL     54                                $3,927,509     100.00%
                                                  ==========     =======

      The Company had 8 loans totaling $1,059,374 (26.97% of loan portfolio) in principal which were delinquent. Four of such loans aggregating $906,583 are to service stations, one loan in the amount of $67,699 is to a repair shop, one loan in the amount of $73,485 is to a retail store and two loans aggregating $11,607 are to service companies.

      The following table sets forth information regarding the Company's equity interests as January 31, 2000:

COMPANY NAME          EQUITY INTEREST INDUSTRY  NO.OF SHARES  COST   FAIR MARKET VALUE
------------          --------------- --------  ------------  ----   -----------------
First Bank Americano    Common Stock    Banking    15,000   $125,000    $125,000
Elizabeth, New Jersey

      Loans made by the Company to finance the acquisition and/or operation of retail or manufacturing businesses are typically secured by real estate, taxi medallions and other assets and range in size from $50,000 to $300,000. In the case of loans to corporate owners, the loans are also personally guaranteed by the shareholders of the borrower. Historically, the majority of the Company's loans range from four to seven years and amortize monthly at relatively high interest rates. The Company has not committed more than 10% of its assets to any one business concern in the Company's portfolio. The interest rates charged by the Company on its currently outstanding loans range from 9% to 15.90% per annum. For the month of July 31, 1999, the average annual weighted interest rate per loan was 11.9%. The average size loan is approximately $68,000 and the largest loan outstanding is $298,000.

      Valuation - As an SSBIC, the Company is required by applicable SBA regulations to submit to the SBA semi-annual valuations of its investment portfolio, as determined by its Board of Directors, which considers numerous factors including but not limited to the financial strength of its borrowers and the value of the underlying collateral securing the loans. See Note 2 of Notes to the Financial Statements for a discussion of the Company's method of valuation of its current portfolio of loans. In the event the Company invests in the future in securities for which price quotations are readily available, the Company will value such investments at their fair value, based on such quoted prices. With respect to securities for which price quotations are not readily available, such securities will be valued at fair value as determined by the Board of Directors.

      Loan Considerations - In evaluating each applicant for a loan, the Company considers the following factors: (1) the applicant (or 50% in interest of the concern's principal owners) must be classified as an economically or socially disadvantaged person under SBA regulations, (2) the applicant's ability to repay the loan, and (3) the value and type of collateral proposed by the prospective borrower to collateralize the business loans, (4) the experience of management and (5) the potential for growth of such business.


      Collection Experience - As of January 31, 2000, the Company had 8 loans totaling $1,059,374 (26.97% of loan portfolio) in principal which were delinquent. The Company considers a loan to be delinquent if the borrower fails to make payments for 90 days or more. However, the Company may agree with a borrower that cannot make payments in accordance with the original loan agreement to modify the payment terms of the loan. The Company's current provision for loan losses, $179,980, is deemed by the Company to be sufficient. Based upon present appraisals, the Company anticipates that a substantial portion of the principal amount of its delinquent loans would be collected upon foreclosure of such loans, if necessary. There can be no assurance, however that the collateral securing such loans will be adequate in the event of a foreclosure by the Company. See "Risk Factors - Risk of Payment Default; Current Delinquent Loans" and "Loan Foreclosures."


THE NEW YORK CITY TAXI MEDALLION INDUSTRY AND MARKET

      As presently provided by law, the number of medallions for New York City taxicabs that may be issued by New York City is limited to 12,187. There are two basic types of medallions: (a) corporate and (b) individual owner-driver. Of the total current supply, 7,047 are corporate medallions and 5,160 are for individually owned cabs. A corporate medallion is issued with respect to a cab owned by a corporation with a minimum of two cabs and two corporate medallions (i.e. one corporate medallion per cab). An individual owner-driver may not own more than one cab and one medallion. Corporate medallions are used by large fleet concerns with many taxicabs and many drivers or by small corporations owning two medallions and two taxicabs driven by two owner-drivers (the so-called "minifleet").

      Until August 1995, only 11,787 medallions were permitted to be issued. On August 8, 1995, a bill permitting the City of New York to issue up to 400 additional tax medallions was signed by the Governor of the State of New York and approved by the New York City Council which permitted the sale of up to such number of medallions over a three-year period. 133 of such medallions were sold in May 1996, an additional 133 were sold in October 1996 and the balance was sold in September 1997.

      At the present time, most medallion sales are handled through brokers. As a result, an active marketplace has developed for the purchase and resale of medallions. The price of a medallion varies with supply and demand. Individually owned medallions currently sell for approximately $225,000 and corporate medallions sell for approximately $275,000 each. In addition, a 5% New York City transfer tax and various brokerage commissions are additional expenses incurred in the acquisition and sale of a medallion.

      In addition to purchases and sales of medallions, a substantial market exists for refinancing medallions held by existing owners. Management estimates this market to exceed that of the market for financing transfers.

      A prospective medallion owner must meet the requirements of the Taxi Limousine Commission ("TLC") which approves all sales and transfers. In general, the requirements are that the prospective owner have no criminal record, that the purchase funds be derived from legitimate sources, and that the taxi vehicle and meter meet specifications set by the TLC. Also required is a clearance from prior insurers of the seller in the form of letters stating that there are no outstanding claims for personal injuries in excess of insurance coverage.

      Notwithstanding the above, in light of the Company's investment objectives which includes achieving long term growth in its stockholders' equity through the appreciation in value of the Company's equity interests in which it will invest, the Company intends to reduce the percentage of taxi-related loans and to pursue loan and/or equity financings in other small and medium sized businesses.

COMPETITION

      SBICs, SSBICs, banks, credit unions and private lenders have traditionally financed the acquisition and/or operation of small and medium retail and manufacturing businesses. The Company expects to continue to encounter competition from such lenders, many of which are well established and have resources which exceed those available to the Company.

SBA REGULATION

      The Company, as the holder of a license from the SBA to operate as an SSBIC, is subject to broad regulations by the SBA with respect to various aspects of its ownership and operation, as discussed under the heading "Federal Regulation - Regulation Under The Small Business Investment Act of 1958."

EMPLOYEES

      The Company has no employees. All management services, personnel and administrative services are provided to the Company directly by Veritas, the Company's largest shareholder. See "Management - Management Agreement" and "Principal Stockholders."

PROPERTIES

      The Company leases (pursuant to a sublease with an unaffiliated party), office space at 241 Fifth Avenue, Suite 302, New York, New York 10016. The lease term commenced on January 1, 2000 and expires on December 31, 2001. The annual rental is $13,200. The Company believes that its current facilities are adequate for its present needs. The Company expects, after the completion of the Offering, to require additional office space and believes that it will be able to obtain adequate space at reasonable rates.

LEGAL PROCEEDINGS

      From time to time in the ordinary course of business, the Company initiates legal proceedings against borrowers in default and, where warranted, their guarantors to seek payment of loan obligations and to take possession of collateral. In the latter instances, these proceedings are sometimes followed by court authorized liquidations. All such proceedings require outside counsel with attendant professional fees and expense.

      The Company has never been named as a defendant in any material litigation.

                                  MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the executive officers and directors of the Company as of the date of this Prospectus:

                                                         PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS(1)  AGE  POSITION(S) HELD WITH COMPANY  DURING PAST 5 YEARS(2)
-------------------  ---  -----------------------------  ----------------------

Zindel Zelmanovitch*  52    President and Director        President of Company
                                                          and Freshstart Venture
                                                          Capital Corp.

Nathan G. Berney*     71    Secretary                     V.P. of
                                                          Commodities Trading
                                                          International Corp.

Jeanette Berney*      68    Treasurer and Director        Officer with Company

Mark Appel*           48    Director                      Executive Director of
                                                          The Chaps Group

Fredrick Schulman     46    Director                      Executive in Merchant
                                                          Banking and Investment
                                                          Banking

Charles Clarkson      52    Director elect                General Counsel and
                                                          Private Practice of
                                                          Law

David Niederman       48    Director elect                Executive Director of
                                                          United Jewish
                                                          Organization


Jacob Shayovitz       54     Director elect               President of Approved
                                                          Funding Corp.
----------------
* Interested Person.  See "Board Committees/Interested Persons" below.


(1) The address of each person in the table is c/o East Coast Venture Capital, Inc., 241 Fifth Avenue, Suite 302, New York, NY 10016-8703.
(2)   See biographies below.

      The term of each director expires at the time of the next annual meeting of stockholders. Each officer holds office at the pleasure of the Board of Directors.

      ZINDEL ZELMANOVITCH has been the President and a Director of the Company (including its predecessor) since 1986. Mr. Zelmanovitch has also been the President and a director and stockholder of Freshstart Venture Capital Corp., which company has been a licensed SSBIC since 1982 and is listed on Nasdaq. See "Conflicts of Interest" below. He has also been licensed as a Real Estate Broker by the New York State Department of State since 1976. Mr. Zelmanovitch is also the President and sole stockholder of Z. Zindel Corp. which company provided management services to the Company from July 1986 through the date of this Prospectus. Mr. Zelmanovitch is also a director, officer and principal stockholder of Veritas Financial Corp. ("Veritas"), the principal stockholder of the Company, which, commencing the date of this Prospectus, will perform management services to the Company. See "Management Agreement" below and "Principal Stockholders." Mr. Zelmanovitch had been the Secretary and Vice Chairman of the National Association of Investment Companies, the association for SSBICs, and currently is a director of such association. Mr. Zelmanovitch has also been a Vice President and Director of the Council of Jewish Organization of Flatbush since Fall 1996. He has also been a Board Member of Midwood Federal Credit Union since 1997. Mr. Zelmanovitch received an M.B.A. degree from C.W. Post Center of Long Island University in 1979.

      NATHAN G. BERNEY has been the Secretary of the Company since 1986 and was a Director of the Company from 1986 until May 1998. From 1986 to the present, Mr. Berney has been the Vice President of Commodities Trading International Corporation of Greenwich Connecticut and heads up the metals trading division. Mr. Berney is also a director and principal stockholder of Veritas. See "Management Agreement" below and "Principal Stockholders." Since 1992, Mr. Berney has been the President, sole director and sole stockholder of North Highview Investors, Inc. (Metal Division), a metal trading company. From 1952 through 1986 he was employed by Phillip Brothers, a Division of Phibro-Salomon, Inc. and held the senior position of Group Vice President. In this position he headed up the Secondary Metals Trading Department. Mr. Berney attended college at Lycee St. Charles in Marseilles, France, in 1946, and studied economics. He also attended City College of New York School of Social Research where he studied Business Law and Economics from 1953 to 1955. Jeanette Berney is the wife of Nathan G. Berney.

      JEANETTE BERNEY has been the Treasurer and a Director of the Company since 1986. Since 1992, Mrs. Berney has been the Executive Assistant to North Highview Investors, Inc. (Metal Division), a metal trading company. Mrs. Berney is also a director and officer of Veritas. See "Management Agreement" below. From 1980 to present, Mrs. Berney has been engaged as an investor in the trading of future contracts. From 1976 through 1978 she was a manager of the Port-a-Sign Company located in Rockland County, New York which company was engaged in leasing portable advertising signs. Between 1968 and 1978 she owned and operated Rapid Public Parking Inc., a company which owned and operated a parking garage in New York City. Mrs. Berney graduated from the Bais Yaakov Teachers Seminary of Brooklyn, New York in 1952 and also attended City College of New York and Rockland Community College. Nathan Berney is the husband of Jeanette Berney.

      MARK APPEL was elected Director of the Company in December 1999. Mr. Appel is also a Director of Veritas. See "Management Agreement" below. Mr. Appel is the founder and executive director of The Chaps Group Corporation ("Chaps"), a not-for-profit community based organization and provider of services to the developmentally delayed children, in the New York metropolitan area founded in 1985. In 1998, Mr. Appel developed and founded the Chaps Community Health network, a licensed Diagnostic and Treatment Center with a network of outpatient rehabilitation and medical clinics. In 1995, Mr. Appel was appointed by Mayor Rudoph Guiliani to the New York City Department of Mental Health Community Advisory Board. In 1996, Mayor Rudolph Guiliani appointed Mr. Appel to the Board of Directors of New York City Health and Hospital Corporation, where he serves as the Chairman of the Managed Care Committee. Mr. Appel received his B.A. in Special Education from Assembly College in 1972.

      FREDRICK SCHULMAN has been a Director of the Company since May 1998. Mr. Schulman is currently President and Chief Executive Officer of Morgan Kent Group, Inc., a merchant banking firm in New York, Our Foods Products Group, Inc., d/b/a Jardine's Foods, a specialty food manufacturer and marketer based in New York and Texas; and Crossroads Capital Corporation, a company based in New York that provides financial consulting services. From December 1996 through January 1998, Mr. Schulman was the Executive Vice President and Director of Investment Banking of RAS Securities Corp., an NASD and AMEX member firm, which he joined as a consultant in November 1994. From 1986 through 1994, Mr. Schulman held the position of President of the Pivko Group, Inc., an international investment firm which was a principal, syndicator and/or broker for real estate and commercial transactions. Mr. Schulman was President of Realty Funding Group (from 1983 to 1985), the real estate consultant to Equilease Corporation, a subsidiary of Allied Signal Corp. Mr. Schulman practiced law at the law firms of Bragar, Spiegel, Schulman, Rubin & Driggin (from 1980 to 1983) and Kahr, Spitzer & Howard (from 1978 to 1980). Mr. Schulman is a member of the New York bar and a licensed real estate broker with a J.D. degree from Boston College School of Law
(1977) and a B.A. from Clark University (1974).

      From September 1989 to July 1995 Mr. Schulman was the Executive Vice President and General Counsel of Durso Supermarkets, Inc. ("Durso"), a New York City supermarket chain. Durso was the subject of a leveraged buy-out in 1989, which acquisition included certain debt financing which was personally guaranteed by Mr. Schulman. Durso filed a bankruptcy petition under Chapter 11 in July 1992, was converted to a Chapter 7 liquidation in June 1996 and all the supermarkets locations were sold. In May 1995 Mr. Schulman filed for personal Chapter 7 bankruptcy as the lender proceeded against his guarantee. Following distribution of the assets of Durso, Mr. Schulman was personally discharged in December 1995.

      CHARLES CLARKSON has agreed to serve the Company as a director upon completion of this Offering, From July 1999 through the present, Mr. Clarkson has been in private practice as a sole practitioner. Mr. Clarkson had been Vice President, Secretary and Deputy Counsel of TLC Beatrice International Holdings, Inc. ("TLC Beatrice") from July 1996 through June 1999. From July 1994 to July 1996 he was Secretary and Counsel of TLC Beatrice. From April 1993 to July 1994, he was Assistant Secretary and Counsel of TLC Beatrice. From March 1993 through January 1994, he also served as a consultant to TLC Beatrice. From May 1990 through March 1993, Mr. Clarkson was on a leave of absence from TLC Beatrice. He was Assistant Secretary of TLC Beatrice from April 1990 to October 1990 and Secretary to TLC Beatrice from August 1987 to April 1990.

      DAVID NIEDERMAN has agreed to serve the Company as a director upon completion of this Offering. Mr. Niederman has been Executive Director of United Jewish Organization of Williamsburg, Brooklyn, since 1991 and a Founder and Executive Director of Rav Tov Committee, an organization that aids new immigrants, since 1973. Since 1975 he has been an Executive Vice President Rav Tov, an international rescue organization. Since 1993 Mr. Niederman has been a Director at Midwood Federal Credit Union. Mr. Niederman is a graduate of the United Talmudical Academy of Brooklyn, NY.


      JACOB SHAYOVITZ has agreed, subject to SBA approval, to serve the Company as a director upon completion of this Offering. Mr. Shayovitz has been the President of Approved Funding Corp., a licensed mortgage banker, since 1987. From 1987 to present, he has also been the President of Shayovitz Real Estate Corp., a company providing real estate brokerage, appraisal services and property management. Since 1996, he has been an instructor at the New York Real Estate Institute.


      The Company's Certificate of Incorporation provides that the SBA has the right to require the removal of officers and directors and to the appointment of the SBA or its designee as a receiver of the Company for the purpose of continuing to operate the Company upon the occurrence of certain events of default. See "Federal Regulation - Regulation Under the Small Business Investment Act of 1958."

REPRESENTATIVE'S RIGHT TO APPOINT DIRECTOR

      The Underwriting Agreement between the Company and the Representative provides that for three years after the completion of this Offering, the Representative will have the right, subject to SBA approval, to nominate one person to serve on the Company's Board of Directors. If the Representative does not exercise this right, it may appoint an advisor, who will be entitled to attend all meetings of the Board of Directors. To date, the Representative has not advised the Company as to whether it intends to exercise either right. See "Underwriting".

BOARD COMMITTEES/INTERESTED PERSONS

      The Board of Directors has appointed a Credit Committee comprised of Zindel Zelmanovitch, Jeannette Berney and Mark Appel. The Credit Committee reviews loan activities and delinquencies and provides recommendations to the Board of Directors.

      The Company has established a compensation committee and an audit committee. The compensation committee reviews executive salaries, administers any bonus, incentive compensation and stock option plans of the Company, including the Company's 1998 Stock Option Plan, and approves the salaries and other benefits of the executive officers of the Company. In addition, the compensation committee consults with the Company's management regarding pension and other benefit plans, and compensation policies and practices of the Company. The compensation committee currently consists of Zindel Zelmanovitch, Charles Clarkson and David Niederman.


      The audit committee reviews the professional services provided by the Company's independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company's system of internal accounting controls. The audit committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The audit committee currently consists of Jacob Shayovitz, Charles Clarkson and David Niederman.

      The 1940 Act requires that a majority of the directors of a Business Development Company, which the Company intends to elect to become, not be "interested persons", as defined in the 1940 Act. Frederick Schulman, Charles Clarkson, Jacob Shayovitz and David Niederman, who constitute a majority of the Board of Directors, are not "interested persons."


MANAGEMENT AGREEMENT

      Commencing on the date of this Prospectus, management services, personnel, administrative services, and facilities (other than office furniture and equipment, capital or computer equipment and legal and accounting services) will be provided to the Company by Veritas, a principal stockholder of the Company, pursuant to a Management Agreement between Veritas and the Company. The address of Veritas is c/o East Coast Venture Capital, Inc., 241 Fifth Avenue, Suite 302, New York, NY 10016-8703. Mr. Zelmanovitch, Mr. Berney, Mrs. Berney and Mr. Appel are all officers, directors and/or shareholders of Veritas. See "Principal Stockholders." The Management Agreement is renewable for successive one year terms and provides for the payment of an annual management fee of $300,000. The Management Agreement further provides for Veritas to be indemnified for damages or injuries arising from the carrying out of Veritas duties under the Management Agreement, except if prohibited by public policy or if arising from a breach by Veritas of its fiduciary duties to the Company. Prior to the date of this Prospectus, such services were provided by Z. Zindel Corp., a company wholly-owned by Mr. Zelmanovitch. Pursuant to that agreement, the Company is contingently liable to Z. Zindel Corp. for $84,000 in management fees as of October 31, 1999. See Note 9 to Financial Statements. The Company has agreed to repay such fees one year from the date of this Prospectus. See "Certain Relationships and Related Party Transactions."

INDEMNIFICATION

      Section 145 of the Delaware General Corporation Law (the "GCL") empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of the performance of their duties as directors and officers. The GCL provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of stockholders or otherwise.

      Article Ninth of the Company's Certificate of Incorporation eliminates, subject to Section 314 of the 1958 Act, the personal liability of directors to the fullest extent permitted by Section 102 of the GCL. Article Tenth provides, subject to the SBA's required standard of care, for indemnification of all persons whom it shall have the power to indemnify pursuant to Section 145 of the GCL.

      The effect of the foregoing is to require the Company to the extent permitted by law to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

      The Company does not currently have any liability insurance coverage for its officers and directors.

EXECUTIVE COMPENSATION

      None of the Company's directors receives compensation for services. The following table sets forth the cash compensation (consisting entirely of salary) paid (or accrued for) by the Company to its President, the only executive officer whose aggregate remuneration exceeded $100,000 in each of the three Company's fiscal years ended July 31, 1999, 1998 and 1997:

------------------------------------------------------------------------------------------------------------

                           Summary Compensation Table
------------------------------------------------------------------------------------------------------------
                    Annual Compensation             Long Term Compensation
------------------------------------------------------------------------------------------------------------
Name and     Fiscal Year                   Other Annual
Principal        End        Salary   Bonus  Compensation   Awards               Payouts
Position
------------------------------------------------------------------------------------------------------------
                                                         Restricted
                                                         Stock        Options/   LTIP           All Other
                                                         Awards       LSARS      Payouts        Compensation
------------------------------------------------------------------------------------------------------------
Zindel            1999     $144,000
Zelmanovitch,
President(1)
------------------------------------------------------------------------------------------------------------
                  1998     $144,000
------------------------------------------------------------------------------------------------------------
                  1997     $108,000
------------------------------------------------------------------------------------------------------------

-----------------
(1) The salaries indicated in the table were paid directly to Z. Zindel Corp., a company wholly-owned by Mr. Zelmanovitch, pursuant to a management agreement which terminated on the date of this Prospectus See "Management Agreement" above and "Certain Relationships and Related Transactions".

STOCK OPTION PLAN

      For the purpose of providing employees who have substantial responsibility for the management of the Company and directors of the Company with additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company and to reward outstanding performance and to attract and retain executive personnel of outstanding ability, in June 1998 the Board of Directors authorized, and in June 1998 the shareholders of the Company approved, the 1998 Stock Option Plan (the "Stock Option Plan"). Under the Stock Option Plan, options intended to qualify as "incentive stock options" under Section 422 of the Code ("Qualified Options"), options not intended to so qualify, stock appreciation rights ("SARs") and shares of restricted Common Stock may be granted or issued. The following is a summary of the material terms of the Stock Option Plan.

      The total number of shares of Common Stock which are reserved pursuant to the Stock Option Plan is 1,000,000, of which 300,000 are available for non-employee directors and 700,000 shares are available for key employees ("Eligible Employees"). At the date of this Prospectus, no options, SARs, or restricted Common Stock have been granted under the Stock Option Plan. The Compensation Committee of the Board of Directors, in its discretion, will determine the employees who are eligible to participate in the Stock Option Plan and the number of shares, if any, on which options are to be granted, the SARs, if any, to be granted with respect to such options and the shares of restricted Common Stock, if any, to be issued, to Eligible Employees. Pursuant to the terms of the Underwriting Agreement, the Company may not grant more than 400,000 options during the 24 month period following the date of this Prospectus (none of which may be granted below the initial public offering price of the Units sold hereby), without the prior written consent of the Representative.

      Qualified Options granted to Eligible Employees under the Stock Option Plan will be exercisable at a price equal to the market value of the shares at the time the Qualified Option is granted except with respect to options granted to any employee who is a holder of more than 10% of the total combined voting power of all classes of stock of the Company outstanding, in which case the exercise price may not be less than 110% of the then current market value. If the aggregate market value (determined at the time the Qualified Option is granted) of the shares exercisable for the first time by any grantee during any calendar year exceeds $100,000, such excess shares may not be treated as a Qualified Option. No Qualified Option may be exercised more than 10 years after the date on which it is granted, except that such period may not exceed five years in the case of an option granted to any employee who is a holder of more than 10% of the total combined voting power of all classes of stock of the Company.

      Options not intended to qualify as "incentive stock options" under the Code may be granted to Eligible Employees under the Stock Option Plan and shall have such exercise prices (but not less than 85% of the market value on the date of grant) and such other terms and conditions as the Compensation committee may determine in its discretion, subject to the requirements of the 1940 Act.

      Options granted under the Stock Option Plan will not be transferable other than by the laws of descent and distribution and during the grantee's life may be exercised only by such grantee. All rights to exercise options will terminate upon termination for cause of the holder's employment or directorship.

      Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or, in the case of Eligible Employees and in the discretion of the Compensation Committee, by tendering certain qualifying unrestricted shares of Common Stock or a combination of cash and such shares. At the discretion of the Compensation Committee, SARs may be granted in connection with the grant to an Eligible Employee of any Option under the Stock Option Plan. An SAR will entitle the holder of the related option to surrender such option, or any portion thereof to the extent unexercised, and receive payment in an amount determined by multiplying the excess of the market value of the Common Stock on the date of exercise of such SAR over the exercise price of the related option and the number of shares of Common Stock as to which such SAR is exercised. Payment of the amount due upon the exercise of an SAR may be made, at the discretion of the Compensation Committee, in shares of Common Stock having a market value on the date preceding the date the SAR is exercised equal to such payment or in cash.

      The Stock Option Plan also provides that shares of restricted Common Stock may be granted to Eligible Employees on such terms and in such amounts as the Compensation Committee determines. Such shares of Common Stock will be issued under a written agreement which will contain restrictions on transfers thereof as may be required by law and as the Compensation Committee may determine in its discretion.

      The Stock Option Plan will terminate when there have been granted shares of Common Stock and options on the total number of shares authorized by the Stock Option Plan or by action of the Board of Directors, but in no event later than June 1, 2008. The authorized number of shares may be increased, and the Stock Option Plan's date of termination may be extended, only by shareholder action.

      The number of stock options that may be granted by the Company under the Stock Option Plan is limited under the 1940 Act to 25% of the number of outstanding shares of the Common Stock less the number of outstanding Warrants and any other warrants, options or right to purchase shares of Common Stock. If, however, the shares underlying options granted to directors, officers and employees exceed 15% of outstanding shares of Common Stock of the Company, the 25% limitation is reduced to 20%. Under the 1940 Act, any options granted to directors, who are neither officers or employees, require the approval of the SEC.

CONFLICTS OF INTEREST

      The Board of Directors of the Company has adopted policies governing potential conflicts of interest between the Company and its directors and officers. Together, these policies comprise the Company's "Code of Ethics" as required under the 1940 Act.

      These policies generally provide that no officer, director or employee of the Company will make any loan which might be deemed to be appropriate for the Company, unless such transaction is approved by a majority of directors of the Company who are not "interested persons" of the Company within the meaning of the 1940 Act and who have no financial or other material interest in the transaction. In reviewing any such transaction, the directors will examine, among other factors, whether the transaction would deprive the Company of an opportunity or whether it would otherwise conflict with the best interests of the Company and its shareholders.

      Zindel Zelmanovitch, President and a director of the Company, is also President and a director of FreshStart Venture Capital Corp. ("Freshstart"), an SSBIC. Freshstart is in the business of financing small businesses, including, but not limited to, the operation and ownership of taxicabs. Any conflicts of interest that arise with respect to the foregoing will be resolved in accordance with the Company's Code of Ethics. Conflicts may also arise as to the allocation of Mr. Zelmanovitch's time. The Company's Board of Directors believes Mr. Zelmanovitch has and will continue to be able to allocate such time as is required for the Company's operations.

      The Company, Freshstart and Mr. Zelmanovitch have agreed that, subject to receiving an exemptive order from the SEC permitting the Company and Freshstart to co-invest in the same portfolio companies, if Mr. Zelmanovitch receives a loan or other investment opportunity, he will present it to both the Company and Freshstart, each of which shall have the right to participate equally in such opportunity or in such lesser amount as determined by its board of directors or investment committee, as the case may be, provided that no such loan or other investment will exceed 20% of the Company's capital. The Company requested such exemptive relief in November 1999. However, the Company is not currently pursuing such relief.


      The Company's Board of Directors, acting pursuant to Section 57 of the 1940 Act, has determined that the agreement with Freshstart and Mr. Zelmanovitch described above is reasonable and fair to its stockholders and does not involve overreaching, and is consistent with the interests of its stockholders and the fundamental and other policies of the Company described elsewhere in this Prospectus. Further, each loan or other investment will be subject to review by, and will require the approval of, a majority of the disinterested directors, and the board will record in the minutes of its meetings and preserve in its records as required by the 1940 Act, a description of each loan or other investment made pursuant to this agreement, their findings and the information and other materials upon which such findings were made and the basis therefor.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Prior to the date of this Prospectus, all management services were provided to the Company by Z. Zindel Corp., a company wholly-owned and controlled by Zindel Zelmanovitch, the President and a director of the Company pursuant to a Management Agreement between Z. Zindel Corp. and the Company. Commencing on the date of this Prospectus, all management services will be provided by Veritas, a principal stockholder of the Company. Mr. Zelmanovitch, Mr. Berney, Mrs. Berney and Mr. Appel are all officers, directors and/or shareholders of Veritas. Pursuant to the agreement with Z. Zindel Corp., the Company is contingently liable for $84,000 in management fees as of October 31, 1999. The Company has agreed to repay such fees one year from the date of this Prospectus. See "Management - Management Agreement" and "Principal Stockholders."

      Mr. Zelmanovitch is also an officer and director of Freshstart, an SSBIC. See "Management - Conflicts of Interest."

      All future transactions between the Company and officers, directors and 5% shareholders will be on terms no less favorable than could be obtained from independent third parties and will be subject to review and approval by a majority of the independent, disinterested directors of the Company.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock, as of the date of this Prospectus, of (i) each person who is known to the Company to beneficially own 5% or more of the Company's outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all executive officers and directors of the Company as a group. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of                     Number of Shares       Percentage Ownership    Percentage Ownership
Beneficial Owner            Beneficially Owned(1)  Prior to the Offering   After the Offering*
----------------           ---------------------   ---------------------   -------------------

Veritas Financial Corp.(2)     3,705,133                 64.99%               56.21%
Zindel Zelmanovitch(2)(5)      3,705,133(3)              64.99%               56.21%
Nathan Berney(2)               3,705,133(3)              64.99%               56.21%
Jeannette Berney(2)            3,705,133(3)              64.99%               56.21%
Frederick Schulman(4)             ------                  -----                -----
Michael Moskowitz(5)             288,260                  5.06%                4.37%
Mark Appel(6)                    445,073                  7.81%                6.75%
The Chaps Group Corporation(6) 1,181,360                 20.72%               17.92%
Charles Clarkson(2)               ------                  -----                -----
David Niederman(2)                ------                  -----                -----
Jacob Shayovitz(2)                ------                  -----                -----
Officers and  Directors
   as a group (5 persons)      5,331,566(7)              93.51%                  81%


* Based upon 5,701,545 shares of Common Stock outstanding prior to the Offering and 6,591,545 shares of Common Stock outstanding after the Offering, which amounts do not include the exercise of the Over-Allotment Option or any warrants or options.

(1) Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Generally, a person is deemed to be the beneficial owner of a security if he has the right to acquire voting or investment power within 60 days.

(2) The address for Veritas Financial Corp., a Delaware corporation ("Veritas") and each of the named persons is c/o East Coast Venture
      Capital, Inc., 241 Fifth Avenue, Suite 302, New York, NY 10016. See "Management."

(3) Includes 3,705,133 shares of Common Stock beneficially owned by Veritas. Mr. Zelmanovitch, Mr. Berney, Mrs. Berney and Mark Appel are all directors of Veritas. Mr. Zelmanovitch owns 2,634,723 shares of Veritas representing 31.74% of the outstanding common stock of Veritas (which would indirectly represent 1,176,009 shares of the Company or 20.63% (17.84% after the Offering)). Mr. Berney owns 922,089 shares of Veritas through the North Highview Investors, Inc. Profit Sharing Plan (the "North Highview Plan"), representing 11.11% of the outstanding common stock of Veritas (which would indirectly represent 411,640 shares of the Company or 7.72% (6.24% after the Offering)). Mrs. Berney owns 210,000 shares of Veritas representing 2.53% of Veritas (which would indirectly represent 93,740 shares of the Company or 1.64% (1.42% after the Offering). Mrs. Berney disclaims beneficial ownership of the shares owned by the North Highview Plan. Each of Mr. Zelmanovitch, Mr. Berney and Mrs. Berney disclaim any beneficial ownership of the shares owned by each other or any other outstanding shares of Veritas (including shares of their respective members of their immediate families). See "Management."

(4) The address for this individual is 75 Long Hill Road East, Briarcliff Manor, NY 10510. Mr. Schulman disclaims any beneficial ownership o the shares underlying the options granted to RAS. See "Description of Securities - Prior Financing."

(5) The address for this individual is c/o East Coast Venture Capital, Inc., 241 Fifth Avenue, Suite 302, New York, New York 10016. Represents his indirect ownership in the Company through his 7.78% ownership in Veritas. Mr. Moskowitz is the brother-in-law of Mr. Zelmanovitch.

(6) The address for these shareholders are 1894 Flatbush Avenue, Brooklyn, NY 11210. The Chaps Group Corporation ("Chaps") is a not-for-profit corporation. Mark Appel is a member of the Board of Directors of Chaps.

(7)   Includes shares owned by Veritas, Mark Appel and Chaps.

      Investors in this Offering should be aware that Veritas will own a majority of the issued and outstanding shares of Common Stock after the offering. This will enable Veritas to vote in favor of all matters requiring majority vote under Delaware law. Thus, shareholder rights of investors are diminished due to the control of Veritas.

                               FEDERAL REGULATION

REGULATIONS UNDER THE SMALL BUSINESS INVESTMENT ACT OF  1958

      As the holder of a license from the SBA to operate as an SSBIC, the Company may be eligible for certain financing from the SBA on favorable terms as described above under the heading "Business-Specialized Small Business Investment Companies," but is subject to certain restrictions and requirements under the 1958 Act and SBA regulations thereunder. On January 31, 1996, the SBA promulgated a final rule revising the SBA regulations governing the small business investment company program. These restrictions and requirements include, but are not limited to, the following:

       (i) The interest rate charged by an SSBIC on loans to a small business is governed by applicable state laws and by the SBIA regulations. Under the SBIA rules, the interest rate may not exceed the higher of (i) 19% and (ii) the sum of (a) the higher of (I) the licensee's weighted average cost of funds or (II) the current SBA debenture rate, plus (b) 11%, rounded off to the next lower eighth of one percent.

      (ii) Without prior SBA approval, the aggregate commitments by an SSBIC to any single small business enterprise may not exceed 30% of the private capital of the SSBIC.

      (iii) Management and advisory services must be performed by an SSBIC in accordance with a written contract and certain record-keeping requirements must be satisfied.

      (iv) In general, the minimum term of an SSBIC loan to a small business is four years and the maximum term may not exceed 20 years.

      (v) Prior written consent of the SBA is required in the event of any proposed transfer of control of an SSBIC and any proposed transfer of 10% or more of any class of an SSBIC's stock ownership by any person or group of persons acting in concert owning 10% or more of any class of an SSBIC's stock or the issuance of 10% or more of any class of an SSBIC's stock.

      (vi) Limitations are imposed on the ability of the officers, directors, managers or 10% stockholders of an SSBIC to become an officer, director, manager or 10% stockholder of another SSBIC.

      (vii) Prior written consent of the SBA is required in the event of a merger, consolidation or reorganization of an SSBIC.

      (viii) The funds of an SSBIC that are not invested in small businesses must be invested in certain short-term instruments such as Federal Government securities or certificates of deposit or placed on deposit with a Federally insured financial institution.

      Corporate SSBIC's issuing debentures after April 25, 1994 are required to amend their articles of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designee as a receiver of the SSBIC for the purpose of continuing to operate the company upon the occurrence of certain events of default. The regulations divide the events of default into three categories.

      The first category consist of three events that automatically accelerate all outstanding debentures without notice or demand to the SSBIC, and allow the SBA to apply for receivership of the SSBIC without the SSBIC's objection. The events are insolvency, a voluntary assignment for the benefit of creditors, and the filing of a voluntary or involuntary petition for relief under the Bankruptcy Code.

      Under the second category, upon written notice, the SBA may demand immediate repayment or redemption of all outstanding debentures or take any other action permitted under the 1958 Act, specifically including institution of proceedings for the appointment of the SBA or its designees as a receiver of the SSBIC. Nine violations are included in this category, and no opportunities to cure the default are afforded the SSBIC. This category of violations includes: fraud; fraudulent transfers; willful conflicts of interest; willful non-compliance with one or more of the substantive provisions of the 1958 Act or of a substantive regulation; repeated events of default; transfer of control; non-cooperation with remedial steps that the SBA may prescribe; non-notification of events of default; and non-notification of events of default to others. For the first six violations listed above the SSBIC will have consented to the SBA's right to require the SSBIC to replace officers or directors, with persons approved by the SBA, and the SBA's appointment as receiver for the purpose of continuing operations.

      Under the third category, which includes nine violations, the SBA affords the SSBIC the opportunity to cure its violations. If the SSBIC fails to cure to the SBA's satisfaction, the SBA may declare the SSBIC's entire indebtedness evidenced by the debentures to be immediately due and payable. The violations in this category include: excessive compensation; improper distributions; failure to make a timely payment of an SBA obligation; failure to maintain minimum regulatory capital; capital impairment; failure to pay any amount when due on any obligation greater than $100,000; nonperformance or violation of the terms and conditions of any note, debenture, or other obligation of the SSBIC issued to, held or guaranteed by the SBA, or of any agreement with, or conditions imposed by, the SBA; failure to comply with one or more of the substantive provisions of the 1958 Act or regulations thereunder; and failure to maintain certain investment ratios for leverage in excess of 300% of Leverageable Capital. For the first three violations listed above, if an SSBIC fails to cure such violations, the SBA can require the removal of officers and directors and/or the appointment of its designee as receiver of the SSBIC.

      In addition, if an SSBIC repeatedly fails to comply with one or more "non-substantive" provisions of the 1958 Act or the regulations thereunder, the SBA, after written notification and until such condition is cured, may deny additional leverage to such SSBIC and /or require such SSBIC to take such actions as the SBA may determine to be appropriate under the circumstances. If the SBA requires the licensee to bring itself into full compliance and it fails to do so, the SBA may accelerate its leverage and take other remedies, including a receivership.

      As with debentures, corporate SSBICs issuing preferred stock after April 25, 1994 are required to amend their articles of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designees as receiver of the SSBIC for the purpose of continuing to operate the Company upon the occurrence of certain events of default. The regulations divide the events of default into four categories.

      The first category consists of six events, the occurrence of any of which will permit the SBA, upon notice to the SSBIC, to require the SSBIC to replace, with individuals approved by the SBA, one or more of its officers and /or directors. In addition the SBA can apply for the institution of an operating receivership, with the SBA or its designee as receiver. The events are: equitable or legal insolvency, or a capital impairment percentage of 100% or more which capital impairment is not cured within the time limits set by the SBA in writing; a voluntary assignment for the benefit of creditors; the filing of a voluntary or involuntary petition for relief under the bankruptcy code; transfer of control; fraud; and fraudulent transfers.

      The second category consists of willful conflicts of interest; willful or repeated non-compliance with one or more of the substantive provisions of the 1958 Act or any substantive regulation promulgated thereunder; and failure to comply with a restriction imposed on the SSBIC pursuant to the third category. Upon the occurrence of any such event, and only if the SSBIC fails to remove the person(s) the SBA identifies as responsible for such occurrence and/or cure such occurrence to the SBA's satisfaction within a time period determined by the SBA, upon written notice, the SBA may replace one or more of the SSBIC's officers and/or directors or obtain the appointment of the SBA or its designee as receiver of the SSBIC.

      The third category lists eleven events, the occurrence of any of which will allow the SBA, on written notice to the SSBIC, to prohibit the SSBIC from making any additional investments except for investments pursuant to legally binding commitments entered into by the SSBIC prior to such notice and, subject to the SBA's prior written approval, investments that are necessary to protect the SSBIC's investment; to prohibit distributions by the SSBIC to any party other than the SBA, its agent or trustee, until all leverage is redeemed and amounts due are paid; to require all commitments to the SSBIC to be funded at the earliest time(s) permitted in accordance with the SSBIC's articles; and to review and redetermine the SSBIC's approval management compensation. This category of events included the occurrence of any events listed in the first two categories; the SSBIC's failure to maintain its minimum regulatory capital; capital or liquidity impairment and failure to cure the impairment within time limits set by the SBA in writing; improper distributions; excessive compensation; failure to pay any amounts due under preferred securities, unless otherwise permitted by the SBA; noncompliance with one or more of the substantive provisions of the 1958 Act, or any substantive regulation promulgated thereunder; failure to maintain diversity between management and ownership, if applicable to such SSBIC; failure to maintain investment ratios for leverage in excess of 300% of Leverageable Capital or preferred securities in excess of 100% of Leverageable Capital, if applicable to such SSBIC, as of the end of each fiscal year; nonperformance of one or more of the terms and conditions of any preferred security or of any agreement with or conditions imposed by the SBA in its administration of the 1958 Act and the regulations promulgated thereunder; and failure to take appropriate steps to accomplish such actions as the SBA may have required for repeated non-substantive violations of the 1958 Act or the regulations promulgated thereunder.

      Under the fourth category if an SSBIC repeatedly fails to comply with any one or more of the non-substantive provisions of the 1958 Act or any non-substantive regulation promulgated thereunder, the SBA, after written notification to the SSBIC and until such condition is cured to the SBA's satisfaction, can deny additional leverage to such SSBIC and /or require such SSBIC to take such actions as the SBA may determine to be appropriate under the circumstances.

      An SBIC must conduct active operations. A licensee is inactive if at the close of its fiscal year it has more than 25% of its assets in idle funds and it has failed to provide financings aggregating 25% of the average amount of its idle funds during the previous 18 months.

      As part of the regulatory framework, SSBICs are subject to examinations by SBA agents at least bi-annually and are required to pay examination fees and maintain certain records, files, internal control programs and reports. Moreover, the SBA is authorized to suspend an SSBIC's license, issue cease and desist orders, remove officers and directors of an SSBIC, subpoena witnesses and records, apply for injunctions to the appropriate district court, and apply for further acts of enforcement to the appropriate U.S. Circuit Court of Appeals.

      An SSBIC may not provide funds to a small business concern if that concern is not engaged in a regular and continuous business operation.

      The foregoing summary of certain requirements under the 1958 Act and regulations thereunder does not purport to be complete and investors are urged to consult the 1958 Act and regulations thereunder for more detailed information. See below under the heading "Tax Considerations" for a discussion of the taxation of SSBICs.

COMMUNITY REINVESTMENT ACT

      The Community Reinvestment Act of 1977 ("CRA") requires the Comptroller of the Currency, the Federal Deposit Insurance Corporation, the Federal Reserve Board and the Office of Thrift Supervision to use their authority when examining financial institutions to encourage such institutions to help meet the credit needs of the local communities in which they are chartered and do business. Specifically, this Act requires each of these federal regulators to assess the institution's record of meeting the credit needs of its entire community, including low- and moderate-income neighborhoods, consistent with the safe and sound operation of the institution, and to take such record into account in its evaluation of an application for a merger, acquisition, or deposit facility by such institution. Financial institutions covered by the CRA include banks, thrifts and savings and loans.

      In assessing CRA, agencies review an institution's performance to produce an overall composite rating based upon three major elements: lending, service and investing. Agencies assign a rating for an institution under the lending, investment, and service tests which then are combined to produce an overall rating under CRA.

      The investment test evaluates the degree to which a bank is helping to meet the credit needs of its service area(s) through qualified investments. "Qualified investments" include, but are not limited to, organizations promoting small businesses, including SBICs and SSBICs. An agency will evaluate the investment performance of an institution based upon several factors: the dollar amount of qualified investments that directly address credit needs; the use of innovative or complex qualified investments to support community development initiatives; and the degree of responsiveness to credit and community economic development needs. The overall CRA rating of a bank, thrift or savings and loan may be positively affected as a consequence of equity investments in an SSBIC.

      FOR A DISCUSSION REGARDING REGULATION AS A BUSINESS DEVELOPMENT COMPANY UNDER THE 1940 ACT, SEE "BUSINESS - REGULATION AS A BUSINESS DEVELOPMENT COMPANY."

                               TAX CONSIDERATIONS

GENERAL

      The following discussion is based on the currently existing provisions of the Internal Revenue Code of 1986, as amended (the "Code") and the currently existing regulations thereunder. No assurance can be given that future legislation or administrative changes or court decisions will not significantly modify the statements expressed herein. The following discussion is only a general summary of some of the federal tax principles applicable to the Company and to an investment in the Company's Securities, and does not purport to be a complete description of the tax considerations applicable to such investment. Prospective investors should consult their own tax advisers with respect to the tax considerations which pertain to their purchase and ownership of the Company's Securities.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

      The Company intends to qualify as a RIC under the Code. To so qualify, the Company must, among other things: (a) either (1) at all times during the taxable year (A) be registered under the 1940 Act as a management company or unit investment trust or (B) have in effect an election under the 1940 Act to be treated as a Business Development Company; or (2) be a common trust fund or similar fund excluded from the definition of "investment company" under the 1940 Act that is not a "common trust fund" under Code section 584(a); (b) make an election to be treated as a RIC; (c) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Company's business of investing in stocks, securities or currencies; and (d) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Company's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Company's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Company's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or of any two or more issuers that the Company controls and that are determined to be engaged in the same business or similar or related businesses.

      The Company elected to become a Business Development Company in October 1998. Consequently, because the Company will not have been a Business Development Company for its entire taxable year ending July 31, 1999, the Company will be unable to qualify as a RIC for such year. Thus, for such taxable year, the Company will be subject to federal income tax on its taxable income at a maximum rate of 35%, and distributions to holders of Shares during such year will be taxable as dividends (i.e., ordinary income) to the extent of the Company's current and accumulated earnings and profits.

ELIGIBILITY FOR RIC TAX TREATMENT

      Once the Company qualifies as a RIC, the Company and holders of Shares will be eligible for special treatment under the Code ("RIC Tax Treatment") for a taxable year only if certain additional requirements are met.

      First, the Company must distribute to its shareholders at least 90% of its "investment company taxable income" in such taxable year. Investment company taxable income includes dividends, interest and net short-term capital gains in excess of net long-term capital losses, but does not include net long-term capital gains in excess of net short-term capital losses. If the Company acquires debt obligations that were originally issued at a discount, or that bear interest rates that do not call for payment at fixed rates (or certain "qualified variable rates") at regular intervals over the life of the obligation, it will be required to include as interest income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by the Company, and to make distributions accordingly. In addition, if the Company is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Company's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends), or (b) the date the Company acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Company may be required to pay dividends based on anticipated earnings.

      The Company intends to satisfy the 90% distribution requirement in each taxable year, and distribute to its shareholders substantially all of its investment company taxable income, commencing with its taxable year ending July 31, 2000. It may be necessary for the Company to borrow money or liquidate assets in order to make such distributions. However, applicable law, loan documents and contracts may prevent the Company from meeting the distribution requirements. For example, under the SBA Regulations and the terms of the SBA Debentures, the Company may not make distributions to shareholders except out of retained earnings. Retained earnings result from interest and dividend income, less net unrealized depreciation on loans and investments. However, the Code, unlike the SBA Regulations, does not permit the Company to deduct from investment company taxable income the amount of unrealized depreciation on loans and investments. Thus, circumstances may arise in which the SBA Regulations prevent the Company from complying with the 90% distribution requirement necessary for RIC Tax Treatment. In addition, the Company may at any time change its income distribution policy without shareholder consent, which may prevent the Company from meeting the distribution requirements and qualifying for RIC Tax Treatment. See "Dividends."

      Second, the Company must at the end of such taxable year have no earnings and profits accumulated in any year during which the Company either was not a RIC or otherwise failed to qualify for RIC Tax Treatment.

      The Company will not be a RIC for its taxable year ending July 31, 1999. Consequently, in order to qualify for RIC Tax Treatment, the Company may not at the end of any subsequent taxable year have any earnings and profits accumulated in the Company's taxable year ending July 31, 1999. The Company may therefore need to make distributions of such accumulated earnings and profits in order to qualify for RIC Tax Treatment. The Company intends to eliminate any such accumulated earnings and profits in order to qualify for RIC Tax Treatment effective with its taxable year ending July 31, 2000; however, as discussed above, restrictions on the Company's ability to make distributions or a change in the Company's income distribution policy may prevent the Company from eliminating such earnings and profits, in which case the Company will not qualify for RIC Tax Treatment.

      In summary, the Company intends to meet the requirements for qualification as a RIC and for RIC Tax Treatment and elect to be treated as a RIC starting with its taxable year ending July 31, 2000, but there is no guarantee that it will so qualify for such year or any subsequent taxable year. If the Company fails to qualify for RIC Tax Treatment or otherwise fails to qualify as a RIC in any taxable year, the Company will be subject to tax in such year on all of its taxable income, whether or not the Company makes any distributions to its shareholders. In addition, all distributions to shareholders, including holders of Shares, will be treated as dividends, taxable at ordinary income rates, to the extent of the Company's current and accumulated earnings and profits. Unless otherwise indicated, the following section of this discussion assumes the Company will be a RIC and qualify for RIC Tax Treatment.

SPECIAL  PROVISIONS  OF THE CODE  APPLICABLE  TO SSBICS  AND  SHAREHOLDERS  OF
SSBICS

      The Company and its shareholders may qualify for the following tax benefits which are ordinarily not available to corporations not licensed as SSBICs and their shareholders:

      Under Section 1243 of the Code, the Company will be entitled to ordinary rather than capital loss treatment for losses sustained with respect to stock derived from convertible debentures of small business corporations. Because the Company does not presently intend to purchase convertible debentures, however, this potential benefit is not likely to be of practical significance to investors.

      Under Section 582 of the Code, the Company will be entitled to ordinary rather than capital loss treatment for losses sustained with respect to debt instruments.

      Under Section 1242 of the Code, except for a short sale of stock, the Company's shareholders will be entitled to take an ordinary rather than a capital loss deduction on losses resulting from the worthlessness or the sale or exchange of the Company's Common Stock.

OTHER POTENTIALLY APPLICABLE CODE PROVISIONS

      (a)  Pass-Through of Itemized Deductions

      Pursuant to Code Section 67(a), the miscellaneous itemized deductions of an individual taxpayer will only be allowed as a deduction to the extent that such miscellaneous itemized deductions exceed two (2%) percent of the taxpayer's adjusted gross income (generally, gross income less trade or business expenses).
Section 67(c) of the Code provides that, pursuant to Treasury Regulations, the limit on such itemized deductions will, to a certain extent, apply to a shareholder of regulated investment companies as if the shareholder had earned his share of the Company's income and incurred his share of the expenses of the Company directly. The 2% floor on itemized deductions does not apply to a "publicly-offered RIC". A "publicly offered RIC" means a RIC the shares of which are continuously offered pursuant to a public offering, regularly traded on an established securities market or held by no fewer than 500 persons at all times during the taxable year. If the Company does not qualify as a publicly-offered RIC, the 2% floor on itemized deductions will apply to shareholders of the Company with respect to Company expenses. As a result, each shareholder would be treated, pursuant to applicable Treasury Regulations, as including both an amount of income and an expense, that must be claimed subject to the above described limitations, equal to a portion of the Company's expenses. The impact of this provision upon a shareholder of the Company, if it were to apply, depends not only upon his share of the Company's income and expenses but also depends upon the shareholder's income and expenses from other sources. Each shareholder should consult his own tax advisor regarding the potential application of Code Section 67 and other provisions of the Code that limit the deduction of itemized deductions by individuals.

      (b) Deferral of Capital Gains

      Under Code Section 1044, C corporations and individuals (not estates, trust, partnerships or S corporations) may elect to defer recognition of capital gain realized on the sale of publicly traded securities if the taxpayers use the sales proceeds within 60 days to purchase common stock or a partnership interest in an SSBIC. The amount of gain an individual may elect to roll over for a tax year is limited to the lesser of (1) $50,000, or (2) $500,000 reduced by any gain previously excluded under this provision for all preceding taxable years ($25,000 and $250,000, respectively, for married individuals filling separately). For C corporations, the annual and cumulative limits are increased to $250,000 and $1 million, respectively. To the extent that sales proceeds exceed the cost of the SSBIC common stock or partnership interest, gain must be currently recognized. Recognition of ordinary gain may not be deferred. This election is made by a shareholder on Schedule D to his Form 1040 Federal income tax return for the year in which the securities are sold.

      For purposes of Section 1044 of the Code, the term "publicly traded securities" means securities which are traded on an established securities market. The taxpayer's basis in the SSBIC stock or partnership interest is reduced, by the amount of any unrecognized gain on the sale of the securities.

      Each investor before making an investment should consult with his own accountant or tax advisor as to the potential application of the tax benefits available under Code Section 1044. Each shareholder should note that his holding period for the Company's Common Stock begins upon the purchase of the Common Stock with no inclusion in such holding period for the time he held the publicly-traded securities. If a shareholder sells the Common Stock and realizes a gain or loss upon such sale, such gain or loss will be a long-term capital gain or loss, if the shareholder held such Common Stock for more than one year.

      (c)  Exclusion for Gain from Sale of Small Business Stock

      To encourage investment in new ventures and SSBICs, such as the Company, Code Section 1202 grants relief to investors who risk their funds in these businesses. Non-corporate investors may exclude up to 50% of the gain they realize on the disposition of qualified small business stock issued after August 10,1993, and held for more than five (5) years. The amount of gain eligible for the 50% exclusion is subject to per issuer limits. The exclusion is available to taxpayers who own eligible stock for five years in a qualified corporation that actively conducts a qualified trade or business and that meets a maximum gross assets test. SSBICs which qualify for Code Section 1202 treatment at the time of the taxpayer's investment are also exempt from certain line of business limitations.

      However, if an individual utilizes Code Section 1044 to defer recognition of capital gain on the sale of publicly traded securities and then invests those funds in qualified small business stock, the deferred gain would not be eligible for the 50% exclusion, although the appreciation occurring after the purchase of the qualified small business stock would be eligible for such 50% exclusion.

TAXATION OF THE COMPANY AND ITS SHAREHOLDERS

Generally

      As a RIC qualifying for RIC Tax Treatment, the Company generally will not be subject to U.S. federal income tax on its investment company taxable income.

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

However, the Company will be subject to tax on its income and gains, to the extent that it does not distribute to its shareholders an amount equal to such income and gains.

      The Company also will not be subject to U.S. federal income tax on its net long-term capital gains in excess of net short-term capital losses that it distributes to its shareholders. Certain capital transactions of the Company occurring after October 31 of any taxable year are for purposes of these rules treated as having occurred on the first day of the following taxable year. If the Company retains for reinvestment or otherwise an amount of such excess net long-term capital gains it will be subject to a tax of 35% on the amount retained. The Company will determine whether to distribute any net long-term capital gains in excess of net short-term capital losses. The Company expects to designate amounts retained, if any, as undistributed capital gains in a notice to stockholders, each of whom (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, such stockholder's proportionate share of the undistributed amount, (b) will be entitled to credit against its U.S. federal income tax liabilities such stockholder's proportionate share of the tax paid by the Company on the undistributed amount and to claim a refund to the extent that such stockholder's credits exceed its liabilities and
(c) for U.S. federal income tax purposes, will be entitled to increase its tax basis in its Shares by an amount equal to the difference between the amount of such includible gains and the tax deemed paid by such stockholder in respect of such Shares under clause (b).

      Distributions of net long-term capital gains, if any, by the Company are taxable to stockholders as long-term capital gains, regardless of how long the Shares have been held, and are not eligible for the dividends received deduction, as described below. Under the Code, net long-term capital gains will be taxed at a rate no greater than 28% for individuals and a rate no greater than 35% for corporations. Dividend distributions of investment company taxable income are taxable to a stockholder as ordinary income to the extent of the Company's current and accumulated earnings and profits. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a stockholder's Shares and, thereafter, will be treated as gains from the disposition of Shares. Corporate stockholders may in certain circumstances be eligible for a dividends received deduction with respect to dividend distributions of investment company taxable income. Eligibility for such a deduction is dependent in part upon the aggregate amount of dividends received by the Company from domestic corporations. Corporate stockholders should consult their own tax advisors concerning the availability of the dividends received deduction. Stockholders will be notified annually as to the federal income tax status of their dividends and distributions.

Potential Excise Tax

      As a RIC, the Company may be subject to a nondeductible 4% excise tax on a portion of its undistributed income. To avoid the tax, the Company must distribute annually at least 98% of its ordinary income (with certain adjustments) and not taking into account any capital gains or losses) for the calendar year and at least 98% of its capital gain net income for the 12 months period ending, as a general rule, on October 31 of each calendar year. For this purpose, any income or gain retained by the Company that is subject to corporate income tax will be treated as having been distributed at the end of the calendar year. In addition, the minimum amounts that must be distributed in any calendar year to avoid the excise tax will be increased or decreased to reflect the amounts of distributions in previous calendar years. For a distribution to qualify under the foregoing provisions, the distribution generally must be declared and paid during the calendar year. Any dividend declared by the Company in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Company, on December 31 of such calendar year if such

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

dividend is actually paid by the Company, during January of the following calendar year. The Company intends to make sufficient distributions each calendar year to avoid the excise tax, but limitations on the Company's ability to make distributions or a change in the Company's income distribution policy may not, permit such distributions at all times, in which case the excise tax will apply. See "Dividends".

HOLDING AND DISPOSING OF WARRANTS

Exercise of Warrant

      The exercise of a Warrant generally will not be a taxable event to the holder of the Warrant. A holder's initial tax basis in shares of Common Stock (including a fractional share interest) acquired upon exercise of a Warrant ("Warrant Shares") will equal the basis of the Warrant plus the amount of any cash paid upon exercise. The holding period for Warrant Shares acquired upon the exercise of a Warrant will begin with the date on which the Warrant is exercised.

Adjustment to Exercise Price

      Adjustments to the exercise price pursuant to the terms of the Warrants generally will not constitute a taxable event for a holder. However, under certain circumstances, an adjustment to the exercise price would be treated as a taxable constructive distribution to Holders of the Warrants. If a taxable constructive distribution were to occur, a holder's basis in a Warrant would be increased by the amount of the taxable distribution with respect to the Warrant.

Gain or Loss on Disposition for Expiration of Warrants

      Any gain or loss recognized on a sale or other taxable disposition of Warrant, and any loss recognized on the expiration of a Warrant, generally will constitute capital gain or loss if the Warrant Shares underlying the Warrant would have been held as a capital asset by the holder if the Warrant had been exercised. Capital gain or loss recognized upon a sale or other taxable disposition of a Warrant, and any capital loss recognized on the expiration of a Warrant, will be long term if the holder's holding period for the Warrant is more than one year at the time of such sale, other taxable disposition, or expiration.

BACKUP WITHHOLDING

      The Company may be required to withhold 31% of reportable payments (which may include dividends, capital gain distributions, interest, and principal payments) to certain non-corporate stockholders as backup withholding. A stockholder, however, may avoid becoming subject to this requirement by filing an appropriate form providing his taxpayer identification number, certifying under penalties of perjury that such taxpayer identification number is correct and that he is not subject to backup withholding, or is exempt from backup withholding. Corporations and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to stockholders may be credited against their federal income tax liability.

      THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH INVESTOR IS ADVISED TO CONSULT HIS OWN TAX ADVISOR WITH RESPECT TO HOW AN INVESTMENT IN THE COMPANY WILL AFFECT HIM, INCLUDING THE EFFECT AND APPLICABILITY OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

STATE AND LOCAL TAXES

      The foregoing discussion relates only to federal income tax matters. The Company and its shareholders will also be subject to state and local taxation. Investors should consult their own tax advisers with respect to the state and local tax consequences to them of the above-described transactions.

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

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of Common Stock will be determined, as soon as practicable after and as of the end of each calendar quarter, by dividing the book value of the Company's total assets minus total liabilities by the total number of shares of Common Stock outstanding at the date as of which the determination is made.

      In making its valuation determination, the Board of Directors adheres to the valuation policy approved by the SBA and adopted by the Board of Directors. In calculating the value of the Company's total assets, securities, if any, that are traded in the over-the-counter market or on a stock exchange are valued at the average of the "bid" and "asked" prices, as the case may be, for the valuation date and the preceding two days, unless the investment is subject to a restriction that requires a discount from such price, which is determined by the Board of Directors. All other investments are valued at fair value as determined in good faith by the Board of Directors. In making such determination, the Board of Directors will value loans and nonconvertible debt securities for which there exists no public trading market at cost; plus amortized original issue discount, if any, unless adverse factors lead to a determination of a lesser value. In valuing securities for which there exists no public trading market, the Board of Directors will determine fair value on the basis of collateral, the issuer's ability to make payments, its earnings, the market value of comparable publicly traded companies and other pertinent factors.

      A substantial portion of the Company's assets will consist of loans and other investments carried at fair values determined by its Board of Directors. The Company's independent public accountants have historically reviewed and may in the future review and express an opinion on the reasonableness of the procedures applied by the directors in valuing such loans and other investments and the appropriateness of the underlying documentation, but determination of fair values involves subjective judgment not susceptible to substantiation by auditing procedures. Accordingly, the accountants' opinion on the Company's Financial Statements included elsewhere in this Prospectus refers to, and the financial statements in the Company's annual report is expected to refer to, the uncertainty with respect to the possible effect on the financial statements of such valuations.

                            DESCRIPTION OF SECURITIES

AUTHORIZED CAPITAL

      The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. Prior to this Offering, the Company had 5,701,545 shares of Common Stock outstanding and no shares of Preferred Stock outstanding.

COMMON STOCK

      The Company is authorized to issue up to 10,000,000 shares of Common Stock, $.01 par value per share, of which 5,701,545 shares were issued and outstanding as of the date of this Prospectus. The holders of Common Stock are entitled to receive dividends equally when, as and if declared by the Board of Directors, out of funds legally available therefor subject to the rights of holders of preferred stock having a dividend preference over the Common Stock. The Company has not paid dividends on its Common Stock since 1990. See "Risk Factors - No Common Stock Dividends", "Dividends and Distributions" and "Tax Considerations."

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

      The holders of the Common Stock have sole voting rights, one vote for each share held of record on all matters submitted to stockholders, and are entitled upon liquidation of the Company to share ratably in the net assets available for distribution after creditors and holders of preferred stock having a liquidation preference over the Common Stock have been paid in full. There are no preemptive, conversion, redemption or cumulative voting rights applicable to the Common Stock. The outstanding shares of the Common Stock are fully paid and non-assessable. Pursuant to the Underwriting Agreement between the Company and the Representative, the Company may not issue any securities, except in certain circumstances, for a period of 24 months from the date of this Prospectus, without prior written consent of the Representative.

PREFERRED STOCK

      Subject to the prior approval of the SBA, the Company will be authorized to issue 1,000,000 shares of Preferred Stock, par value $.01 per share, from time to time in one or more series. No shares of the Company's Preferred Stock are outstanding as of the date of this Prospectus nor does the Company's Board of Directors have any present intention to issue any such shares.

      Subject to the prior approval of the SBA, the Board of Directors will be authorized, subject to any limitations prescribed by Delaware law, to provide for the issuance of Preferred Stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the rights, preferences and privileges of the shares of each wholly unissued series and any qualifications, limitations or restrictions thereon, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series then outstanding), without any further vote or action by shareholder. The Board of Directors may authorize and issue Preferred Stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of Common Stock, because the terms of the Preferred Stock that might be issued could conceivably prohibit the Company's consummation of any merger, reorganization, sale of substantially all its assets, liquidation or other extraordinary corporate transaction absent approval of the outstanding shares of Preferred Stock. Thus, the issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of the Company. In order for the Company to issue any shares of Preferred Stock it must, immediately after such issuance and sale, have an asset coverage of at least 200%. Pursuant to the terms of the Underwriting Agreement between the Company and the Representative, the Company may not issue any shares of Preferred stock for a period of 24 months from the date of this Prospectus, except in certain circumstances, without the prior written consent of the Representative.

WARRANTS

       Each Warrant entitles the holder thereof to purchase one share of Common Stock at an exercise price of $5.50, subject to certain adjustments, for a period commencing the earlier of (i) 24 months from the date of this Prospectus or (i) 12 months from the date of the Prospectus, with the consent of the Representative, and ending five years from the date of the Prospectus. The Warrants may be exercised in whole or in part.

      The Warrants are being issued under a warrant agreement ("Warrant Agreement") between the Company and Jersey Transfer and Trust Company (the "Warrant Agent"). The following is a general summary of certain provisions contained in the Warrant Agreement and is qualified in its entirety by reference to the Warrant Agreement, a copy of which has been filed as an exhibit to the Registration Statement, of which this Prospectus is a part.

      The Board of Directors of the Company has the right to amend the terms of the Warrant Agreement at its discretion to, among other things, extend the exercise period of the Warrants; provided, however, that no amendment adversely affecting the rights of the holders of Warrants may be made without the approval of the holders of a majority of the affected Warrants and provided, further, that no reduction in the number or change in the nature of the securities purchasable upon exercise of the Warrant, no increase in the exercise price, or the acceleration of the expiration date, may be made without the approval of each holder of a Warrant, unless such changes result from the effect of the anti-dilution provisions of the Warrant, as summarized below.

      Commencing the earlier of (i) 24 months from the date of this Prospectus or (ii) 12 months from the date of the Prospectus, with the consent of the Representative, the Company has the right to redeem all the Warrants at a price of $.05 per Warrant upon not less than 30 days' prior written notice; provided that before any redemption of Warrants can take place, the average closing price of the Company's Common Stock as reported on Nasdaq shall have been $7.50 per share for 20 consecutive trading days ending within 15 days prior to the date on which notice of redemption is sent.

      In order for a holder to exercise his or her Warrants, and as required in the Warrant Agreement, there must be a current registration statement on file with the SEC and various state securities commissions to continue registration of the shares of Common Stock underlying such Warrants. The Company will be required to file post-effective amendments when events require such amendments. There can be no assurance that the registration statement can be kept current. If it is not kept current for any reason, the Warrants will not be exercisable and will be deprived of any value. The Company has agreed to use its best efforts to maintain a current registration statement to permit the issuance of the Common Stock upon exercise of the Warrants.

      Holders of the Warrants will be protected against dilution of the interest represented by the underlying shares of Common Stock upon the occurrence of certain events, including, but not limited to, stock dividends, stock-splits, reclassifications and mergers. In the event of the complete liquidation and dissolution of the Company, the Warrants terminate. Holders of the Warrants will not have voting power and will not be entitled to dividends. In the event of liquidation, dissolution or winding up of the Company, holders of the Warrants will not be entitled to participate in the Company's assets.

      Pursuant to the Underwriting Agreement, the Company has agreed to pay to the Underwriters and/or any registered broker-dealer which is a member of the National Association of Securities Dealers, Inc. ("NASD") a commission equal to four percent (4%) of the exercise price of each Warrant exercised provided: (1) at least one year has elapsed from the date of this Prospectus, (2) the market price for the Common Stock is greater than the exercise price of the Warrants;
(3) the Underwriters or such other NASD broker-dealer member has solicited the holder to exercise the Warrant with such solicitation being confirmed in writing by each holder; and (4) the compensation arrangements were disclosed to the holder at the time of exercise, such disclosure being confirmed in writing by said holder. The commission is further conditioned upon the Company's Warrant Agent being furnished by such Underwriter or NASD broker-dealer member with a certificate stating that:

      (i) the Warrants exercised were not held in a discretionary account; (ii) such Underwriter or the NASD member did not, within 5 business days

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

      immediately preceding the solicitation of the exercise of the Warrant or the date of such exercise, bid for or purchase the Common Stock of the Company or any securities of the Company immediately convertible into or exchangeable for the Common Stock (including the Warrants) or otherwise engage in any activity that would be prohibited by Regulation M under the Securities Exchange Act of 1934, as amended, to one engaged in a distribution of the Company's securities; and

      (iii) in connection with the solicitation, such Underwriter and/or the NASD member disclosed to the person exercising the Warrant the compensation it would receive upon exercise of the Warrant.

DELAWARE ANTI-TAKEOVER LAW

      As a Delaware corporation, the Company is subject to Section 203 of the GCL In general, Section 203 prevents an "interested stockholder" (defined generally as a person owing 15% or more of a Delaware corporation's outstanding voting stock) from engaging in a "business combination" (as defined) with such Delaware corporation for three years following the date such person became an interested stockholder unless (i) before such person became an interested stockholder, the board of directors of the corporation approved the transaction in which the interested stockholder became an interested stockholder or approved the business combination, (ii) upon consummation of the transaction that resulted in the interested stockholder's becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding stock held by the directors who are also officers of the corporation and by certain employee stock plans), or (iii) following the transaction in which such person became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized at a meeting of stockholders by the affirmative vote of the holders of two-thirds of the outstanding voting stock of the corporation not owned by the interested stockholder. Under section 203, the restrictions described above also do not apply to certain business combinations proposed by an interested stockholder following the public announcement or notification of one of certain extraordinary transactions involving the corporation and a person who had not been an interested stockholder during the previous three years or who became an interested stockholder with the approval of the corporation's board of directors and if such business combination is approved by a majority of the board members who were directors prior to any person's becoming an interested stockholder. The provisions of Section 203 requiring a super-majority vote to approve certain corporate transactions could have the effect of discouraging, delaying or preventing hostile takeovers, including those that might result in the payment of a premium over market price or changes in control or management of the Company.

LIMITATION ON LIABILITY OF DIRECTORS

      The Company's Certificate of Incorporation provides that, subject to
Section 314 of the 1958 Act, a director of the Company will not be personally liable to the Company or its stockholders for monetary damages for breach of the fiduciary duty of care as a director, including breaches which constitute gross negligence. By its terms and in accordance with the GCL, however, this provision does not eliminate or limit the liability of a director of the Company (i) for breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL (relating to unlawful payments or dividends or unlawful stock repurchases or redemptions), (iv) for any improper benefit or (v) for breaches of a director's responsibilities under the federal securities laws.

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

TRANSFER AGENT/WARRANT AGENT

      The Company's transfer agent for the Common Stock and the warrant agent for the Warrants is Jersey Transfer & Trust Co., 201 Bloomfield Avenue, P.O. Box 36, Verona, New Jersey 07044.


                        SHARES AVAILABLE FOR FUTURE SALE

      Immediately prior to the sale of the Common Stock hereunder, the Company had an aggregate of 5,701,545 shares of its Common Stock issued and outstanding, all of which are "restricted securities," which may be sold only in compliance with Rule 144 under the Securities Act of 1933, as amended. Rule 144 provides, in essence, that a person holding restricted securities for a period of one year after payment therefor may sell, in brokers' transactions or to market makers, an amount not exceeding 1% of the outstanding class of securities being sold, or the average weekly reported volume of trading of the class of securities being sold over a four-week period, whichever is greater, during any three-month period. (Persons who are not affiliates of the Company and who had held their restricted securities for at least two years are not subject to the volume or transaction limitations.) Pursuant to the terms of the Underwriting Agreement, the Company's officers, directors, and holders of 3,803,612 shares of Common Stock have agreed not to sell any of their shares of capital stock for a period of 12 months following the date of this Prospectus without the prior written consent of the Representative. Holders of the remaining 1,897,933 shares of Common Stock have unconditionally agreed not to sell or transfer any shares of Common Stock for a period of 12 months from the date of this Prospectus. The sale of a significant number of these shares in the public market may adversely affect prevailing market prices of the Company's securities following this Offering. See "Underwriting."


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

                                  UNDERWRITING


      Subject to the terms and conditions set forth in the Underwriting Agreement by and between the Company and the Representative ("Underwriting Agreement"), the Company has agreed to sell to the Underwriters, on a firm commitment basis, a total of 890,000 Units. The Underwriters have agreed to purchase the number of Units set forth opposite their name in the table below:


           Underwriters                                 Number of Units
           ------------                                 ---------------

           First Liberty Investment Group, Inc.


           ------------------------------------
           ------------------------------------        ----------------
                                                 Total 890,000

      The Company has agreed to sell the Units to the Underwriters at a discount of ten percent (10%) of the public offering price thereof. The Company has also agreed to pay the Representative a non-accountable expense allowance in the amount of 3% of the aggregate offering price of the Units ($35,000 of which has already been paid), including the Units purchased pursuant to the Over-Allotment Option. In addition, the Company has agreed to pay all costs of issuance of the Units, including blue sky fees and related counsel fees, but not including fees and expenses of the Representative 's counsel. The Company estimates that it will incur costs of $250,000 in connection with this Offering, not including the Representative 's 3% non-accountable expense allowance and the $108,000 financial consulting fee payable to the Representative. As part of the underwriting arrangements, the Company will enter into an agreement to retain the Representative as a financial consultant to the Company for a three year period commencing as of the closing of the Offering at an annual fee of $36,000, for a total of $108,000, payable in full at the closing of the Offering.


      The Company has agreed to indemnify the Underwriters against certain liabilities which may be incurred in connection with this offering, including certain civil liabilities under the Securities Act, and where such indemnification is not available, to contribute to the payments the Underwriters may be required to make in respect of such liabilities.

      The Underwriting Agreement further provides that, subject to SBA approval, for three years after the completion of this Offering, the Representative will have the right to nominate one person to serve on the Company's Board of Directors. In the alternative, the Representative may appoint an advisor who will be entitled to attend all meetings of the Board of Directors. To date, the Representative has not advised the Company as to whether it intends to exercise either right. See "Management."

      The Company's officers, directors and holders of 3,803,612 shares of Common Stock have agreed not to sell, offer to sell or otherwise dispose of any shares of the Company's Common Stock, or securities convertible into Common Stock, owned by them, for a period of 12 months from the date of this Prospectus, without the prior written consent of the Representative. Holders of the remaining 1,897,933 shares of Common Stock have unconditionally agreed not to sell or transfer any shares of Common Stock for a period of 12 months from the date of this Prospectus. The Representative shall have, for a period of three years after the date of this Prospectus, a preferential right to purchase for its account, or sell for the accounts of any of the Company's directors or officers or any of their relatives or affiliates, any securities sold by such persons pursuant to Rule 144 under the 1933 Act, or any successor provision, on terms at least as favorable to such persons as available elsewhere.

      The Company has granted the Representative an Over-Allotment Option, which is exercisable for 30 days from the date hereof, to purchase up to an aggregate of 133,500 additional Units, all at the offering price, less the underwriting discount, set forth on the cover page of this Prospectus. The Representative may exercise the Over-Allotment Option solely for the purpose of covering over-allotments incurred in the sale of Units offered hereby.

      The Company has granted the Representative a right of first refusal for three years after the closing of this Offering to (i) serve as managing underwriter or placement agent for any public offering or private placement, respectively, of securities of the Company or its subsidiaries, on terms no less favorable to the Representative than that offered to such other prospective underwriter or placement agent, or (ii) to serve as its investment banker with respect to any merger, acquisition of disposition of assets of the Company or any of its subsidiaries that is originated by the Representative or not otherwise originated by a third party, as to which the Representative shall be given prompt written notice thereof and 20 days from its receipt of notice thereof to accept or decline such service.

      The Representative has advised the Company that sales to certain dealers may be made at a public offering price less a concession not in excess of _%. The Underwriters do not intend to confirm sales of more than one percent of the Units offered hereby to any accounts over which it exercises discretionary authority.

      The Underwriters may engage in over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids in accordance with Regulation M under the Securities Exchange Act of 1934, as amended. Over-allotment involves syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specific maximum. Syndicate covering transactions involve purchases of the Company's securities in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when the securities originally sold by such syndicate member are purchased in a syndicate covering transaction to cover syndicate short positions. Such stabilizing transactions, syndicate covering transactions and penalty bids may cause the price of the securities to be higher than they would otherwise be in the absence of such transactions.


      Subject to SEC approval, the Company has agreed to sell to the Underwriters or their nominee, for $.01 per option, the Underwriters' Unit Purchase Option to purchase 89,000 Units, each Unit consisting of one share of Common Stock and one Warrant. The Underwriters' Unit Purchase Option will be exercisable for a four-year term, commencing one year after the date of this Prospectus, at an exercise price of $6.56 per Unit, 160% of the public offering price of the Units. The exercise price of the Warrants contained therein is $8.80 per share (160% of the exercise price of the Warrants contained in the public Units). The Underwriters' Unit Purchase Option will be restricted from exercise, sale, transfer, assignment or hypothecation (except to officers of the Underwriters or of any other broker-dealer which participates in this Offering) for a period of one year from the date of this Prospectus. At closing, both the form of Underwriters' Unit Purchase Option and $12,812 in cash (the value of the Underwriters' Unit Purchase Option as determined by the NASD) will be deposited in an escrow account pending SEC determination as to whether it would grant the Company a no-action letter, or exemptive relief, to the effect that the SEC would not raise objections to the Underwriters being issued the Underwriters' Unit Purchase Option. The Underwriters' Unit Purchase Option will only be released from escrow and issued after the Company receives a no-action letter or exemptive relief from the SEC stating that the issuance of such Underwriters' Unit Purchase Option would not violate certain provisions of the 1940 Act. The

Underwriters may at anytime elect to receive the $12,812 and not accept the Underwriters' Unit Purchase Option. In lieu of issuing the Underwriters' Unit Purchase Option the Company has agreed to take any and all actions reasonably requested by the Underwriters (and pay all costs associated therewith) in connection with requesting the no-action letter or exemptive relief. The Underwriters' Unit Purchase Option also provides that on two occasions, upon the request of the Underwriters or holders of a majority interest in the Underwriters' Unit Purchase Option or the underlying securities, at any time during the four-year period commencing one year after the Effective Date, the Company will prepare and file a post-effective amendment or new registration statement permitting the sale of the Underwriters' Unit Purchase Option and/or the underlying securities and use its best efforts to keep the registration statement effective for a nine-month period following the effective date of such post-effective amendment or new registration statement. The Company will bear the cost of the first such registration statement, and the holders will bear all costs incident to the second such registration statement. If the Company files a registration statement relating to an equity offering under the provisions of the Securities Act at any time during the five-year period commencing on the date of this Prospectus, the holders of the Underwriters' Unit Purchase Option or underlying securities will have the right, subject to certain conditions, to include in such registration statement, at the Company's expense, all or part of the underlying securities at the request of the holders. The number of Units covered by the Underwriters' Unit Purchase Option and the exercise price are subject to adjustment upon certain events to prevent dilution.

      For the life of the Underwriters' Unit Purchase Option, the holders thereof will have the opportunity to profit from a rise in the market price of the Securities with a resulting dilution in the interests of other stockholders. The Underwriters' registration rights may result in substantial expense to the Company at a time when it may not be able to afford such expense and may impede future financing. The Company may find that the terms on which it could obtain additional capital may be adversely affected while the Underwriters' Unit Purchase Option is outstanding.

      The Company has also agreed to pay the Underwriters a warrant solicitation fee equal to 4% of the Warrant exercise price for any of the publicly held Warrants, when exercised, at any time commencing one year after the date of this Prospectus. See "Description of Securities -- Warrants".

DETERMINATION OF PUBLIC OFFERING PRICE

      Prior to this Offering, there has been no public market for the Securities. The initial public offering prices for the Securities has been determined by negotiations between the Company and the Representative. Among the factors considered in the negotiations were the market price of the Company's Common Stock, an analysis of the areas of activity in which the Company is engaged, the present state of the Company's business, the Company's financial condition, the Company's prospects, an assessment of management, and the general condition of the securities market at the time of this Offering. The public offering prices of the Securities does not necessarily bear any relationship to assets, earnings, book value or other criteria of value applicable to the Company.

      The Company anticipates that the Units, Common Stock and Warrants will be listed for quotation on Nasdaq under the symbols "ECVCU", "ECVC" and "ECVCW", respectively, but there can be no assurances that an active trading market will develop, even if the securities are accepted for quotation. The Underwriters intend to make a market in all of the publicly-traded securities of the Company.

                                  LEGAL MATTERS

      The validity of the securities offered hereby has been passed upon for the Company by Berlack, Israels & Liberman LLP, 120 West 45th Street, New York, New York 10036. Certain legal matters in connection with this offering will be passed upon for the Representative by Gusrae, Kaplan & Bruno, 120 Wall Street, New York, NY 10005.

      The statements in this Prospectus under the captions "Risk Factors - Need For SBA Financing; SBA Financing Not Assured", "SBA Industry Review", "Business
- Specialized Small Business Investment Companies," "Federal Regulation" and "Tax Considerations" have been reviewed and approved by Thelen, Reid & Priest LLP, Market Square, 701 Pennsylvania Avenue, N.W., Washington, D.C. 20004, special regulatory counsel for the Company, as experts in such matters, and are included herein in reliance upon such review and approval.

                                     EXPERTS

      The financial statements of East Coast Venture Capital, Inc. have been included herein and in the Registration Statement in reliance upon the report of Michael C. Finkelstein & Co., independent certified public accountants, appearing elsewhere herein and upon the authority of said firm as experts in accounting and auditing.


                                    CUSTODIAN

      The Company currently acts as a self-custodian of its portfolio securities in compliance with applicable regulations promulgated under the 1940 Act, although the Company reserves the right to appoint a third party custodian in the future. The Company retains its securities and original loan documentation in a rented safe deposit vault at European American Bank, 1345 Avenue of the Americas, New York, New York 10105.

                                TABLE OF CONTENTS

                                                              PAGE

    Accountants' Review Report . . . . . . . . . . . . . . .   F-1

    Independent Auditors' Report . . . . . . . . . . . . . .   F-2

    Statements of Financial Position of
      East Coast Venture Capital, Inc. as of July 1998
      and 1999 and January 31, 2000 and 1999 (unaudited) . . F-3 - F-4

    Statements of Operations for the Years ended July
      31, 1997, 1998 and 1999 and for the Six Months
      Ended January 31, 2000 and 1999 (unaudited) . . . . .    F-5

    Statements of Cash Flows for the Years ended July
      31, 1997, 1998 and 1999 and for the Six Months
      Ended January 31, 2000 and 1999 (unaudited) . . . . .    F-6

    Statements of Stockholders' Equity for the Years
      ended July 31, 1997, 1998
      and 1999 and for the Six Months Ended January 31,
      2000 and 1999 (unaudited) . . . . . . . . . . . . . .    F-7

    Notes to the Financial Statements . . . . . . . . . . .  F-8 - F-14

    Supplemental Schedules . . . . . . . . . . . . . . .     F-15 - F-16

    Selected Per Share Data and Ratios . . . . . . . . .       F-17

                             MICHAEL C. FINKELSTEIN

                           CERTIFIED PUBLIC ACCOUNTANT

704 Ginesi Drive - Suite 23                         1370 Avenue of the Americas
Morganville, New Jersey  07751                      New York, New York  10019
Tel. (732) 972-2700                                 Tel. (212) 664-8900
Fax. (732) 972-5001                                 Fax. (212) 664-1700

Board of Directors
East Coast Venture Capital, Inc.

                           ACCOUNTANTS' REVIEW REPORT

We have reviewed the accompanying statements of financial position of East Coast Venture Capital, Inc. as of January 31, 1999 and 2000, and the related statements of operations, cash flows and stockholders' equity for the six month periods then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A review of the interim financial statements consists principally of obtaining an understanding of the system for the preparation of interim financial statements, applying analytical review procedures to financial data and making inquires of persons responsible for financial and accounting matters. It is substantially less in scope than an examination in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles applied on a consistent basis.

As described in Note 2, these financial statements were prepared in conformity with the accounting practices prescribed by the Small Business Administration, which provide for specific allocations of certain types of income to specific capital accounts.

As indicated in Note 2 to the financial statements as of January 31, 1999 and 2000, loans and investment securities amounting to $4,422,106 and $3,872,529 respectively, are valued at cost, less a provision for loan losses. Because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than values that would exist in a ready market for such loans which market has not and does not presently exist.

Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles. The information included in the accompanying supplementary schedules is presented only for supplementary analytical purposes. Such information has been subjected to the same inquiry and analytical procedures applied in the review of the basic financial statements and we are not aware of any material modifications that should be made thereto.

Michael C. Finkelstein & Co.


Morganville, New Jersey
Certified Public Accountant

March 20, 2000

                             Michael C. Finkelstein

                           CERTIFIED PUBLIC ACCOUNTANT

704 Ginesi Drive - Suite 23                         1370 Avenue of the Americas
Morganville, New Jersey  07751                      New York, New York  10019
Tel. (732) 972-2700                                 Tel. (212) 664-8900
Fax. (732) 972-5001                                 Fax. (212) 664-1700


Board of Directors
East Coast Venture Capital Inc.

                          INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying Statements of financial position of East Coast Venture Capital Inc. (the "Company") as of July 31, 1998 and 1999 including the schedule of investments as of July 31, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the six months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared in conformity with the accounting practices prescribed by the Small Business Administration, which provide for specific allocations of certain types of income to specific capital accounts. As explained in Note 2, the financial statements include securities valued at $4,064,937 and $4,132,066 as of July 31, 1998 and 1999, respectively (185% and 88% respectively of net assets), whose values have been estimated by the Board of Directors in absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at its estimate of such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of July 31, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Michael C. Finkelstein & Co.


Morganville, New Jersey
Certified Public Accountant

September 28, 1999

                        EAST COAST VENTURE CAPITAL, INC.
                        STATEMENTS OF FINANCIAL POSITION


                                     ASSETS


                                                                   July 31,                     January 31,
                                                         --------------------------    --------------------------
                                                            1998           1999           1999            2000
                                                         -----------    -----------    -----------    -----------
                                                                                                (unaudited)
                                                                                       --------------------------
Loans Receivable-Long Term Portion
   (Notes 2 and 9)                                       $ 4,123,095    $ 4,187,046    $ 4,480,264    $ 3,927,509
Equity Investments                                            90,000        125,000         90,000        125,000
  Less:  Unrealized Depreciation on
   Loans Receivable                                         (148,158)      (179,980)      (148,158)      (179,980)
                                                         -----------    -----------    -----------    -----------

                                                           4,064,937      4,132,066      4,422,106      3,872,529

  Less:  Current Maturities - Loans Receivable 609,741       628,226        672,040        589,126
                                                         -----------    -----------    -----------    -----------

     Total Loans Receivable - Net of
       Current Maturities                                  3,455,196      3,503,840      3,750,066      3,283,403
                                                         -----------    -----------    -----------    -----------

Current Assets:
  Cash (Note 11)                                           1,828,014      3,820,422      1,561,117      4,434,855
  Accrued Interest                                           213,422        198,341        215,968        186,703
  Current Maturities - Loans
    Receivable (Note 2)                                      609,741        628,226        672,040        589,126
  Stock Subscriptions Receivable                                  --        325,000             --             --
  Other Assets                                               200,357        237,666        217,539        242,195
                                                         -----------    -----------    -----------    -----------

     Total Current Assets                                  2,851,534      5,209,655      2,666,664      5,452,879
                                                         -----------    -----------    -----------    -----------
     Total Assets                                        $ 6,306,730    $ 8,713,495    $ 6,416,730    $ 8,736,282
                                                         ===========    ===========    ===========    ===========

See Accountants' Review Report and Notes to the Financial Statements

                                         EAST COAST VENTURE CAPITAL, INC.
                                         STATEMENTS OF FINANCIAL POSITION
                                       LIABILITIES AND STOCKHOLDERS' EQUITY


                                                                  July 31,                     January 31,
                                                         --------------------------    --------------------------
                                                            1998            1999          1999           2000
                                                         -----------    -----------    -----------    -----------
                                                                                                (unaudited)
                                                                                       --------------------------
Long Term Debt:
  Debenture Payable to SBA (Note 3)                      $ 3,780,000    $ 3,780,000    $ 3,780,000    $ 3,780,000
                                                         -----------    -----------    -----------    -----------

Current Liabilities:
  Accrued Interest                                            72,683         81,766         79,986         85,601
  Other Current Liabilities                                   32,270         23,389         12,500         16,703
  Deferred Income                                             99,521             --         99,521             --
  Loan Participations                                        133,507        134,074        294,385        127,661
                                                         -----------    -----------    -----------    -----------

     Total Current Liabilities                               337,981        239,229        486,392        229,965
                                                         -----------    -----------    -----------    -----------

     Total Liabilities                                     4,117,981      4,019,229      4,266,392      4,009,965
                                                         -----------    -----------    -----------    -----------

Commitments and Contingencies (Notes 9,10, 11 and 12)             --             --             --             --

Stockholders' Equity:  (Notes 5, 6 and 7)
  Class A 3% Cumulative Preferred Stock, $1 Par Value;
   1,000,000 Shares Authorized, 0 Shares
   Issued and Outstanding                                         --             --             --             --

  Class B 4% Cumulative Preferred Stock, with a
   15 Year Redemption Period, $1 Par Value;
   2,000,000 Shares Authorized:  No Shares
   Outstanding                                                    --             --             --             --

  Common Stock, $.01 Par Value; 25,000,000 Shares
   Authorized: 5,701,545 Shares Issued
   and Outstanding                                            57,015         57,015         57,015         57,015

  Additional Paid in Capital                               2,340,780      4,970,380      2,373,180      4,975,780
  Restricted Capital - Realized Gain
   on Redemption                                             135,000          5,400        102,600             --
  Retained Earnings (Deficit)                               (344,046)      (338,529)      (382,457)      (306,478)
                                                         -----------    -----------    -----------    -----------
     Total Stockholders' Equity                            2,188,749      4,694,266      2,150,338      4,726,317
                                                         -----------    -----------    -----------    -----------
  Total Liabilities and Stockholders' Equity             $ 6,306,730    $ 8,713,495    $ 6,416,730    $ 8,736,282
                                                         ===========    ===========    ===========    ===========

See Accountants' Review Report and Notes to the Financial Statements

                                                 EAST COAST VENTURE CAPITAL, INC.

                                                      STATEMENTS OF OPERATIONS

                                                             Years Ended                     Six Months Ended
                                                               July 31,                         January 31,
                                              --------------------------- -----------    --------------------------
                                                  1997          1998         1999           1999            2000
                                              -----------   -----------   -----------    -----------    -----------
                                                                                                (unaudited)
                                                                                         --------------------------
Revenue:
  Interest Earned on Outstanding
     Receivable (Note 2)                      $   358,491   $   404,627   $   365,579    $   179,820    $   153,674
  Interest Income on Idle Funds                     2,490        29,025        38,396         19,095        133,802
                                              -----------   -----------   -----------    -----------    -----------

     Total Revenue                                360,981       433,652       403,975        198,915        287,476
                                              -----------   -----------   -----------    -----------    -----------

Expenses:
  Interest (Note 3)                               196,200       219,349       257,300        136,439        140,275
  Professional Fees                                27,350        17,917        26,501         11,343         22,899
  Management Fees (Note 8)                        108,000       144,000       144,000         72,000         72,000
  Other Operating Expenses                         16,917        22,357        22,160          6,972          8,847
                                              -----------   -----------   -----------    -----------    -----------
     Total Expenses                               348,467       403,623       449,961        226,754        244,021
                                              -----------   -----------   -----------    -----------    -----------

     Net Investment Income                         12,514        30,029       (45,986)       (27,839)        43,455
     Recovery of Bad Debts (Note 2)                    --            --        67,699             --             --
                                              -----------   -----------   -----------    -----------    -----------
     Net Income Before Taxes                       12,514        30,029        21,713        (27,839)        43,455

Provision for Taxes:
  Current Income Taxes (Note 2)                     8,487         8,871        16,196         10,572         11,404
                                              -----------   -----------   -----------    -----------    -----------
  Net Income                                  $     4,027   $    21,158   $     5,517    $   (38,411)   $    32,051
                                              ===========   ===========   ===========    ===========    ===========
  Earnings (Loss) Per Common Share (Note 2)   $      0.00   $      0.00   $      0.00    $     (0.01)   $      0.01
                                              ===========   ===========   ===========    ===========    ===========
Weighted Average Shares of

  Common Stock Outstanding                      5,400,045     5,701,545     5,701,545      5,701,545      5,701,545
                                              ===========   ===========   ===========    ===========    ===========


      See Accountants' Review Report and Notes to the Financial Statements

                                                  EAST COAST VENTURE CAPITAL, INC.
                                                      STATEMENTS OF CASH FLOWS

                                                                      Years Ended                        Six Months Ended
                                                                        July 31,                           January 31,
                                                       -----------------------------------------    --------------------------
                                                           1997          1998           1999           1999            2000
                                                       -----------    -----------    -----------    -----------    -----------
                                                                                                            (unaudited)
                                                                                                    --------------------------
Cash Flows from Operating Activities:
  Net Income                                           $     4,027    $    21,158    $     5,517    $   (38,411)   $    32,051
  (Increase) Decrease in Accrued Interest Receivable       (28,370)       (86,087)        15,081         (2,546)        11,638
  Decrease (Increase) in Other Assets                      (49,282)      (120,985)       (37,309)       (17,182)        (4,529)
  Decrease in  Unrealized Depreciation on Loans                 --             --         31,822             --             --
  (Decrease) in Deferred Income                                 --             --        (99,521)            --             --
  (Decrease) Increase in Accrued Liabilities                 6,400         49,430            202        (12,467)        (2,851)
                                                       -----------    -----------    -----------    -----------    -----------
Net Cash (Used) Provided by Operating Activities           (67,225)      (136,484)       (84,208)       (70,606)        36,309
                                                       -----------    -----------    -----------    -----------    -----------
Cash Flows From Investing Activities:
  Loans Receivable Originated                           (1,336,000)      (889,649)    (1,092,716)      (857,716)      (216,215)
  Repayment of Loans Receivable                          1,385,674        875,000        993,765        500,547        475,752
  Increase (Decrease) in Loan Participations                  (642)            --            567        160,878         (6,413)
                                                       -----------    -----------    -----------    -----------    -----------
Net Cash (Used) Provided by Investing Activities            49,032        (14,649)       (98,384)      (196,291)       253,124
                                                       -----------    -----------    -----------    -----------    -----------
Cash Flows from Financing Activities:
  Stock Subscription Receivable                                 --             --       (325,000)            --        325,000
  Proceeds from Sale of Treasury Stock                          --        493,915      2,500,000             --             --
  Sale of Debentures (Net)                                  40,000      1,040,000             --             --             --
                                                       -----------    -----------    -----------    -----------    -----------

Net Cash Provided by Financing Activities                   40,000      1,533,915      2,175,000             --        325,000
                                                       -----------    -----------    -----------    -----------    -----------

Net Increase (Decrease) in Cash                             21,807      1,382,782      1,992,408       (266,897)       614,433
Cash Balance - Beginning of Period                         423,425        445,232      1,828,014      1,828,014      3,820,422
                                                       -----------    -----------    -----------    -----------    -----------
Cash Balance - End of Period                           $   445,232    $ 1,828,014    $ 3,820,422    $ 1,561,110    $ 4,434,855
                                                       ===========    ===========    ===========    ===========    ===========

Supplemental Disclosures of Cash Flow Information
  Cash Paid During the Period For:

     Interest                                          $   192,275    $   185,689    $   248,218    $   127,336    $   136,440
                                                       ===========    ===========    ===========    ===========    ===========

     Taxes                                             $     8,487    $     8,871    $    11,792    $    10,572    $    11,404
                                                       ===========    ===========    ===========    ===========    ===========

See Accountants' Review Report and Notes to the Financial Statements

                        EAST COAST VENTURE CAPITAL, INC.
                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                     Years Ended                        Six Months Ended
                                                                       July 31,                           January 31,
                                                      -----------------------------------------    --------------------------
                                                         1997           1998           1999           1999            2000
                                                      -----------    -----------    -----------    -----------    -----------
                                                                                                           (unaudited)
                                                                                                   --------------------------
3% Cumulative Preferred Stock, $1 Par Value
  3,000,000 Shares Authorized; 0 Shares
  Issued and Outstanding                              $        --    $        --    $        --    $        --    $        --
                                                      -----------    -----------    -----------    -----------    -----------

Common Stock, $.01 Par Value, 25,000,000 Shares
  Authorized; 5,701,545 and 5,400,045 Shares Issued
  and Outstanding, Respectively                            54,000         54,000         57,015         57,015         57,015
  Proceeds from Sale of Treasury Stock                         --          3,015             --             --             --
                                                      -----------    -----------    -----------    -----------    -----------
  Balance - End of Period                                  54,000         57,015         57,015         57,015         57,015
                                                      -----------    -----------    -----------    -----------    -----------
Additional Paid In Capital - Beginning                  1,590,680      1,720,280      2,340,780      2,340,780      4,970,380
  Amortization of Restricted Capital                      129,600        129,600        129,600         32,400          5,400
  Proceeds from Sale of Treasury Stock                         --        490,900      2,500,000             --             --
                                                      -----------    -----------    -----------    -----------    -----------
  Balance - End of Period                               1,720,280      2,340,780      4,970,380      2,373,180      4,975,780
                                                      -----------    -----------    -----------    -----------    -----------
Restricted Capital

  Balance - Beginning of Period                           394,200        264,600        135,000        135,000          5,400
  Amortization of Realized Gain                          (129,600)      (129,600)      (129,600)       (32,400)        (5,400)
                                                      -----------    -----------    -----------    -----------    -----------
  Balance - End of Period                                 264,600        135,000          5,400        102,600             --
                                                      -----------    -----------    -----------    -----------    -----------

Retained Earnings (Deficit)
  Balance -  Beginning of Period                         (369,231)      (365,204)      (344,046)      (344,046)      (338,529)
  Net Income                                                4,027         21,158          5,517        (38,411)        32,051
                                                      -----------    -----------    -----------    -----------    -----------
     Balance -  End of Period                            (365,204)      (344,046)      (338,529)      (382,457)      (306,478)
                                                      -----------    -----------    -----------    -----------    -----------

     Total Stockholders' Equity                       $ 1,673,676    $ 2,188,749    $ 4,694,266    $ 2,150,338    $ 4,726,317
                                                      ===========    ===========    ===========    ===========    ===========


See Accountants' Review Report and Notes to the Financial Statements

                        EAST COAST VENTURE CAPITAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 1     ORGANIZATION

           East Coast Venture Capital, Inc., (the "Company") was formed on June 14, 1983 for the purpose of operating as a Specialized Small Business Investment Company ("SSBIC"), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the Small Business Administration ("SBA"). The Company's business is to provide financing to persons who qualify under SBA regulations. The Company was granted a license to operate as a SSBIC by the SBA on July 14, 1986 (date of inception).

NOTE 2     SIGNIFICANT ACCOUNTING POLICIES

           The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual method of accounting in conformity with generally accepted accounting principles for investment companies, and in accordance with accounting practices prescribed by the small business administration. Accordingly, the financial statements presented do not have any material differences between generally accepted accounting principles and accounting practices prescribed by the Small Business Administration.

           CASH AND CASH EQUIVALENTS

           For purposes of the statements of cash flows, cash and cash equivalents include cash and balances due from banks, federal funds sold and securities purchased under agreements to resell, all of which mature within ninety days.

           USE OF ESTIMATES

           In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change in the near term relate to the determination of the allowance for loan losses, and the valuation of foreclosed real estate, deferred tax assets and trading activities.

           VALUATION OF LOANS AND INVESTMENTS

           As of January 31, 2000 all loans receivable (loans) made by the Company have been in the form of loans to closely held corporations. Since there exists no ready market for these loans the Board of Directors has valued the loans based upon the cost of such loans, less a provision for loan losses. Because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly lower than values that would exist in a ready market for such loans which market has not and does not presently exist.

                        EAST COAST VENTURE CAPITAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 2     SIGNIFICANT ACCOUNTING POLICIES
(Continued)

           The balance in the reserve account is adjusted periodically by the Board of Directors on the basis of fair value of the collateral held and past loss experience. The provision for loan losses represents a good faith determination by the Board of Directors. Substantially, all loans are collateralized by real estate, fixed assets, inventories, intangibles, personal guarantees and/or New York City taxi medallions.

           RECOGNITION OF INTEREST INCOME

           It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts be collected. Interest on doubtful accounts which are past due is not recorded until actually received.

           GAINS AND LOSSES ON SECURITIES

           Cost of securities sold is reported on the average cost basis. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gain or loss reported in prior years.

           INCOME TAXES

           The accompanying financial statements include a current tax provision at the statutory rates based on the income presented for Federal, State and Local taxes. The Company incurred significant losses during the period ended July 31, 1995. The Company has elected not to record any tax benefits relating to potential net operating losses due to the uncertainty of realizing those benefits. The net operating loss carryforward available for future periods as of July 31, 1999 was $156,476.

           The Company intends to follow Statement of Accounting Standards No. 109 (SFAS 109), "Accounting for Income Taxes", when the realization of net operating loss benefits can more readily be measured.

           EARNINGS PER SHARE

           Earnings per share are based on a weighted average number of shares outstanding during the period.

                        EAST COAST VENTURE CAPITAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 3     LONG TERM DEBT

           The long term debt to the Small Business Administration consisted of the following subordinated debentures as of January 31, 2000.

                                  First  Second      Principal
                Due Date           Five Years         Amount
                --------          -------------     ----------

             March 25, 2008        7.32%  7.32%     $2,040,000

             June 1, 2007          8.07%  8.07%      1,040,000

             December 1, 2005      3.54%  6.54%        700,000
                                                    ----------
                                                    $3,780,000
                                                    ==========

           Interest only on such debentures is payable semi-annually. The debentures are subordinated to other debt and do not have any restriction with respect to the payments of dividends. The Company may not obtain any credit lines in excess of two times its private capital without the approval of the SBA.

           Effective March 25, 1998, the Company sold $2,040,000 of subordinated debentures to the SBA with interest at 8.25%. The debenture is due March 25, 2008. As a condition, the Company paid a one-time non refundable commitment fee in the amount of $71,400. The prepaid commitment fee is being amortized over a period of ten years.

NOTE 4     DEFERRED INCOME

           During the fiscal year ended July 31, 1991, the Company entered into loan modification agreements with several borrowers. In accordance with the modification agreements, all past due interest was added to the original principal balance and deferred as income. The deferred portion of accrued interest will be amortized over the lives of the various loans. During the year ended July 31, 1999 the Company wrote off the entire balance of deferred income and charged such balance against the unrealized depreciation on loans receivable.

NOTE 5     PREFERRED STOCK

           As of July 31, 1993, the Company was authorized to issue 3,000,000 shares of 3% cumulative preferred stock, $1 par value. As of July 31, 1994, 1,000,000 shares of preferred stock were issued to the SBA. Each share was entitled to receive 3% per annum. Dividends were not required to be paid to the SBA on an annual or other periodic basis, so long as cumulative dividends were paid to the SBA before any other payments were made to shareholders. Such dividends on the preferred stock will be deemed to be earned at the time dividends on the Company's common stock are declared, and, accordingly will reduce the amounts available for distributions to the common shareholders.

                        EAST COAST VENTURE CAPITAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 5     PREFERRED STOCK
(Continued)

           Effective November 21, 1989 Congress passed legislation which alters the preferred stock to a 4 percent cumulative dividend and a fifteen year call provision for all preferred stock sold subsequent to the effective date.

           The Company amended its certificate of incorporation to create a class A preferred stock $1 par value which will consist of the 1,000,000 outstanding preferred stock and to change the existing 2,000,000 authorized but unissued shares of preferred stock into a new class B preferred stock $1 par value which will carry a 4 percent cumulative dividend rate and a mandatory 15 year redemption.

NOTE 6     RESTRICTED CAPITAL - UNREALIZED GAIN ON REDEMPTION

           The Company and the SBA entered into a repurchase agreement dated April 14, 1995. Pursuant to the agreement, the Company repurchased all 1,000,000 shares of its $1 par value, 3% cumulative preferred stock from the SBA for a purchase price of $.35 per share, or an aggregate of $350,000. The repurchase price was at a substantial discount to the original sale price of the 3% preferred stock which was sold to the SBA at par value of $1.00 per share.

           As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly created restricted capital surplus account. The surplus account is equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $650,000, the amount of the repurchase discount on the date of repurchase, less $2,000 of expenses incurred in connection with the repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived.

           The liquidating interest will expire on the later of (i) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such latter date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

                        EAST COAST VENTURE CAPITAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 6     RESTRICTED CAPITAL - UNREALIZED GAIN ON REDEMPTION
(Continued)

           Additionally, as a condition for the repurchase of the preferred stock, the SBA regulations also require that all dividends accumulated and unpaid on the 3 Percent preferred stock issued to the SBA be paid before any declaration of dividends on any distributions other than to the SBA.

           The undeclared cumulative preferred dividends were not canceled at the time of the repurchase, but will also be amortized over a sixty
           (60) month period from the date of the repurchase agreement.

           The initial value of the undeclared dividends was $156,250 as of the date of the repurchase agreement.

           As of January 31, 2000 the restricted capital and the undeclared cumulative preferred dividends were fully amortized.

NOTE 7     COMMON STOCK

           On October 31, 1997 the Company completed a private placement through the sale of 301,500 shares of its Common Stock for $2.00 per share. The net proceeds received by the Company aggregated $493,915.

           On July 28, 1999, Veritas Financial Corp., contributed 1,596,433 (representing 28% of the issued and outstanding shares of the Company) of its shares in the Company to the capital of the Company, thereby making such shares treasury stock. Simultaneously, the Company sold such treasury shares for an aggregate amount of $2,500,000. The Company received $2,175,000 from such sale of Common Stock through July 31, 1999, the balance of $325,000 was received in August 1999.

           Effective August 1, 1998, the Board of Directors declared a stock split of 21 for 1 of the Company's common stock. The effect of the stock split was to increase 257,145 shares of common stock, outstanding to 5,400,045 shares of common stock outstanding. All references to number of shares, except authorized shares in the financial statements have been adjusted to reflect the stock split on a retroactive basis, for all periods presented.

NOTE 8     RELATED PARTY TRANSACTIONS

           The SBA has approved a management agreement by and between the Company and Z. Zindel Corp. The approved management agreement calls for annual management fees of $144,000. Zindel Zelmanovitch is the sole shareholder of Z. Zindel Corp.

                        EAST COAST VENTURE CAPITAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 8     RELATED PARTY TRANSACTIONS
(Continued)

           During the fiscal years ended July 31, 1999 and 1998, the Company paid management fees totaling $144,000 and $144,000, respectively. The Company is contingently liable for the cumulative remaining $84,000 of unpaid management fees. Such amount will be repaid upon the Company's ability to generate operating profits.

NOTE 9     CONTINGENCIES - LOANS RECEIVABLE

           As of January 31, 2000, there were 8 borrowers in arrears in payment of principal totaling $1,059,374 or 27% of its loan portfolio. The difference between the original principal balances and any collection costs incurred less the amount collected will be written off at the time of disposition of these loans. These loans are collateralized by either first or second positions on real estate.

NOTE 10    SIGNIFICANT CONCENTRATION OF CREDIT RISK

           Approximately twenty-three (23%) and nineteen (19%) percent of the Company's loan portfolio consists of loans made for the financing and purchase of service stations and laundromats, respectively. The loans are secured by New York City Medallions, Real Estate inventory and fixed assets of such establishments.

NOTE 11    FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

           The Company maintains approximately $4,229,149 in banks, in excess of amounts that would be insured by the Federal Depository Insurance Corporation.

NOTE 12    FAIR VALUE OF FINANCIAL INSTRUMENTS

           SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about certain financial instruments, whether or not recognized on the balance sheet. Where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In addition, SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not purport to represent and should not be considered representative of the underlying market of franchise value of the Company.

                        EAST COAST VENTURE CAPITAL, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                            JANUARY 31, 2000 AND 1999

NOTE 12    FAIR VALUE OF FINANCIAL INSTRUMENTS
(Continued)

           LOANS RECEIVABLE

           As described in Note 2, the carrying amount of investments in securities is the estimated fair value of such securities, which is currently estimated at the cost of such securities.

           CASH

           For short-term investments, the carrying amount approximates fair value.

           DEBENTURES PAYABLE TO THE SBA

           The fair value of the debentures payable to SBA are estimated based upon current market interest rates for similar debt.

           The carrying amounts and estimated fair values of the Company's financial instruments are as follows:

                                  January 31, 1999          January 31, 2000
                              -----------------------   -----------------------
                               Carrying      Fair        Carrying      Fair
                                Amount       Value        Amount       Value
                              ----------   ----------   ----------   ----------
Financial Assets -
  Investments in Securities   $4,422,106   $4,422,106   $3,872,529   $3,872,529
  Cash                         1,561,117    1,561,117    4,434,855    4,434,855
Financial Liabilities -
  Debentures payable to SBA   $3,780,000   $3,780,000   $3,780,000   $3,780,000
  Other Liabilities              486,392      486,392      229,665      229,665


                                   July 31, 1998             July 31, 1999
                              -----------------------   -----------------------
                               Carrying      Fair        Carrying      Fair
                                Amount       Value        Amount       Value
                              ----------   ----------   ----------   ----------
Financial Assets -
  Investments in Securities   $4,064,937   $4,064,937   $4,132,066   $4,132,066
  Cash                         1,828,014    1,828,014    3,820,422    3,820,422

Financial Liabilities -
  Debentures payable to SBA   $3,780,000   $3,780,000   $3,780,000   $3,780,000
  Other Liabilities              337,981      337,981      239,229      239,229

                        EAST COAST VENTURE CAPITAL, INC.
                             SCHEDULE OF INVESTMENTS
                             AS OF JANUARY 31, 2000

                      Number
                       of                                         Balance
Type of Loan          Loans      Interest Rate    Maturity Date Outstanding
------------          -----      --------------   ------------- -----------
Manufacturing             1      15.00%                5 years  $    60,324
Services                  2      13.63% - 15.25%   2 - 5 years       11,607
Retail                    5      11.25% - 15.00%  3 - 10 years      310,540
Service Stations          4       9.50% - 15.00%   3 - 7 years      906,582
Construction              1      12.50%                5 years      150,668
Restaurants               7      13.00% - 15.00%   5 - 7 years      338,910
Laundromat               12      10.00% - 15.90%  5 - 10 years      751,740
NYC Taxi Medallion        6       9.00% - 14.00%       7 years      450,609
Dry Cleaners             12      10.00% - 15.90%  5 - 10 years      628,427
Repair Shops              4       9.50% - 15.00%  5 - 10 years      318,102
                        ---                                     -----------
         TOTAL           54                                     $ 3,927,509
                                                                ===========

Substantially, all of the above loans are collateralized by real estate holdings and/or New York City taxi medallions. Loans receivable (securities) have been valued at fair value (cost basis) as determined by the Board of Directors.

                                EQUITY INTERESTS

                                                             Fair Market
 Company Name               Number of Shares        Cost        Value
 ------------               ----------------        ----        -----
First Bank Americano
     Common Stock                   15,000        $ 125,000   $ 125,000
                                                 ==========   =========

                        EAST COAST VENTURE CAPITAL, INC.
                             SCHEDULE OF INVESTMENTS
                               AS OF JULY 31, 1999

                    Number
                      of                                         Balance
Type of Loan         Loans       Interest Rate   Maturity Date Outstanding
------------         -----       -------------   ------------- -----------
Manufacturing           1      15.00%               5 years      $ 61,974
Services                4      13.63% - 15.25% 2 -  5 years        34,415
Retail                  4      11.25% - 15.00% 3 - 10 years       365,906
Service Stations        7       9.50% - 15.00% 3 -  7 years       909,877
Construction            1      12.50%               5 years       152,418
Restaurants             6      13.00% - 15.00% 5 -  7 years       346,061
Laundromat             15      10.00% - 15.90% 5 - 10 years     1,074,471
NYC Taxi Medallion      6       9.00% - 14.00%      7 years       463,531
Dry Cleaners            8      10.00% - 15.90% 5 - 10 years       394,865
Repair Shops            2       9.50% - 15.00% 5 - 10 years       383,528
                       --                                      ----------
         TOTAL         54                                      $4,187,046
                                                               ==========

Substantially, all of the above loans are collateralized by real estate holdings and/or New York City taxi medallions. Loans receivable (securities) have been valued at fair value (cost basis) as determined by the Board of Directors.

                          EQUITY INTERESTS

                                                           Fair Market
 Company Name             Number of Shares       Cost         Value
 ------------             ----------------     ----------  ----------

First BankAmericano
     Common Stock                 15,000       $  125,000  $ 125,000
                                               ==========  =========

                        EAST COAST VENTURE CAPITAL, INC.
                            SUPPLEMENTAL INFORMATION
                       SELECTED PER SHARE DATA AND RATIOS

                                                                                                Six Months
                                                 Years Ended July 31,                           January 31,
                              ----------------------------------------------------------  ----------------------
                                 1995       1996         1997       1998         1999       1999          2000
                              ---------   ---------   ---------   ---------    ---------  ---------    ---------
                                                                                                (unaudited)
                                                                                          ----------------------
PER SHARE DATA
Investment Income                 $0.04       $0.06       $0.06       $0.08        $0.07      $0.03        $0.05
Investment Expenses               (0.07)      (0.06)      (0.06)      (0.07)       (0.08)     (0.04)       (0.04)
                              ---------   ---------   ---------   ---------    ---------  ---------    ---------

     Net Investment (Loss) Income (0.03)          -          -         0.01        (0.01)     (0.01)        0.01

Dilution in Net Assets            (0.09)          -          -        (1.94)           -          -            -

Net Realized and Unrealized Gains
  and Losses on Securities        (0.01)          -          -            -         0.01          -            -

Gain on Preferred Stock Buy Back   0.12           -          -            -            -          -            -

Sale of Common Stock               0.07           -          -         2.00         0.44          -            -
                              ---------   ---------   ---------   ---------    ---------  ---------    ---------

Net Increase (Decrease) in Net
  Asset Value                      0.06           -          -         0.07         0.44      (0.01)        0.01
Net Asset Value - Beginning
  of Period                        0.25        0.31        0.31        0.31         0.38       0.38         0.82
                              ---------   ---------   ---------   ---------    ---------  ---------    ---------
Net Asset Value - End
 of Period (1)                $    0.31   $    0.31   $    0.31   $    0.38    $    0.82  $    0.37    $    0.83
                              =========   =========   =========   =========    =========  =========    =========

Ratios
Ratio of Expenses
   to Average Net Assets (1)      23.10%      18.58%      21.33%      21.36%       13.60%     10.94%        5.42%
                              =========   =========   =========   =========    =========  =========    =========
Ratio of Net (Loss) Income
  to Average Net Assets          11.51%        0.25%       0.24%       1.10%       11.18%     (1.77)%       0.68%
                              =========   =========   =========   =========    =========  =========    =========

Common Shares Outstanding     5,316,045   5,400,045   5,400,045   5,701,545    5,701,545  5,701,545    5,701,545
                              =========   =========   =========   =========    =========  =========    =========

(1) The net asset value includes the unamortized portion of the realized gain from the repurchase of the three (3%) percent preferred stock and the undistributed retained earnings (deficit) at the end of the period.

     No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus and if given or made, such information or representations must not be relied upon as having been authorized by the Company or any Underwriter.
Neither the delivery of this Prospectus nor any sale made hereunder shall under any circumstances create any implication that there has been no change in the affairs of the Company since the date hereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to make such offer or solicitation in such jurisdiction.

                 TABLE OF CONTENTS

                       PAGE

Prospectus Summary............................
The Offering..................................
Summary Financial

Information...................................
Management's Discussion and
Analysis of Financial
 Condition and Results of

Operations....................................
Risk
Factors.......................................
Use of Proceeds...............................
Capitalization................................
Dividends.....................................
Dilution......................................
Business......................................
Management....................................
Certain Relationships
 and Related Transactions.....................
Principal Stockholders........................
Federal Regulation............................
Tax Considerations............................
Determination of Net Asset Value..............
Description of

Securities....................................
Shares Available for
 Future

Sale..........................................
Underwriting..................................
Legal Matters.................................
Experts.......................................
Custodian.....................................
Financial Statements..........................

     Until ________________, 2000 (25 days after
the date of this Prospectus), all dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


             890,000 UNITS


             EAST COAST VENTURE
             CAPITAL, INC.

             PROSPECTUS

             FIRST LIBERTY INVESTMENT GROUP, INC.
             615 CHESTNUT STREET
             PHILADELPHIA, PA 19106

             ______ __, 2000

                                 PART C

      INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS.

      1.   FINANCIAL STATEMENTS.

      The financial statements referred to in the Prospectus under the caption "Index to Financial Statements" are hereby incorporated by reference to the Prospectus. All financial schedules are omitted because they are not applicable or the required information is shown in the financial statements or notes thereto.

      2.   EXHIBITS.


      a1.  Certificate of Incorporation of the Company*
      a2.  Certificate of Merger (Delaware)*
      a3.  Certificate of Merger (New York)*
      a4.  Agreement and Plan of Merger*
      a5.  Certificate of Amendment to Certificate of Incorporation**
      b.   By-Laws of the Company*
      d1.  Specimen Certificate for Shares of Common Stock*
      d2.  Specimen Certificate for Warrants*
      d3.  Form of Underwriter's Purchase Option*
      d4.  Form of Warrant Agreement*
      h1   Form of Underwriting Agreement*
      h2   Form of Selected Dealer Agreement*
      h3   Form of Financial Consulting Agreement*
      h4   Form of Agreement Among Underwriters*
      i    1998 Stock Option Plan*
      k1   Management Agreement between the Company and Veritas Financial Corp.*
      k2   Code of Ethics*
      k3 Agreement between the Company, Freshstart Venture Capital Corp. and Zindel Zelmanovitch*
      1    Opinion of Berlack, Israels & Liberman LLP*
      n1   Consent of Berlack, Israels & Liberman LLP (included in Exhibit 1)
      n2   Consent of Michael C. Finkelstein & Co.**
      n3   Consent of Thelen, Reid & Priest LLP*
      n4   Consent of Director to be elected*
      n5   Consent of Director to be elected*
      n6   Consent of Director to be elected**


*     Previously Filed
**    Filed herewith

ITEMS 25.  MARKETING ARRANGEMENTS


      The information contained under the heading "Underwriting" on pages 72 through 75 of the Prospectus is incorporated herein by this reference.

      In connection with this Offering, the Underwriters may over-allot or effect transactions which stabilize or maintain the market price of the Securities at a level above that which might otherwise prevail in the open market. Such stabilizing, if commenced, may be discontinued at any time.

ITEMS 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

      The estimated expenses in connection with this Offering are as follows:

      SEC filing fee ........................................  $     4,637.77
      The Nasdaq Small Cap Market filing fee ................  $    10,000.00
      NASD filing fee .......................................  $     1,989.23
      Accounting fees and expenses* .........................  $    60,000.00
      Legal fees and expenses* ..............................  $    90,000.00
      Blue Sky fees and expenses* ...........................  $    40,000.00
      Printing and engraving* ...............................  $    40,000.00
      Transfer and Warrant Agents' and Registrar's fees* ....  $     2,000.00
      Miscellaneous expenses* ...............................  $     1,330.97
                                                               --------------
      Total .................................................  $   250,000.00
                                                               ==============

----------------
*     Estimated

ITEM 27.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL.

      The information contained under the heading "Principal Stockholders" on page 54 of the Prospectus is incorporated herein by reference.

ITEM 28.   NUMBER OF HOLDERS OF SECURITIES.

      The following table sets forth the number of recordholders of the Company's Common Stock as of the date hereof.

                                                        NUMBER OF
      TITLE OF CLASS                                 RECORD HOLDERS

      Common Stock, $.01 par value                         26

ITEM 29.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      In connection with the Offering, the Underwriters agreed to indemnify the Company, its directors, and each person who controls it within the meaning of
Section 15 of the Securities Act with respect to any statement in or omission from the registration statement or the Prospectus or any amendment or supplement thereto if such statement or omission was made in reliance upon information furnished in writing to the Company by the Underwriters specifically for or in connection with the preparation of the registration statement, the prospectus, or any such amendment or supplement thereto.

      Section 145 of the GCL empowers a corporation to indemnify its directors and officers and to purchase insurance with respect to liability arising out of the performance of their duties as directors and officers. The GCL provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation's by-laws, any agreement, vote of stockholders or otherwise.

      Article Ninth of the Company's Certificate of Incorporation eliminates, subject to Section 314 of the 1958 Act, the personal liability of directors to the fullest extent permitted by Section 102 of the GCL. Article Tenth provides, subject to the SBA's required standard of care, for indemnification of all persons whom it shall have the power to indemnify pursuant to Section 145 of GCL.

      The effect of the foregoing is to require the Company to the extent permitted by law to indemnify the officers and directors of the Company for any claim arising against such persons in their official capacities if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

      The Company does not currently have any liability insurance coverage for its officers and directors.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

      Not Applicable.

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS.

      The Company maintains at its principal office physical possession of each account, book or other document required to be maintained by Section 31(a) of the 1940 Act.

ITEM 32.   MANAGEMENT SERVICES.

      Not Applicable

ITEM 33.   UNDERTAKING.

      The Registrant hereby undertakes:

           (a) to suspend the offering of securities until the Prospectus is amended if subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement.

           (b) that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

           (c) that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a from of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

      Subject to the terms and condition of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

      Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the provisions referred to in Item 29 of this Registration Statement or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      RULE 415 OFFERING

      The undersigned Registrant will:

      1. File, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to:

      (i)  Include any prospectus required by Section 10(a)(3) of the Act;

      (ii) Reflect in the prospectus any facts or events which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

      (iii) Include any additional or changed material information on the plan of distribution.

      2. For determining liability under the Act, treat each such post-effective amendment as a new registration statement of the securities offered, and the Offering of such securities at that time shall be deemed to be the initial bona fide offering.

      3. File a post-effective amendment to remove from registration any of the securities that remain unsold at the end of the Offering.

      RULE 430A

      The undersigned Registrant will:

      1. For determining any liability under the Act, treat the information omitted from the form of Prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of a prospectus filed by the small business issuer under Rule 424(b)(1) or (4) or 497(h) under the Act as part of this Registration Statement as of the time the Commission declared it effective.

      2. For any liability under the Act, treat each post-effective amendment that contains a form of prospectus as a new registration statement for the securities offered in the Registration Statement, and that the Offering of the securities at that time as the initial bona fide Offering of those securities.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 18th day of April, 2000.

                               EAST COAST VENTURE CAPITAL, INC.


                               By: /s/ ZINDEL ZELMANOVITCH
                                  ----------------------------------------------
                                  Name:  Zindel Zelmanovitch
                                  Title: President and Director

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURE                          TITLE                           DATE

/s/ ZINDEL ZELMANOVITCH     President (principal executive and    April 18, 2000
-------------------------   financial officer) and Director
Zindel Zelmanovitch


/s/ NATHAN G. BERNEY        Secretary                             April 18, 2000
-------------------------
Nathan G. Berney


/s/ JEANETTE BERNEY         Treasurer (principal accounting       April 18, 2000
--------------------------  officer) and Director
Jeanette Berney


/s/ FREDRICK SCHULMAN       Director                              April 18, 2000
--------------------------
Fredrick Schulman


/s/ MARK APPEL              Director                              April 18, 2000
--------------------------
Mark Appel